EXECUTION VERSION #89536643v12 ═══════════════════════════════════════ $1,500,000,000 SECOND AMENDED AND RESTATED CREDIT AGREEMENT Dated as of May 2, 2017 among FMC CORPORATION as U.S. Borrower and THE FOREIGN SUBSIDIARIES PARTY HERETO FROM TIME TO TIME as Euro Borrowers THE LENDERS AND ISSUING BANKS PARTY HERETO and CITIBANK, N.A., as Administrative Agent, * * * CITIGROUP GLOBAL MARKETS INC. and MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED as Joint Lead Arrangers BANK OF AMERICA, N.A., as Syndication Agent and BNP PARIBAS, JPMORGAN CHASE BANK, N.A., SUMITOMO MITSUI BANKING CORPORATION and TD BANK, N.A., as Co-Documentation Agents ═══════════════════════════════════════

I #89536643v12 TABLE OF CONTENTS PAGE ARTICLE I DEFINITIONS AND ACCOUNTING TERMS .................................................. 1 SECTION 1.01. Certain Defined Terms ............................................................... 1 SECTION 1.02. Computation of Time Periods .................................................. 27 SECTION 1.03. Accounting Terms and Principles ............................................ 27 SECTION 1.04. Certain Terms ........................................................................... 28 ARTICLE II AMOUNTS AND TERMS OF THE LOANS ................................................... 28 SECTION 2.01. The Revolving Loans ............................................................... 28 SECTION 2.02. [Intentionally Deleted] ............................................................. 29 SECTION 2.03. The Swing Loans ...................................................................... 29 SECTION 2.04. The Letters of Credit ................................................................ 30 SECTION 2.05. Fees .......................................................................................... 30 SECTION 2.06. Reductions and Increases of the Commitments ....................... 31 SECTION 2.07. Repayment ................................................................................ 34 SECTION 2.08. Interest ...................................................................................... 36 SECTION 2.09. Interest Rate Determinations .................................................... 37 SECTION 2.10. Prepayments ............................................................................. 38 SECTION 2.11. Payments and Computations .................................................... 38 SECTION 2.12. Taxes ........................................................................................ 40 SECTION 2.13. Sharing of Payments, Etc ......................................................... 44 SECTION 2.14. Conversion or Continuation of Revolving Loans ..................... 44 SECTION 2.15. Extension of Termination Date ................................................ 45 SECTION 2.16. Defaulting Lender .................................................................... 48 SECTION 2.17. Acknowledgement and Consent to Bail-In of EEA Financial Institutions ................................................................ 51 ARTICLE III MAKING THE LOANS AND ISSUING THE LETTERS OF CREDIT .......... 52 SECTION 3.01. Making the Revolving Loans ................................................... 52 SECTION 3.02. [Intentionally Deleted] ............................................................. 53 SECTION 3.03. Making the Swing Loans, Etc .................................................. 53 SECTION 3.04. Issuance of Letters of Credit .................................................... 56 SECTION 3.05. Increased Costs ......................................................................... 60 SECTION 3.06. Illegality ................................................................................... 62 SECTION 3.07. Reasonable Efforts to Mitigate ................................................. 62

ii SECTION 3.08. Right to Replace Affected Person or Lender ............................ 63 SECTION 3.09. Use of Proceeds ........................................................................ 63 ARTICLE IV CONDITIONS OF LENDING ........................................................................... 64 SECTION 4.01. Conditions Precedent to Initial Borrowing ............................... 64 SECTION 4.02. Conditions Precedent to Each Revolving Loan Borrowing, Swing Loan Borrowing and Letter of Credit Issuance .................................................................................... 65 ARTICLE V REPRESENTATIONS AND WARRANTIES .................................................. 66 SECTION 5.01. Corporate Existence; Compliance with Law ............................ 66 SECTION 5.02. Corporate Power; Authorization; Enforceable Obligations ............................................................................... 66 SECTION 5.03. Financial Statements ................................................................ 67 SECTION 5.04. Material Adverse Change ......................................................... 67 SECTION 5.05. Litigation .................................................................................. 67 SECTION 5.06. Taxes ........................................................................................ 67 SECTION 5.07. Full Disclosure ......................................................................... 68 SECTION 5.08. Investment Company Act ......................................................... 68 SECTION 5.09. ERISA ...................................................................................... 68 SECTION 5.10. Environmental Matters ............................................................. 68 SECTION 5.11. Ownership of Properties; Liens ................................................ 69 SECTION 5.12. Sanctions .................................................................................. 69 SECTION 5.13. Anti-Corruption Laws; Anti-Money Laundering Laws ........... 69 ARTICLE VI COVENANTS OF THE COMPANY ................................................................ 70 SECTION 6.01. Financial Covenants ................................................................. 70 SECTION 6.02. Reporting Covenants ................................................................ 71 SECTION 6.03. Affirmative Covenants ............................................................. 74 SECTION 6.04. Negative Covenants.................................................................. 76 ARTICLE VII EVENTS OF DEFAULT ................................................................................... 78 SECTION 7.01. Events of Default ...................................................................... 78 SECTION 7.02. Actions in Respect of the Letters of Credit Upon Event of Default; L/C Cash Collateral Account; Investing of Amounts in the L/C Cash Collateral Account; Release ........... 80 ARTICLE VIII THE ADMINISTRATIVE AGENT .................................................................. 83 SECTION 8.01. Authorization and Action ......................................................... 83 SECTION 8.02. Reliance, Etc ............................................................................ 83

iii SECTION 8.03. The Agents and their Affiliates as Lenders .............................. 84 SECTION 8.04. Lender Credit Decision ............................................................ 84 SECTION 8.05. Indemnification ........................................................................ 84 SECTION 8.06. Successor Administrative Agent .............................................. 85 SECTION 8.07. No Other Duties, Etc ................................................................ 85 ARTICLE IX MISCELLANEOUS ........................................................................................... 85 SECTION 9.01. Amendments, Etc ..................................................................... 85 SECTION 9.02. Notices, Etc .............................................................................. 86 SECTION 9.03. No Waiver; Remedies .............................................................. 89 SECTION 9.04. Costs and Expenses .................................................................. 89 SECTION 9.05. Rights of Set-off; Payments Set Aside ..................................... 91 SECTION 9.06. Binding Effect .......................................................................... 91 SECTION 9.07. Assignments and Participations ............................................... 92 SECTION 9.08. No Liability of the Issuing Banks ............................................ 96 SECTION 9.09. Governing Law ......................................................................... 97 SECTION 9.10. Execution in Counterparts ........................................................ 97 SECTION 9.11. Confidentiality .......................................................................... 97 SECTION 9.12. Submission to Jurisdiction; Service of Process ........................ 98 SECTION 9.13. WAIVER OF JURY TRIAL .................................................... 98 SECTION 9.14. Judgment Currency .................................................................. 99 SECTION 9.15. European Monetary Union ....................................................... 99 SECTION 9.16. USA PATRIOT Act ............................................................... 100 SECTION 9.17. Continued Effectiveness ......................................................... 100 SECTION 9.18. Entire Agreement ................................................................... 100 SECTION 9.19. No Fiduciary Duty .................................................................. 100 ARTICLE X GUARANTY ................................................................................................... 101 SECTION 10.01. Guaranty ................................................................................. 101 SECTION 10.02. Authorization; Other Agreements .......................................... 101 SECTION 10.03. Guaranty Absolute and Unconditional ................................... 102 SECTION 10.04. Waivers .................................................................................. 103 SECTION 10.05. Reliance .................................................................................. 104 SECTION 10.06. Waiver of Subrogation and Contribution Rights .................... 104 SECTION 10.07. Subordination ......................................................................... 104 SECTION 10.08. Default; Remedies .................................................................. 105

iv SECTION 10.09. Irrevocability .......................................................................... 105 SECTION 10.10. Setoff ...................................................................................... 105 SECTION 10.11. No Marshaling ........................................................................ 105 SECTION 10.12. Enforcement; Amendments; Waivers .................................... 105 SCHEDULES AND EXHIBITS SCHEDULES Schedule I - Commitments Schedule II - Material Subsidiaries Schedule 2.04 - Existing Letters of Credit Schedule 5.02 - Consents Schedule 5.05 - Litigation Schedule 5.10 - Environmental Matters Schedule 6.04(a) - Existing Liens EXHIBITS Exhibit A - Form of Revolving Loan Note Exhibit B-1 - Form of Notice of Revolving Loan Borrowing Exhibit B-2 - Form of Notice of Conversion or Continuation Exhibit C-1 - Form of Assignment and Acceptance Exhibit C-2 - Form of Participation Agreement Exhibit C-3 - Form of New Commitment Acceptance Exhibit D-1 - Form of Euro Borrower Designation Exhibit D-2 - Form of Swing Loan Borrower Designation Exhibit E - Form of Swing Loan Request

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION #89536643v12 SECOND AMENDED AND RESTATED CREDIT AGREEMENT SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”), dated as of May 2, 2017, among FMC CORPORATION, a Delaware corporation (“U.S. Borrower”), the Euro Borrowers (as defined below) and the Swing Loan Borrowers (as defined below), in each case, party hereto from time to time (the Euro Borrowers and the Swing Loan Borrowers together with the U.S. Borrower, collectively the “Borrowers”), the lenders and issuing banks listed on the signature pages hereof under the heading “Lenders” (the “Lenders”) and the other Lenders (as defined below) party hereto from time to time, BANK OF AMERICA, N.A., as syndication agent (the “Syndication Agent”), BNP PARIBAS, JPMORGAN CHASE BANK, N.A., SUMITOMO MITSUI BANKING CORPORATION and TD BANK, N.A., as co- documentation agents and CITIBANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders hereunder. WHEREAS, certain of the Borrowers are party to the Amended and Restated Credit Agreement, dated as of October 10, 2014, among the U.S. Borrower, as borrower, the U.S. Borrower’s foreign subsidiaries party thereto, Citibank, N.A., as administrative agent, and the lenders, issuing banks and other parties party thereto (as amended by that certain Amendment No. 1 thereto, dated as of August 26, 2015 and that certain Amendment No. 2 thereto, dated as of March 24, 2016, prior to the date hereof, the “Existing Credit Agreement”); and WHEREAS, the Borrowers have requested, among other things, that the Lenders make certain changes to the Existing Credit Agreement as contained herein and amend and restate the Existing Credit Agreement in whole, without constituting a novation. NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree to amend and restate the Existing Credit Agreement in its entirety without constituting a novation, effective on the Effective Date, as follows: ARTICLE I DEFINITIONS AND ACCOUNTING TERMS SECTION 1.01. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined): “Acceptance” means an Assignment and Acceptance or a New Commitment Acceptance. “Acquired Business” means, collectively, certain assets of the Seller acquired by the U.S. Borrower (either directly or indirectly through one or more of its Subsidiaries) from the Seller pursuant to the Acquisition Agreement. “Acquisition” means the acquisition by the U.S. Borrower (either directly or indirectly through one or more of its Subsidiaries) of certain assets of the Seller and the concurrent acquisition by the Seller (either directly or indirectly through one or more of its Subsidiaries) of certain assets of the U.S. Borrower, in each case, pursuant to the Acquisition Agreement.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 2 “Acquisition Agreement” means that certain Transaction Agreement, dated as of March 31, 2017, by and between the U.S. Borrower and the Seller. “Acquisition Closing Date” means the date on which the Acquisition is consummated in accordance with terms of the Acquisition Agreement. “Administrative Agent” has the meaning specified in the recital of parties to this Agreement. “Administrative Agent’s Account” means, in respect of any Currency, such account as the Administrative Agent shall designate in a notice to the U.S. Borrower and the Lenders. “Affected Person” has the meaning specified in Sections 2.12(j), 3.05(e), 3.06 and 3.08(a). “Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling or that is controlled by or is under common control with such Person, each officer, director, general partner or joint-venturer of such Person, and each Person that is the beneficial owner of 5% or more of any class of Voting Stock of such Person. For the purposes of this definition, “control” means the possession of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise. “Agents” means, collectively, the Administrative Agent and the Syndication Agent. “Alternate Currency” means any lawful currency other than Dollars (approved by the Administrative Agent and each Lender) which is freely transferable into Dollars. “Anniversary Date” has the meaning specified in Section 2.15(a). “Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to any Borrower or its Subsidiaries from time to time concerning or relating to bribery or corruption, including without limitation the Foreign Corrupt Practices Act of 1977, 15 U.S.C. §§ 78dd-1, et seq. “Anti-Money Laundering Laws” means all laws, rules, and regulations of any jurisdiction applicable to any Borrower or its Subsidiaries from time to time concerning or relating to money laundering, including without limitation the Patriot Act. “Applicable Lending Office” means, with respect to each Lender, and for each Type and Currency of Loan, such Lender’s Domestic Lending Office in the case of a Base Rate Loan and such Lender’s Eurocurrency Lending Office in the case of a Eurocurrency Rate Loan. “Applicable Margin” means, as of any date, the applicable margin set forth under the Eurocurrency Rate or Base Rate column set forth below, as applicable, based upon the Public Debt Rating in effect on such date:

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 3 PUBLIC DEBT RATING S&P/MOODY’S EUROCURRENCY RATE BASE RATE Level 1 A / A2 or higher 0.805% 0.000% Level 2 A- / A3 0.910% 0.000% Level 3 BBB+ / Baa1 1.000% 0.000% Level 4 BBB / Baa2 1.100% 0.100% Level 5 BBB- / Baa3 1.300% 0.300% Level 6 Lower than Level 5 1.500% 0.500% “Applicable Percentage” means, as of any date, the applicable percentage set forth below under the Facility Fee column based upon the Public Debt Rating in effect on such date: PUBLIC DEBT RATING S&P/MOODY’S FACILITY FEE Level 1 A / A2 or higher 0.070% Level 2 A- / A3 0.090% Level 3 BBB+ / Baa1 0.125% Level 4 BBB / Baa2 0.150% Level 5 BBB- / Baa3 0.200% Level 6 Lower than Level 5 0.250% “Arrangers” means CGMI and Merrill, in their respective capacities as joint lead arrangers.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 4 “Assignment and Acceptance” means an assignment and acceptance entered into by a Lender and an Eligible Assignee, and accepted by the Administrative Agent, in accordance with Section 9.07 and in substantially the form of Exhibit C-1 hereto. “Available Amount” means, at any time, with respect to any Letter of Credit, the maximum amount available to be drawn under such Letter of Credit at such time (assuming compliance at such time with all conditions to drawing), provided, that if any Letter of Credit provides for future increases in the maximum amount available to be drawn under such Letter of Credit, then the “Available Amount” of such Letter of Credit shall mean, at any time, the maximum amount available to be drawn under such Letter of Credit after taking into account all increases in the availability thereunder. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution. “Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule. “Base Rate” means, for any period, a fluctuating interest rate per annum as shall be in effect from time to time which rate per annum shall at all times be equal to the highest of: (a) the rate of interest announced publicly by Citibank in New York, New York, from time to time, as its “base rate”; (b) the Federal Funds Rate plus 1/2 of 1%; and (c) Eurocurrency Rate for a one-month period plus 1%; provided, that for purposes of this clause (c), the Eurocurrency Rate shall be based on the Eurocurrency Rate at approximately 11:00 A.M. (London time) on such day of determination, but shall otherwise be calculated in accordance with the definition of “Eurocurrency Rate” (including the interest rate floors set forth therein). “Base Rate Loan” means a Loan denominated in Dollars which bears interest as provided in Section 2.08(a)(i). “BofA” means Bank of America, N.A., a national banking association. “Borrowers” has the meaning specified in the recital of parties to this Agreement. “Borrowers’ Accountants” means KPMG LLP or other independent nationally- recognized public accountants acceptable to the Administrative Agent “Borrowing” means a Revolving Loan Borrowing or a Swing Loan Borrowing. “Business Day” means a day of the year on which banks are not required or authorized by law to close in New York City and, if the applicable Business Day relates to any Eurocurrency Rate Loans, on which dealings are carried on in the London interbank market (or,

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 5 in the case of Loans denominated in Euros, on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System is open). “Capital Lease” means, with respect to any Person, any lease of, or other arrangement conveying the right to use, property by such Person as lessee that would be accounted for as a capital lease on a balance sheet of such Person prepared in conformity with GAAP. “Capital Lease Obligations” means, with respect to any Person, the capitalized amount of all Consolidated obligations of such Person or any of its Subsidiaries under Capital Leases. “Cash Collateralize” means, in respect of an obligation, to provide and pledge (as a first priority perfected security interest) cash collateral in Dollars or Alternate Currency specified by the Administrative Agent, at a location and pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent (and “Cash Collateralization” has a corresponding meaning). “CGMI” means Citigroup Global Markets Inc. “Change of Control” means the occurrence of any of the following: (a) any Person or group of Persons (within the meaning of the Securities Exchange Act of 1934, as amended) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the SEC under the Securities Exchange Act of 1934, as amended) of 30% or more of the issued and outstanding Voting Stock of the U.S. Borrower or (b) during any period of twenty-four (24) consecutive calendar months, individuals who at the beginning of such period constituted the board of directors of the U.S. Borrower (together with any new directors whose election by the board of directors of the U.S. Borrower or whose nomination for election by the stockholders of the U.S. Borrower was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose elections or nomination for election was previously so approved) cease for any reason other than death or disability to constitute a majority of the directors then in office. “Citibank” means Citibank, N.A., a national banking association, and its successors. “Code” means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder. “Co-Documentation Agents” has the meaning specified in the recital of parties to this Agreement. “Commitment” means, as to any Lender, (i) the Dollar amount set forth opposite its name on Schedule I hereto or (ii) if such Lender has entered into one or more Acceptances, the amount set forth for such Lender in the Register, in each case as the same may be increased or reduced as expressly provided herein (including, without limitation, pursuant to Sections 2.06, 2.15(c), 3.08 and 9.07). “Confidential Information” has the meaning set forth in Section 9.11 hereto.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 6 “Consolidated” refers to the consolidation of accounts of the U.S. Borrower and its Subsidiaries in accordance with GAAP. “Constituent Documents” means, with respect to any Person, (a) the articles of incorporation and/or organization, certificate of incorporation or certificate of formation (or the equivalent organizational documents) of such Person, (b) the by-laws, operating agreement (or the equivalent governing documents) of such Person and (c) any document setting forth the manner of election and duties of the directors or managing members of such Person (if any) and the designation, amount or relative rights, limitations and preferences of any class or series of such Person’s Stock. “Contaminant” means any material, substance or waste that is classified, regulated or otherwise characterized under any Environmental Law as hazardous, toxic, a contaminant or a pollutant or by other words of similar meaning or regulatory effect, including any green house gas, petroleum or petroleum-derived substance or waste, asbestos and polychlorinated biphenyls. “Continuation”, “Continue” and “Continued” each refer to a continuation of Eurocurrency Rate Loans for an additional Interest Period pursuant to Section 2.14. “Contractual Obligation” means, as to any Person, any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound. “Conversion”, “Convert” and “Converted” each refer to a conversion of Revolving Loans of one Type into Revolving Loans of the other Type pursuant to Section 2.14. “CRR” means the Council Regulation (EU) No 575/2013 of the European Parliament and of the Council of 26 June 2013 on prudential requirements for credit institutions and investment firms and amending Regulation (EU) No 648/2012. “Currency” means Dollars or any Alternate Currency. “Customary Permitted Liens” means, with respect to any Person, any of the following Liens: (a) Liens for taxes, assessments, governmental charges, claims or levies in each case that are not yet due or that are being contested in good faith by appropriate proceedings and with respect to which adequate reserves (in the good faith judgment of the management of the respective Person) have been established; (b) Liens of landlords, liens in favor of utilities and liens of suppliers, mechanics, carriers, materialmen, warehousemen or workmen and other liens imposed by law or contract which were incurred in the ordinary course of business and (i) which secure amounts not yet due or (ii)(A) which do not in the aggregate materially detract from the value of such property (other than immaterial property) or materially impair the use thereof in the operation of the business of any Person or (B) which Liens (or the amounts secured thereby) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property subject to such Lien and with respect to which adequate reserves (in the good faith judgment of the management of the respective Person) have been established;

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 7 (c) Liens incurred or deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance or other types of social security benefits or to secure the performance of trade contracts, bids, tenders, statutory and regulatory obligations, sales, contracts (other than for the repayment of borrowed money), appeal bonds, leases, government contracts or customs bonds and other similar obligations incurred in the ordinary course of business; (d) encumbrances arising by reason of zoning restrictions, easements, licenses, reservations, covenants, rights-of-way, utility easements, building restrictions and other similar encumbrances on the use of real property not materially detracting from the value of such real property or not materially interfering with the ordinary conduct of the business conducted and proposed to be conducted at such real property; (e) encumbrances, easements, rights-of-way, restrictions, minor defects or irregularities in title and other similar charges or encumbrances not interfering in any material respect with the ordinary conduct of the business of any Person; (f) encumbrances arising under leases or subleases of real property that do not, in the aggregate, materially detract from the value of such real property or interfere with the ordinary conduct of the business conducted at such real property; (g) financing statements with respect to a lessor’s rights in and to personal property leased to such Person in the ordinary course of such Person’s business; (h) Liens arising from judgments, decrees or attachments and Liens securing appeal bonds arising from judgments, in each case in circumstances not constituting an Event of Default, provided that no cash or property is deposited or delivered to secure any such judgment or award; (i) Liens on property of a Person or a business that are existing at the time such Person or business is acquired pursuant to an acquisition not prohibited by Section 6.04(b), provided that such Liens were not placed on such property in contemplation of the consummation of the acquisition and do not extend to any property other than those of the Person or the business so acquired (and proceeds and products of any of the foregoing); (j) Liens encumbering goods under production and arising from progress or partial payments by the U.S. Borrower or any Subsidiary relating to the underlying goods; (k) Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods entered into by the U.S. Borrower or any Subsidiary in the ordinary course of business; (l) Liens under ERISA to the extent the creation thereof would not breach the representation made in Section 5.09 if made immediately after such creation; (m) Liens on any proceeds (including, without limitation, insurance, condemnation and eminent domain proceeds) or products of any property, a lien over which is a Lien permitted by Section 6.04(a); and

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 8 (n) Liens arising solely by virtue of any statutory or common law provisions relating to (i) banker’s liens, (ii) liens in favor of securities intermediaries and (iii) rights of set off or similar rights and remedies as to deposit accounts or securities accounts or other funds maintained with depository institutions or securities intermediaries, including Liens arising under Article 24 of the general terms and conditions of any member of the Dutch Bankers' Association or any similar term applied by a financial institution in the Netherlands pursuant to its general terms and conditions. “Default” means any Event of Default or any event that would constitute an Event of Default but for the requirement that notice be given or time elapse or both. “Default Interest” has the meaning specified in Section 2.08(b). “Defaulting Lender” means at any time, subject to Section 2.16(e), (i) any Lender that has failed to comply with its obligations under this Agreement to make a Loan, make a payment to any Issuing Bank in respect of a Letter of Credit, make a payment to the Swing Loan Lender in respect of a Swing Loan or pay to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder (each a “Funding Obligation”) within two Business Days of the date such Funding Obligation was required to be funded hereunder unless such Lender notifies the Administrative Agent and the U.S. Borrower in writing that such failure is the result of such Lender’s good faith determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, (ii) any Lender that has notified the Administrative Agent, the U.S. Borrower, the Issuing Bank or the Swing Loan Lender in writing, or has stated publicly, that it does not intend to comply with its Funding Obligations hereunder (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s good faith determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (iii) any Lender that has defaulted on its funding obligations under any other loan agreements or credit agreements generally, (iv) any Lender that has, for three or more Business Days after written request of the Administrative Agent or the U.S. Borrower, failed to confirm in writing to the Administrative Agent and the U.S. Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender will cease to be a Defaulting Lender pursuant to this clause (iv) upon the Administrative Agent’s and the U.S. Borrower’s receipt of such written confirmation), (v) any Lender with respect to which a Lender Insolvency Event has occurred and is continuing with respect to such Lender or its Parent Company or (vi) any Lender that has, or has a Parent Company that has, become the subject of a Bail-in Action (provided, in each case, that neither the reallocation of Funding Obligations provided for in Section 2.16 as a result of a Lender's being a Defaulting Lender nor the performance by Non-Defaulting Lenders of such reallocated Funding Obligations will by themselves cause the relevant Defaulting Lender to become a Non-Defaulting Lender). Notwithstanding anything to the contrary above, any determination by the Administrative Agent that a Lender is a Defaulting Lender under any of clauses (i) through (v) above will be conclusive and binding absent manifest error, and such Lender will be deemed to be a Defaulting Lender (subject to Section 2.16(e)) upon notification of such determination by the Administrative Agent to the U.S. Borrower, the Issuing Banks, the Swing Loan Lender and the Lenders.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 9 “Designated Borrower” means any Euro Borrower or Swing Loan Borrower designated pursuant to a Euro Borrower Designation or a Swing Loan Borrower Designation, respectively. “Disclosure Documents” means the U.S. Borrower’s annual report on Form 10-K for December 31, 2016 and any amendments thereto filed by the U.S. Borrower with the SEC. “Documentary Letter of Credit” means any Letter of Credit that is drawable upon presentation of documents evidencing the sale or shipment of goods purchased by the U.S. Borrower or any of its Subsidiaries in the ordinary course of its business. “Dollar Equivalent” means, with respect to any amount denominated in an Alternate Currency, the amount of Dollars that would be required to purchase such amount of such Alternate Currency, based upon the rate at which such Alternate Currency may be exchanged for Dollars (x) in the case of an amount denominated in any Alternate Currency other than Euros, in the London foreign exchange market at approximately 11:00 A.M. London time or (y) in the case of an amount denominated in Euros, in the London foreign exchange market at approximately 10:00 A.M. London time or, at the request of the Borrower, 11:00 A.M., Brussels time, in each case for delivery two Business Days thereafter; provided that, solely for purposes of calculating the amount of any fronting fee payable to any Issuing Bank pursuant to Section 2.05(b)(ii) that is otherwise calculated in Euros or the amount of any Reimbursement Obligations owing to any Issuing Bank pursuant to Section 3.04(g) or 3.04(h) in respect of any Letter of Credit denominated in Euros, “Dollar Equivalent” shall be the amount of Dollars that would be required to purchase such amount of Euros, based upon the rate determined by such Issuing Bank through its principal foreign exchange trading office at approximately 11:00 a.m. on the date two Business Days prior to the date as of which the foreign exchange computation is made. “Dollar Revolving Loan” has the meaning specified in Section 2.01(a). “Dollars” and “$” mean lawful money of the United States of America. “Domestic Lending Office” means, with respect to any Lender, the office of such Lender specified as its “Domestic Lending Office” in its administrative questionnaire delivered to the Administrative Agent or in the Acceptance pursuant to which it became a Lender, or such other office of such Lender as such Lender may from time to time specify to the U.S. Borrower and the Administrative Agent. “Domestic Subsidiary” means any Subsidiary of the U.S. Borrower organized under the laws of any state of the United States of America or the District of Columbia or any entity disregarded for U.S. tax purposes wholly owned by the U.S. Borrower or a Domestic Subsidiary. “Dutch Borrower” means any Borrower that is organized under the laws of the Netherlands. “Dutch Non-Public Lender” means: (i) until the publication of an interpretation of “public” as referred to in the CRR by the competent authority/ies: an entity which (x) assumes rights and/or obligations vis-à-vis a Dutch Borrower, the value of which is at least EUR 100,000 (or its equivalent in another

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 10 currency), (y) which provides repayable funds for an initial amount of at least EUR 100,000 (or its equivalent in another currency) or (z) otherwise qualifies as not forming part of the public), and (ii) as soon as the interpretation of the term “public” as referred to in the CRR has been published by the competent authority/ies: an entity which is considered not to form part of the public on the basis of such interpretation. “EBITDA” means, for any period, net income for such period, plus, without duplication and to the extent deducted from revenues in determining net income for such period, the sum of (a) the aggregate amount of interest expense for such period, (b) the aggregate amount of income and franchise tax expense for such period, (c) all amounts attributable to depreciation and amortization for such period, (d) all other non-cash charges and non-cash losses for such period, (e) all Non-Recurring Items for such period and (f) all fees, expenses and charges incurred in connection with or arising as a result of any proposed or actual acquisitions, investments, asset sales or divestitures and minus, without duplication and to the extent added to revenues in determining net income for such period, the sum of (i) all non-recurring non-cash gains during such period, (ii) the amount of cash used during such period to the extent charged against net income in a different period (excluding any item under clause (f) above) and (iii) the amount of cash used during such period relating to a Non-Recurring Item, all as determined on a consolidated basis with respect to the U.S. Borrower and its Subsidiaries in accordance with GAAP. For the purposes of calculating EBITDA for any period, if during such period the U.S. Borrower or any Subsidiary shall have made an acquisition, EBITDA for such period shall be calculated after giving pro forma effect thereto as if such acquisition occurred on the first day of such period. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Effective Date” has the meaning set forth in Section 4.01. “Eligible Assignee” means a Lender and any Affiliate of such Lender or any other Person approved in writing by the Administrative Agent, the Issuing Banks, the Swing Loan Lenders and the U.S. Borrower; provided, that for the purposes of any Loan owed by a Dutch Borrower, any of the aforementioned Persons is a Dutch Non-Public Lender; provided, further, that none of the following shall be an Eligible Assignee: (i) any natural person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person), (ii) any Borrower or any Affiliates of such Borrower or (iii) any Defaulting Lender.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 11 “EMU” means economic and monetary union as contemplated in the Treaty on European Union. “EMU Legislation” means legislative measures of the European Council for the introduction of, changeover to or operation of a single or unified European currency (whether known as the euro or otherwise), being in part the implementation of the third stage of EMU. “Environmental Law” means any federal, state or local law, rule, regulation, order, writ, judgment, injunction, decree, determination or award relating to the environment, health, safety or hazardous materials, including, without limitation, CERCLA, the Resource Conservation and Recovery Act, the Hazardous Materials Transportation Act, the Clean Water Act, the Toxic Substances Control Act, the Clean Air Act, the Safe Drinking Water Act, the Atomic Energy Act, the Federal Insecticide, Fungicide and Rodenticide Act and the Occupational Safety and Health Act. “Environmental Liabilities and Costs” means, with respect to any Person, all liabilities, obligations, responsibilities, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including all fees, disbursements and expenses of counsel, experts and consultants and costs of investigation and feasibility studies), fines, penalties, sanctions and interest, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute and whether arising under any Environmental Law, Permit, order or agreement with any Governmental Authority or other Person, in each case relating to any environmental, health or safety condition or to any Release or threatened Release and resulting from the past, present or future operations of, or ownership of property by, such Person or any of its Subsidiaries. “Environmental Lien” means any Lien in favor of any Governmental Authority for Environmental Liabilities and Costs. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. “ERISA Affiliate” means any Person who for purposes of Title IV of ERISA is a member of the U.S. Borrower’s controlled group, or under common control with the U.S. Borrower, within the meaning of Section 414(b) or 414(c) of the Code. “ERISA Event” means, with respect to any Person, (a) the occurrence of a reportable event, within the meaning of Section 4043 of ERISA, with respect to any Plan of such Person or any of its ERISA Affiliates unless the 30-day notice requirement with respect to such event has been waived by the PBGC; (b) the provision by the administrator of any Plan of such Person or any of its ERISA Affiliates of a notice of intent to terminate such Plan pursuant to Section 4041(a)(2) of ERISA with respect to a termination described in Section 4041(c)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA); (c) the cessation of operations at a facility of such Person or any of its ERISA Affiliates in the circumstances described in Section 4062(e) of ERISA; (d) the withdrawal by such Person or any of its ERISA Affiliates from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (e) the failure by such Person or any of its ERISA Affiliates to make a payment to a Plan required under the minimum funding standards of ERISA; (f) a determination that any Plan is in “at risk” status (within the meaning of Section 303 of ERISA or Section 430 of the Code); or (g) the

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 12 institution by the PBGC of proceedings to terminate a Plan of such Person or any of its ERISA Affiliates, pursuant to Section 4042 of ERISA. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Euro” means the single currency of Participating Member States of the European Union. “Euro Borrower” means each of FMC Finance B.V., a company organized and existing under the laws of the Netherlands, FMC Chemicals Netherlands B.V., a company organized and existing under the laws of the Netherlands, FMC Foret, S.A., a company organized and existing under the laws of Spain, FMC Luxembourg Holdings S.à r.l. (previously named “SHCO 91 S.à r.l.”), a private limited liability company (société à responsabilité limitée) having its registered office at 6, rue Eugène Ruppert, L-2453 Luxembourg, Grand-Duchy of Luxembourg, registered with the Luxembourg Trade and Companies Register under number B 189601, FMC Luxembourg S.à r.l. (previously named “SHCO 92 S.à r.l.”), a private limited liability company (société à responsabilité limitée) having its registered office at 6, rue Eugène Ruppert, L-2453 Luxembourg, Grand-Duchy of Luxembourg, registered with the Luxembourg Trade and Companies Register under number B 189617, Surety International Ltd., a company organized and existing under the laws of Bermuda and any Foreign Subsidiary; provided, that such Foreign Subsidiary (i) is designated a “Euro Borrower” for purposes of this Agreement by the U.S. Borrower in a written notice in substantially the form of Exhibit D-1 hereto (each, a “Euro Borrower Designation” and each Euro Borrower designated thereby, a “Designated Borrower”), (ii) is approved as a Euro Borrower by the Administrative Agent and each Lender and (iii) joins this Agreement and the other Loan Documents pursuant to documentation satisfactory to the Administrative Agent (including such guaranties as the Administrative Agent may require). “Euro Borrower Designation” has the meaning specified in the definition of “Euro Borrower”. “Euro Revolving Loan” has the meaning specified in Section 2.01(a). “Eurocurrency Lending Office” means, with respect to any Lender, the office of such Lender specified as its “Eurocurrency Lending Office” in its administrative questionnaire delivered to the Administrative Agent or in the Acceptance pursuant to which it became a Lender (or, if no such office is specified, its Domestic Lending Office), or such other office of such Lender as such Lender may from time to time specify to the U.S. Borrower and the Administrative Agent. “Eurocurrency Liabilities” has the meaning assigned to that term in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time. “Eurocurrency Rate” means, for any Interest Period for each Eurocurrency Rate Loan comprising part of the same Borrowing, the rate per annum appearing on Reuters Screen LIBOR01 Page (or on any successor or substitute page of such service, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such page, as determined by the Administrative Agent from time to time for purposes of

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 13 providing quotations of interest rates applicable to dollar deposits in the London interbank market, the “Screen Rate”) as the London interbank offered rate for deposits in the applicable currency at approximately 11:00 A.M. (London time) on the second Business Day immediately preceding the first day of such Interest Period, for a term comparable to such Interest Period; provided, that the Eurocurrency Rate shall not be less than zero; provided, further, that if the applicable Screen Rate shall not be available at such time for such Interest Period (an “Impacted Interest Period”) with respect to the relevant currency, then the Eurocurrency Rate shall be the Interpolated Rate at such time. “Interpolated Rate” means, at any time, the rate per annum determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the applicable Screen Rate for the longest period (for which that Screen Rate is available in the relevant currency) that is shorter than the Impacted Interest Period and (b) the Screen Rate for the shortest period (for which that Screen Rate is available in the relevant currency) that exceeds the Impacted Interest Period, in each case, at such time. “Eurocurrency Rate Loan” means a Loan denominated in Dollars or Euros which bears interest as provided in Section 2.08(a)(iii). “Eurocurrency Rate Reserve Percentage” of any Lender for any Interest Period for any Eurocurrency Rate Loan means the reserve percentage applicable during such Interest Period (or if more than one such percentage shall be so applicable, the daily average of such percentages for those days in such Interest Period during which any such percentage shall be so applicable) under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for such Lender with respect to liabilities or assets consisting of or including Eurocurrency Liabilities having a term equal to such Interest Period. “Events of Default” has the meaning specified in Section 7.01. “Excluded Representations” means the representations and warranties set forth in Sections 5.04 and 5.05. “Existing Credit Agreement” has the meaning specified in the recitals hereto. “Existing Letters of Credit” means each “Letter of Credit” issued pursuant to the terms of, and as defined in, the Existing Credit Agreement and outstanding on the Effective Date and listed on Schedule 2.04. “Facility” means the Commitments and the provisions herein relating to the Revolving Loans and Letters of Credit. “Farm Credit System” means a federally chartered network of borrower-owned lending institutions comprised of cooperatives and related service organizations regulated by the Farm Credit Administration. “FATCA” shall mean Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 14 interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code and any intergovernmental agreement implementing the foregoing. “FDIC” means the Federal Deposit Insurance Corporation or any successor. “Federal Funds Rate” means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it; provided that the Federal Funds Rate shall not be less than zero. “Fee Letter” means that certain Fee Letter in respect of the Facility, dated as of March 31, 2017, between the U.S. Borrower and CGMI. “Final Termination Date” means, at any time, the latest occurring Termination Date in effect at such time. “Financial Covenant Debt” of any Person means Indebtedness of the type specified in clauses (a), (b), (c), (d), (e), (f), (g) and (h) of the definition of “Indebtedness”; provided, however, that (i) in the case of clause (c), such obligations shall be included in this definition of Financial Covenant Debt only to the extent such obligations are in respect of unreimbursed drawings under letters of credit, and (ii) that Guaranty Obligations supported by a Letter of Credit shall not, to the extent so supported, be included in this definition of Financial Covenant Debt. “Fiscal Quarter” means each of the three month periods ending on March 31, June 30, September 30 and December 31. “Fiscal Year” means the twelve month period ending on December 31. “FMC’s Business” means the business of developing, manufacturing and/or selling, and providing research and development, marketing and/or other services and support for, chemical-based and formulated products and related organic and inorganic materials and any business reasonably related, incidental, complementary or ancillary thereto. “Foreign Currency Equivalent” means, with respect to any amount in Dollars, the amount of an Alternate Currency that could be purchased with such amount of Dollars using the reciprocal of foreign exchange rate(s) specified in the definition of the term “Dollar Equivalent”, as determined by the Administrative Agent. “Foreign Credit Line” means a credit facility or similar credit arrangement (including any arrangement in connection with vendor financing) made available by a financial institution to Foreign Subsidiaries or their customers, as applicable. “Foreign Subsidiary” means any Subsidiary of the U.S. Borrower that is not a Domestic Subsidiary.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 15 “GAAP” means generally accepted accounting principles in the United States of America as in effect from time to time, except that, with respect to the determination of compliance by the U.S. Borrower with the covenant set forth in Section 6.01, “GAAP” shall mean such principles in the United States of America as in effect as of the date of, and used in, the preparation of the audited financial statements of the U.S. Borrower referred to in Section 5.03. “Governmental Authority” means any nation, sovereign or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory, taxing or administrative functions of or pertaining to government, including any central bank and any supra-national bodies (such as the European Union or the European Central Bank). “Granting Lender” has the meaning specified in Section 9.07(a). “Guarantied Obligations” has the meaning specified in Section 10.01(a). “Guarantor” has the meaning specified in Section 10.01(a). “Guaranty” means the U.S. Borrower’s guaranty of the Guarantied Obligations of the Euro Borrowers and the Swing Loan Borrowers under this Agreement as set forth in Article X (Guaranty) hereof. “Guaranty Obligation” means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of such Person with respect to any Indebtedness of another Person, if the purpose or intent of such Person in incurring the Guaranty Obligation is to provide assurance to the obligee of such Indebtedness that such Indebtedness will be paid or discharged, or that any agreement relating thereto will be complied with, or that any holder of such Indebtedness will be protected (in whole or in part) against loss in respect thereof, including (a) the direct or indirect guaranty, endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of Indebtedness of another Person and (b) any liability of such Person for Indebtedness of another Person through any agreement (contingent or otherwise) (i) to purchase, repurchase or otherwise acquire such Indebtedness or any security therefor, or to provide funds for the payment or discharge of such Indebtedness (whether in the form of a loan, advance, stock purchase, capital contribution or otherwise), (ii) to maintain the solvency or any balance sheet item, level of income or financial condition of another Person, (iii) to make take-or-pay or similar payments outside of the ordinary course of business, if required, regardless of non-performance by any other party or parties to an agreement, (iv) to purchase, sell or lease (as lessor or lessee) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Indebtedness or to assure the holder of such Indebtedness against loss or (v) to supply funds to, or in any other manner invest in, such other Person (including to pay for property or services irrespective of whether such property is received or such services are rendered), if in the case of any agreement described under clause (b)(i), (ii), (iii), (iv) or (v) above the primary purpose or intent thereof is to provide assurance that Indebtedness of another Person will be paid or discharged, that any agreement relating thereto will be complied with or that any holder of such Indebtedness will be protected (in whole or in part) against loss in respect thereof. The amount of any Guaranty Obligation shall be equal to the amount of the Indebtedness so guaranteed or otherwise supported.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 16 “Hedging Contracts” means all Interest Rate Contracts, foreign exchange contracts, currency swap or option agreements, forward contracts, commodity swap, purchase or option agreements, other commodity price hedging arrangements, and all other similar agreements or arrangements designed to alter the risks of any Person arising from fluctuations in interest rates, currency values or commodity prices. “Increasing Lender” means, in connection with any increase in the aggregate amount of the Commitments pursuant to Section 2.06(b), a Lender whose Commitment is increased pursuant to Section 2.06(b)(vi). “Indebtedness” of any Person means, as of any date of determination, without duplication (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person evidenced by notes, bonds (other than surety and performance bonds, which are covered in clause (c) below), debentures or similar instruments or that bear interest, (c) all reimbursement and other obligations with respect to letters of credit, bankers’ acceptances, surety bonds and performance bonds, whether or not matured, (d) all indebtedness for the deferred purchase price of property or services, other than trade payables incurred in the ordinary course of business that are not overdue, (e) all indebtedness of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (f) all Capital Lease Obligations of such Person and the present value of future rental payments under all synthetic leases, (g) all Guaranty Obligations of such Person, (h) all obligations of such Person to purchase, redeem, retire, defease or otherwise acquire for value any Stock or Stock Equivalents of such Person, valued, in the case of redeemable preferred stock, at the greater of its voluntary liquidation preference and its involuntary liquidation preference plus accrued and unpaid dividends, (i) all net obligations payable by such Person in respect of Hedging Contracts of such Person and (j) all Indebtedness of the type referred to above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including accounts and general intangibles) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness. “Indemnified Party” has the meaning specified in Section 9.04(b). “Interest Coverage Ratio” means, with respect to the U.S. Borrower and its Subsidiaries on a Consolidated basis for any period, the ratio of EBITDA for such period to Net Consolidated Interest Expense for such period. “Interest Income” means, for the U.S. Borrower and its Subsidiaries on a Consolidated basis for any period, total interest income for such period on a Consolidated basis in conformity with GAAP. “Interest Period” means, with respect to each Eurocurrency Rate Loan, the period commencing on the date of such Eurocurrency Rate Loan and ending one, two, three or six (or, if requested by the U.S. Borrower and acceptable to each of the Lenders, twelve) calendar months thereafter, as the U.S. Borrower (on its own behalf and on behalf of any other Borrower) may, upon notice received by the Administrative Agent not later than 12:00 noon (New York City time) on the third Business Day prior to the first day of such Interest Period, select; provided that:

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 17 (i) the U.S. Borrower may not select any Interest Period that ends after the Final Termination Date; (ii) Interest Periods commencing on the same date for Revolving Loans comprising part of the same Revolving Loan Borrowing shall be of the same duration; (iii) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day, provided in the case of any Interest Period for a Eurocurrency Rate Loan, that if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day; and (iv) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period. “Interest Rate Contracts” means all interest rate swap agreements, interest rate cap agreements, interest rate collar agreements and interest rate insurance. “Investment” means, with respect to any Person, (a) any purchase or other acquisition by such Person of (i) any security issued by, (ii) a beneficial interest in any security issued by, or (iii) any other equity ownership interest in, any other Person, (b) any purchase by such Person of all or a significant part of the assets of a business conducted by any other Person, or all or substantially all of the assets constituting the business of a division, branch or other unit operation of any other Person, (c) any loan, advance (other than deposits with financial institutions available for withdrawal on demand, prepaid expenses, accounts receivable and similar items made or incurred in the ordinary course of business as presently conducted) or capital contribution by such Person to any other Person, including all Indebtedness of any other Person to such Person arising from a sale of property by such Person other than in the ordinary course of its business, and (d) any Guaranty Obligation incurred by such Person in respect of Indebtedness of any other Person. “IRB Obligations” means the variable rate industrial and pollution control revenue bonds of the U.S. Borrower that are supported by letters of credit set forth on Schedule 2.04 (Existing Letters of Credit). “Issue” means, with respect to any Letter of Credit, to issue, extend the expiry of, renew or increase the maximum face amount (including by deleting or reducing any scheduled decrease in such maximum face amount) of, such Letter of Credit. The terms “Issued” and “Issuance” shall have a corresponding meaning “Issuing Bank” means each Lender or Affiliate of a Lender that (a) is listed on the signature pages hereof as an “Issuing Bank” or (b) hereafter becomes an Issuing Bank with the approval of the Administrative Agent and the U.S. Borrower by agreeing pursuant to an agreement with and in form and substance satisfactory to the Administrative Agent and the U.S. Borrower to be bound by the terms hereof applicable to Issuing Banks.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 18 “L/C Cash Collateral Account” has the meaning specified in Section 7.02(b). “L/C Cash Collateral Account Collateral” has the meaning specified in Section 7.02(b). “L/C Cash Collateral Account Investments” has the meaning specified in Section 7.02(c). “L/C Cash Collateral Account Obligations” has the meaning specified in Section 7.02(e)(i). “Lender Insolvency Event” shall mean that (i) a Lender or its Parent Company is insolvent, or is generally unable to pay its debts as they become due, or admits in writing its inability to pay its debts as they become due, or makes a general assignment for the benefit of its creditors, or (ii) such Lender or its Parent Company is the subject of a bankruptcy, insolvency, reorganization, liquidation or similar proceeding, or a receiver, trustee, conservator, intervenor or sequestrator or the like has been appointed for such Lender or its Parent Company. Notwithstanding anything to the contrary above, a Lender will not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Stock in such Lender or its Parent Company by any Governmental Authority. “Lenders” means the Lenders listed on the signature pages hereof and each Eligible Assignee that shall become a party hereto pursuant to Section 9.07 and shall include the Swing Loan Lender and the Issuing Banks. “Letter of Credit” has the meaning specified in Section 2.04. “Letter of Credit Commitment” means, as to any Issuing Bank, (i) the Dollar amount set forth opposite its name on Schedule I hereto or (ii) such other amount as agreed to by the Issuing Bank and the U.S. Borrower. “Letter of Credit Loan” means a payment by an Issuing Bank of a draft drawn under any Letter of Credit pursuant to Section 3.04 or, without duplication, a payment by a Lender in respect thereof pursuant to Section 3.04. “Letter of Credit Obligations” means, at any time, the aggregate of all liabilities at such time of the U.S. Borrower and the Euro Borrowers to all Issuing Banks with respect to Letters of Credit, whether or not any such liability is contingent, including, without duplication, the sum of (a) the Reimbursement Obligations in respect of the Letters of Credit at such time and (b) the Letter of Credit Undrawn Amounts at such time. “Letter of Credit Reimbursement Agreement” has the meaning specified in Section 3.04(d). “Letter of Credit Request” has the meaning specified in Section 3.04(b). “Letter of Credit Sub-Facility” has the meaning specified in Section 2.04. “Letter of Credit Sublimit” means $300,000,000.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 19 “Letter of Credit Undrawn Amounts” means, at any time, the aggregate undrawn amount of all Letters of Credit outstanding at such time. “Leverage Ratio” means, with respect to the U.S. Borrower and its Subsidiaries on a Consolidated basis as of any date, the ratio of Financial Covenant Debt as of such date to EBITDA for the last four Fiscal Quarters ending on or before such date. “Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment, charge, deposit arrangement, encumbrance, lien (statutory or other), security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever intended to assure payment of any Indebtedness or the performance of any other obligation, including any conditional sale or other title retention agreement, the interest of a lessor under a Capital Lease and any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the UCC or comparable law of any jurisdiction naming the owner of the asset to which such Lien relates as debtor. “Loan Documents” means this Agreement, the Notes, each Letter of Credit and each certificate, agreement or document executed by a Borrower and delivered to the Administrative Agent or any Lender in connection with or pursuant to any of the foregoing. “Loans” means all Revolving Loans, all Swing Loans and all Letter of Credit Loans. “Local Time” means, with respect to any Loan denominated, or any payment to be made, in Dollars, New York City time, and with respect to any Loan denominated, or any payment to be made, in an Alternate Currency, the local time in the Principal Financial Center for such Alternate Currency. “Margin Regulations” means, collectively, Regulations T, U and X, as from time to time in effect, and any regulation replacing the same, of the Board of Governors of the Federal Reserve System, or any successor thereto. “Material Adverse Change” means a material adverse change in any of (a) the business, condition (financial or otherwise), operations or properties of the U.S. Borrower and its Subsidiaries taken as a whole, (b) the legality, validity or enforceability of any Loan Document, (c) the ability of the Borrowers to repay the Obligations or to perform their respective obligations under the Loan Documents or (d) the rights and remedies of the Administrative Agent or the Lenders under the Loan Documents. “Material Adverse Effect” means an effect that results in or causes, or could reasonably be expected to result in or cause, a Material Adverse Change. “Material Subsidiary” means (i) any Subsidiary of the U.S. Borrower that is a Borrower or (ii) any Subsidiary of the U.S. Borrower from time to time in which the U.S. Borrower has an Investment, direct or indirect, of at least $50,000,000 (excluding Investments by such Subsidiary in other Subsidiaries in the form of Stock or Stock Equivalents), which Subsidiaries on the Effective Date are listed on Schedule II hereto. “Merrill” means Merrill Lynch, Pierce, Fenner & Smith Incorporated, a Delaware corporation (or any other registered broker-dealer wholly-owned by Bank of America

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 20 Corporation to which all or substantially all of Bank of America Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred following the date hereof). “Moody’s” means Moody’s Investors Service, Inc., or any successor by merger or consolidation to its business. “Multiemployer Plan” of any Person means a multiemployer plan, as defined in Section 4001(a)(3) of ERISA, and which is a defined benefit plan, to which such Person or any of its ERISA Affiliates is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions. “Multiple Employer Plan” of any Person means a single employer plan, as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of such Person or any of its ERISA Affiliates and at least one Person other than such Person and its ERISA Affiliates or (b) was so maintained and in respect of which such Person or any of its ERISA Affiliates could have liability under Section 4064 or Section 4069 of ERISA in the event such plan has been or were to be terminated. “Net Consolidated Interest Expense” means, for any period, Consolidated interest expense for such period less the sum of (x) amortization of debt discount and premium for such period and (y) Interest Income for such period. “New Commitment Acceptance” means a New Commitment Acceptance executed and delivered by a New Lender, and accepted by the Administrative Agent, in accordance with Section 9.07 and in substantially the form of Exhibit C-3 hereto. “New Lender” means, for purposes of Sections 2.06(b), 2.15(c) and 9.07(c), an Eligible Assignee, approved by the Administrative Agent and the Issuing Banks (which approval shall not be unreasonably withheld), that the U.S. Borrower has requested to become a Lender hereunder pursuant to said Section 2.06(b) or 2.15(c). “Non-Consenting Lender” means any Lender that does not approve any consent, waiver or amendment that (i) requires the approval of all affected Lenders in accordance with the terms of Section 9.01 and (ii) has been approved by the Required Lenders. “Non-Defaulting Lender” means, at any time, a Lender that is not a Defaulting Lender. “Non-Recurring Items” means, to the extent reflected in the determination of net income for any period, provisions for restructuring, discontinued operations, special reserves or other similar charges, including write-downs or write-offs of assets (other than write-downs resulting from foreign currency translations). “Note” means a Revolving Loan Note. “Notice of Issuance” has the meaning specified in Section 3.04(a). “Notice of Revolving Loan Borrowing” has the meaning specified in Section 3.01(a).

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 21 “Obligations” means principal of and interest on the Loans made by each Lender to, and the Notes held by each Lender of, each Borrower or Swing Loan Borrower and all other amounts from time to time owing (including without limitation with respect to any Letters of Credit) to the Lenders or the Administrative Agent by any Borrower or any Swing Loan Borrower under this Agreement pursuant hereto, to its Euro Borrower Designation or its Swing Loan Borrower Designation, as applicable, and under the Notes, in each case strictly in accordance with the terms hereof. “OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control. “Other Taxes” has the meaning specified in Section 2.12(b). “Overdraft Advance Interest Rate” means the rate of interest applicable to Overdraft Advances as set forth in the Overdraft Documents. “Overdraft Advances” has the meaning specified in Section 3.03(f). “Overdraft Documents” means the documents, agreements and instruments from time to time governing the Overdraft Facility, as the same may be amended, supplemented or otherwise modified from time to time. “Overdraft Facility” has the meaning specified in Section 3.03(f). “Parent Company” means, with respect to a Lender, the bank holding company (as defined in Federal Reserve Board Regulation Y), if any, that is the direct or indirect parent of such Lender, and/or any Person owning, beneficially or of record, directly or indirectly, a majority of the Stock of such Lender. “Participant Register” has the meaning specified in Section 9.07(f). “Participating Member State” means each state so described in any EMU Legislation. “Participation Agreement” means a loan participation agreement in substantially the form of Exhibit C-2 hereto. “Patriot Act” has the meaning specified in Section 9.16. “PBGC” means the Pension Benefit Guaranty Corporation or any successor. “Permit” means any permit, approval, authorization, license, variance or permission required from a Governmental Authority under an applicable Requirement of Law. “Person” means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, limited liability company, joint venture or other entity, or a government or any political subdivision or agency thereof. “Plan” means a Single Employer Plan or a Multiple Employer Plan.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 22 “Portfolio Interest Eligible Non-Bank” has the meaning specified in Section 2.12(e). “Principal Financial Center” means, in the case of any Currency, the principal financial center of the country of issue of such Currency, as determined by the Administrative Agent. “property” or “properties” means any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible. “Public Debt Rating” means, as of any date, the lowest rating that has been most recently announced by either S&P or Moody’s, as the case may be, for any class of long-term senior unsecured, non-credit enhanced debt issued by the U.S Borrower. For purposes of the foregoing: (a) if no Public Debt Rating shall be available from either S&P or Moody’s, the Applicable Margin and the Applicable Percentage will be set in accordance with Level 6 under the definition of “Applicable Margin” or “Applicable Percentage”, as the case may be; (b) if only one of S&P and Moody’s shall have in effect a Public Debt Rating, the Applicable Margin and the Applicable Percentage shall be determined by reference to the available rating; (c) for purposes of the definition of “Applicable Margin” or “Applicable Percentage”, in the event the Facility receives, at any time, (a) Public Debt Ratings that are one ratings grade apart, for purposes of determining a rating level defined by an “or”, the applicable rating to determine the rates or margins above shall be the higher of such Public Debt Ratings, or (b) Public Debt Ratings that are equal to or greater than two ratings grades apart, the applicable Public Debt Rating to determine the rates or margins above shall be the Public Debt Rating that is one grade higher than the lowest Public Debt Rating of the Public Debt Ratings obtained for that period of determination; and (d) if any rating established by S&P or Moody’s shall be changed, such change shall be effective as of the date on which such change is first announced publicly by the rating agency making such change. “Quarterly Dates” means the first Business Day of each April, July, October and January, commencing on the first such date to occur after the Effective Date. “Receivable” means a right to receive payment arising from the sale or lease of goods or services by a Person to another Person. “Receivables Transaction” means any transaction or series of transactions that may be entered into by the U.S. Borrower or any of its Subsidiaries pursuant to which the U.S. Borrower or any of its Subsidiaries may directly or indirectly sell, convey or otherwise transfer Receivables to another Person, or may grant a security interest in, any Receivables of the U.S. Borrower or any of its Subsidiaries, and any assets related thereto including, without limitation, all collateral securing such Receivables, proceeds of such Receivables and other assets which are customarily transferred or in respect of which security interests are customarily granted in connection with asset securitization transactions involving Receivables.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 23 “Register” has the meaning specified in Section 9.07(d). “Reimbursement Date” has the meaning specified in Section 3.04(g). “Reimbursement Obligations” means all matured reimbursement or repayment obligations of the Borrowers to any Issuing Bank with respect to amounts drawn under Letters of Credit. “Related Party” has the meaning set forth in Section 9.04(b). “Release” means, with respect to any Person, any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration, in each case, of any Contaminant into the indoor or outdoor environment or into or out of any property owned by such Person, including the movement of Contaminants through or in the air, soil, surface water, ground water or property. “Remedial Action” means all actions required to (a) clean up, remove, treat or in any other way address any Contaminant in the indoor or outdoor environment, (b) prevent the Release or threat of Release or minimize the further Release so that a Contaminant does not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment or (c) perform pre-remedial studies and investigations and post-remedial monitoring and care. “Required Lenders” means Lenders having more than 50% of the aggregate amount of the Commitments or, if the Commitments shall have terminated, Lenders holding more than 50% of the sum of (a) the aggregate unpaid principal amount of the Loans plus (b) the aggregate Available Amount of all Letters of Credit (computed, in the case of Loans denominated in an Alternate Currency and Letters of Credit denominated in Euros, as the Dollar Equivalent thereof, as determined by the Administrative Agent); provided that, for purposes hereof, neither any Borrower, nor any of its Affiliates, if a Lender, shall be included in (i) the Lenders holding such amount of the Loans or Available Amount of Letters of Credit or having such amount of the Commitments or (ii) determining the aggregate unpaid principal amount of the Loans or Available Amount of Letters of Credit or the total Commitments. For purposes of this definition, (i) the Available Amount of each Letter of Credit and the outstanding amount of each Swing Loan and Letter of Credit Loan shall be considered to be owed to the Lenders ratably according to the amounts of their respective Revolving Loan Notes and Commitments (less, in the case of any Lender which is a Defaulting Lender as a result of a breach of its obligations under Section 3.03(c) or 3.04(b), the amount in respect of which such Lender is in default) and (ii) the unused Commitment of any Defaulting Lender shall be disregarded in determining Required Lenders at any time in accordance with the second paragraph of Section 9.01. “Requirement of Law” means, with respect to any Person, the common law and all federal, state, local and foreign laws, rules and regulations, orders, judgments, decrees and other determinations of any Governmental Authority or arbitrator, applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject. “Revolving Loan” means a Dollar Revolving Loan or a Euro Revolving Loan. “Revolving Loan Borrowing” means a borrowing consisting of simultaneous Revolving Loans of the same Type made by each of the Lenders pursuant to Section 2.01(a).

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 24 “Revolving Loan Note” means a promissory note of a Borrower payable to the order of any Lender, in substantially the form of Exhibit A-1 hereto, evidencing the aggregate indebtedness of such Borrower to such Lender resulting from the Revolving Loans made by such Lender to such Borrower. “Revolving Loan Outstandings” means, at any time, the then aggregate outstanding principal amount of all Revolving Loans (which shall be, in the case of Revolving Loans denominated in a Currency other than Dollars, the Dollar Equivalent thereof at such time). “S&P” means Standard & Poor’s Financial Services LLC, a subsidiary of S&P Global Inc., or any successor by merger or consolidation to its business. “Sanctioned Country” means a country that is the target of a sanctions program administered or enforced by OFAC, the European Union, Her Majesty’s Treasury of the United Kingdom or the United Nations Security Council. “Sanctioned Person” means a Person that is the target of Sanctions, including (A) an agency of the government of a Sanctioned Country, (B) an organization owned or controlled by a Sanctioned Country, (C) a Person located, organized or resident in a Sanctioned Country, to the extent the target of Sanctions, or (D) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC, the U.S. Department of State, the European Union, Her Majesty’s Treasury of the United Kingdom or the United Nations Security Council, or any Person owned 50 percent or more directly or indirectly by any such Person or Persons. “Sanctions” means economic sanctions administered or enforced by OFAC, the U.S. Department of State, the European Union, Her Majesty’s Treasury of the United Kingdom or the United Nations Security Council. “SEC” means the United States Securities and Exchange Commission. “Seller” means E. I. du Pont de Nemours and Company, a Delaware corporation. “Single Employer Plan” of any Person means a single employer plan, as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of such Person or any of its ERISA Affiliates and no Person other than such Person and its ERISA Affiliates or (b) was so maintained and in respect of which such Person or any of its ERISA Affiliates could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated. “SPC” has the meaning specified in Section 9.07(a). “Standby Letter of Credit” means any Letter of Credit that is not a Documentary Letter of Credit. “Stock” means shares of capital stock (whether denominated as common stock or preferred stock), beneficial, partnership or membership interests, participations or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity, whether voting or non-voting.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 25 “Stock Equivalent” means all securities convertible into or exchangeable for Stock and all warrants, options or other rights to purchase or subscribe for any Stock, whether or not presently convertible, exchangeable or exercisable. “Subsidiary” of any Person means any corporation, partnership, limited liability company, joint venture, trust or estate of which more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the interest in the capital or profits of such partnership, limited liability company or joint venture or (c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person’s other Subsidiaries. “Swing Loan” shall have the meaning assigned to such term in Section 2.03. “Swing Loan Base Rate” means, for any amount in an Alternate Currency, for any day the rate of interest per annum equal to the higher of (i) the rate of interest per annum at which overnight deposits in the Alternate Currency, in an amount approximately equal to the amount with respect to which such rate is being determined, would be offered for such day by the Swing Loan Lender's local branch to major banks in the local market or other applicable offshore interbank market, and (ii) the cost of funds to the Swing Loan Lender's local branch with respect to such amount for such day, expressed as a rate of interest per annum. “Swing Loan Borrower” means each of the U.S. Borrower, FMC Finance B.V., FMC Foret, S.A. and any Foreign Subsidiary (i) designated a “Swing Loan Borrower” for purposes of this Agreement by the U.S. Borrower in a written notice in substantially the form of Exhibit D-2 hereto (each, a “Swing Loan Borrower Designation” and each Swing Loan Borrower designated thereby, a “Designated Borrower”), (ii) accepted as same by the Administrative Agent, the Swing Loan Lender and each other Lender and (iii) joining this Agreement and the other Loan Documents pursuant to documentation satisfactory to the Administrative Agent and the Swing Loan Lender. “Swing Loan Borrower Designation” has the meaning specified in the definition of “Swing Loan Borrower”. “Swing Loan Borrowing” means a borrowing consisting of a Swing Loan made by the Swing Loan Lender. “Swing Loan Commitment” means (i) the Dollar Equivalent of the amount set forth opposite each Swing Loan Lender’s name on Schedule I hereto or (ii) if such Lender has entered into one or more Acceptances, the Dollar Equivalent of the amount set forth for such Lender in the Register as being its Swing Loan Commitment; and the Swing Loan Commitments shall, in the aggregate, not exceed the Swing Loan Sublimit, as such amount may be increased or reduced as provided in Section 2.06 or as otherwise expressly provided in this Agreement. “Swing Loan Lender” means BofA, Citibank or one or more of its Affiliates, and any other Lender that agrees, with the approval of the Administrative Agent and the U.S. Borrower, to act as the Swing Loan Lender hereunder, in each case, in its capacity as the Swing Loan Lender hereunder. Swing Loans shall be made, and payments in respect of any Swing Loan

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 26 shall be made, to each applicable Swing Loan Lender based on such Swing Loan Lender’s Swing Loan Commitment. “Swing Loan Request” shall have the meaning assigned to such term in Section 3.03(a). “Swing Loan Sublimit” means $50,000,000. “Syndication Agent” means BofA, as Syndication Agent. “Taxes” has the meaning specified in Section 2.12(a). “Termination Date” of any Lender means the date five (5) years after the Effective Date (as the same may be extended or changed pursuant to Section 2.06(b) or 2.15) or, if earlier, the date of termination in whole of the Commitments pursuant to the second sentence of Section 2.06(a), pursuant to Section 2.10(b) or pursuant to Section 7.01. “Total Commitments” means $1,500,000,000, as such amount may be increased or reduced as provided in Section 2.06 or as otherwise expressly provided in this Agreement. “Total Outstandings” means, at any time, the sum of (i) the Revolving Loan Outstandings, (ii) the Dollar Equivalent of the principal amount of the Swing Loans outstanding at such time and (iii) the Letter of Credit Obligations outstanding at such time, provided, however, that for purposes of determining Total Outstandings at any time, the outstanding principal amount of Swing Loans shall be deemed to be $50,000,000 unless the Administrative Agent has received a certificate from the Swing Loan Borrowers and the Swing Loan Lender (A) certifying the aggregate Dollar Equivalent amount of currently outstanding Swing Loans and the maximum amount (but less than $50,000,000) that may be borrowed as Swing Loans and (B) undertaking that (1) no future Swing Loans will be requested or made in excess of such maximum amount without the provision to the Administrative Agent by the Swing Loan Borrowers and the Swing Loan Lender of a bring-down certification of the aggregate amount of outstanding Swing Loans and a different maximum amount (but less than $50,000,000) that may be borrowed as Swing Loans, in which case the outstanding principal amount of the Swing Loans shall be deemed to be the amount set forth in the foregoing certificate or bring-down certificate, as applicable, and (2) the Swing Loan Lender shall not change its conversion rates with respect to the Alternate Currencies on which the Swing Loans are denominated without providing written notice to the Administrative Agent. “Transactions” means the Acquisition, the execution, delivery and performance of any debt documents (including amendments) entered into in connection therewith and the borrowings of the loans contemplated thereunder, the use of the proceeds thereof, the payment of taxes, fees and expenses incurred in connection with the Acquisition and the other transactions contemplated by or related to the foregoing. “Treaty on European Union” means the Treaty of Rome of March 25, 1957, as amended by the Single European Act 1986 and the Maastricht Treaty (which was signed at Maastricht on February 7, 1992, and came into force on November 1, 1993), as amended from time to time. “Type” means a Base Rate Loan or a Eurocurrency Rate Loan.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 27 “UCC” has the meaning specified in Section 7.02(e)(ii). “Unused Commitments” means, at any time, the aggregate amount of the Commitments then unused and outstanding after deducting the Total Outstandings. “U.S. Borrower” has the meaning specified in the recital of parties to this Agreement. “Voting Stock” means capital stock issued by a corporation or equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even though the right to so vote has been suspended by the happening of such contingency. “Wholly-Owned Subsidiary” of any Person means any Subsidiary of such Person 100% of the Voting Stock of which (other than directors’ qualifying shares or other shares held to satisfy legal or regulatory requirements) are directly or indirectly owned by such Person, or by one or more Wholly-Owned Subsidiaries of such Person, or by such Person and one or more Wholly-Owned Subsidiaries of such Person. “Withdrawal Liability” has the meaning specified in Part 1 of Subtitle E of Title IV of ERISA. “Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule. SECTION 1.02. Computation of Time Periods. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding” and the word “through” means “to and including.” SECTION 1.03. Accounting Terms and Principles. (a) Except as set forth below, all accounting terms not specifically defined herein shall be construed in conformity with GAAP and all accounting determinations required to be made pursuant hereto (including for purpose of measuring compliance with Section 6.01 shall, unless expressly otherwise provided herein, be made in conformity with GAAP. (b) If any change in the accounting principles used in the preparation of the most recent Financial Statements referred to in Section 6.02(a) is hereafter required or permitted by the rules, regulations, pronouncements and opinions of the Financial Accounting Standards Board or the American Institute of Certified Public Accountants (or any successors thereto) and such change is adopted by the U.S. Borrower with the agreement of the Borrowers’ Accountants and results in a change in any of the calculations required by Article V (Representations and Warranties or Section 6.01 had such accounting change not occurred, for purposes of the calculation of such covenants and the definitions related thereto, such calculation shall be made using GAAP as used by the U.S. Borrower in its December 31, 2016 financial statements.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 28 (c) Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed and all computations of amounts and ratios referred to in Article VI (Covenants of the Company) shall be made, without giving effect to any election under Accounting Standards Codification 825-10 (or any other Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of any Borrower or any Subsidiary of any Borrower at “fair value”. SECTION 1.04. Certain Terms. (a) The terms “herein,” “hereof” and “hereunder” and similar terms refer to this Agreement as a whole, and not to any particular Article, Section, subsection or clause in, this Agreement. (b) Unless otherwise expressly indicated herein, (i) references in this Agreement to an Exhibit, Schedule, Article, Section, clause or sub-clause refer to the appropriate Exhibit or Schedule to, or Article, Section, clause or sub-clause in this Agreement and (ii) the words “above” and “below”, when following a reference to a clause or a sub-clause of any Loan Document, refer to a clause or sub-clause within, respectively, the same Section or clause. (c) Each agreement defined in this Article I shall include all appendices, exhibits and schedules thereto. Unless the prior written consent of the Required Lenders is required hereunder for an amendment, restatement, supplement or other modification to any such agreement and such consent is not obtained, references in this Agreement to such agreement shall be to such agreement as so amended, restated, supplemented or modified. (d) References in this Agreement to any statute shall be to such statute as amended or modified from time to time and to any successor legislation thereto, in each case as in effect at the time any such reference is operative. (e) The term “including” when used in any Loan Document means “including without limitation” except when used in the computation of time periods. (f) The terms “Lender,” “Issuing Bank” and “Administrative Agent” include, without limitation, their respective successors. ARTICLE II AMOUNTS AND TERMS OF THE LOANS SECTION 2.01. The Revolving Loans. (a) Each Lender severally agrees, on the terms and conditions hereinafter set forth, to make Revolving Loans (i) denominated in Dollars to the U.S. Borrower (each, a “Dollar Revolving Loan”) and (ii) denominated in Dollars or Euros to the Euro Borrowers (each a “Euro Revolving Loan”, and collectively with any Dollar Revolving Loans, the “Revolving Loans”) from time to time on any Business Day during the period from the Effective Date until the Termination Date of such Lender in an aggregate amount as to all Borrowers not to exceed at any time outstanding the amount of such Lender’s Commitment.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 29 (b) Anything in this Agreement to the contrary notwithstanding, the Total Outstandings shall (1) not on the date of any extension of credit under this Agreement nor on the last day of an Interest Period for any outstanding Borrowing exceed the Total Commitments or (2) not on the last Business Day of any week exceed 103% of the Total Commitments. (c) Each Revolving Loan Borrowing shall be in an aggregate amount of not less than the Dollar Equivalent of $1,000,000 and integral multiples of the Dollar Equivalent of $500,000 in excess thereof or, in the case of Eurocurrency Rate Loans denominated in Euros, the Dollar Equivalent thereof (or, if less, an aggregate amount equal to the then remaining Unused Commitments of the Lenders participating in such Borrowing, as applicable). (d) Each Revolving Loan Borrowing shall (subject to Section 2.09(d)) consist of Revolving Loans of the same Type in the same Currency made on the same day by the Lenders ratably according to their respective Commitments. (e) Within the limits set forth above and subject to Section 2.16, each Borrower may from time to time borrow, repay pursuant to Section 2.07 or prepay pursuant to Section 2.10 and reborrow under this Section 2.01. (f) Each Lender may, at its option, make any Revolving Loan available to any Euro Borrower by causing any foreign or domestic branch or Affiliate of such Lender to make such Revolving Loan; provided that any exercise of such option shall not affect the obligation of such Euro Borrower to repay such Revolving Loan in accordance with the terms of this Agreement. Each reference to any Lender shall be deemed to include any of such Lender’s Affiliates which make Revolving Loans; provided that no such Lender shall be relieved of its obligations hereunder until such Lender’s Affiliates have actually performed such Lender’s obligations. Notwithstanding the foregoing, the Euro Borrowers and the Administrative Agent shall be permitted to deal solely and directly with, and may rely conclusively on, such Lender in connection with such Lender’s rights and obligations under this Agreement (g) Any Borrowing in relation to a Loan to any Dutch Borrower shall at all times be provided by a Lender that is a Dutch Non-Public Lender. SECTION 2.02. [Intentionally Deleted]. SECTION 2.03. The Swing Loans. On the terms and subject to the conditions contained in this Agreement, each Swing Loan Lender may, in its sole discretion, make loans (each, a “Swing Loan”) to a Swing Loan Borrower from time to time on any Business Day during the period from the date hereof until the Termination Date. Such Swing Loans shall be denominated in any Alternate Currency (to the extent acceptable to each Swing Loan Lender) and in an aggregate principal amount as to all Borrowers not to exceed at any time outstanding the lesser of the Dollar Equivalent of (i) the Swing Loan Commitments and (ii) the then Unused Commitments of Lenders having Termination Dates falling on or after the proposed maturity date of such Swing Loan. Each Swing Loan must be paid in full upon any Revolving Loan Borrowing by a Swing Loan Borrower hereunder and shall in any event mature no later than the Termination Date. Within the limits set forth in the first sentence of this Section 2.03, amounts of Swing Loans repaid may be reborrowed under this Section 2.03. Each Swing Loan Lender may, at its option, make any Swing Loan available to any Swing Loan Borrower by causing any foreign or domestic branch or Affiliate of

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 30 such Swing Loan Lender to make such Swing Loan; provided that any exercise of such option shall not affect the obligation of such Swing Loan Borrower to repay such Swing Loan in accordance with the terms of this Agreement. SECTION 2.04. The Letters of Credit. On the terms and subject to the conditions contained in this Agreement, $300,000,000 of the Facility is available (the “Letter of Credit Sublimit”) for the issuance of letters of credit, in Dollars or Euros, for the account of the U.S. Borrower or a Euro Borrower (the “Letter of Credit Sub-Facility”), and each Issuing Bank agrees to Issue at the request of one or more Borrowers one or more letters of credit (each a “Letter of Credit”) from time to time on any Business Day during the period commencing on the Effective Date and ending on or before the day that is 30 days prior to the Termination Date in an amount not to exceed at any time outstanding the amount of such Issuing Bank’s Letter of Credit Commitment; provided, however, that no Letter of Credit will have a termination date that is later than 30 days prior to the Termination Date, nor will any such Letter of Credit have a term longer than one calendar year after the date of issuance thereof other than those letters of credit separately identified on Schedule 2.04 (Existing Letters of Credit) issued to support IRB Obligations (which letters of credit may have a term of up to 13 months or up to 18 months as required by such IRB Obligation), provided, further, that any Letter of Credit may provide for the renewal thereof for additional one calendar year periods, subject to the immediately preceding proviso. SECTION 2.05. Fees. (a) Facility Fees. The U.S. Borrower agrees to pay to the Administrative Agent for the account of each Lender a facility fee on the average daily amount (whether used or unused) of such Lender’s Commitment from the Effective Date (in the case of each Lender), and from the effective date specified in the Acceptance pursuant to which it became a Lender (in the case of each other Lender), until the Termination Date of such Lender, payable in Dollars in arrears on each Quarterly Date during the term of such Lender’s Commitment, and on the Termination Date of such Lender, at a rate per annum equal to the Applicable Percentage in effect from time to time for facility fees. (b) Letter of Credit Compensation. (i) The U.S. Borrower agrees to pay to the Administrative Agent for the account of each Lender a commission on such Lender’s pro rata share of the average daily aggregate Available Amount of (A) all Standby Letters of Credit outstanding from time to time and (B) all Documentary Letters of Credit outstanding from time to time, in each case at the Applicable Margin in effect from time to time for Eurocurrency Rate Loans, payable in Dollars (the amount of which commission shall be determined, in the case of the Available Amount of Letters of Credit denominated in Euros on the basis of the Dollar Equivalent of such amount on the date payable) in arrears quarterly on each Quarterly Date and on the Termination Date of such Lender, commencing on the first Quarterly Date after the date hereof. (ii) The U.S. Borrower agrees to pay to each Issuing Bank, for its own account, (x) a fronting fee with respect to each Letter of Credit issued by such Issuing Bank, payable quarterly in arrears on each Quarterly Date during which such Issuing Bank has acted in such capacity, and on the scheduled Termination Date of such

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 31 Issuing Bank (if such Issuing Bank acted in such capacity up to such date), in an amount equal to the product of fifteen (15) basis points per annum of the average daily Available Amount of such Letter of Credit multiplied by the actual number of days such Letter of Credit was outstanding in such period, divided by 360, as applicable, which amount shall be payable in Dollars and calculated based on the Dollar Equivalent of any amount otherwise calculated in Euros on the date when such amount is payable, and (y) such customary fees and charges in connection with the issuance or administration of each Letter of Credit as may be agreed in writing between the U.S. Borrower and such Issuing Bank from time to time. (c) Defaulting Lender Fees. Notwithstanding anything in this Agreement to the contrary, if any Lender is a Defaulting Lender, such Defaulting Lender will not be entitled to any fees accruing pursuant to clauses (a) and (b) above, in each case with respect to the entire accrual period with respect to such fees (without prejudice to the rights of the Non-Defaulting Lenders in respect of such fees); provided, that (i) to the extent that a ratable portion of the Letter of Credit Obligations or Swing Loans of such Defaulting Lender has been reallocated in accordance with Section 2.16(a)(i) to the Non-Defaulting Lenders, the fees that would have accrued for the benefit of such Defaulting Lender will instead accrue for the benefit of and be payable to such Non-Defaulting Lenders, pro rata in accordance with their respective Commitments, and (ii) to the extent any portion of such Letter of Credit Obligations or Swing Loans cannot be so reallocated to such Non-Defaulting Lenders, such fees will instead accrue for the benefit of and be payable to the Issuing Bank and the Swing Loan Lender as their interests appear (and the pro rata payment provisions of Section 2.11 will automatically be deemed adjusted to reflect the provisions of this Section 2.05(c)). (d) Other Fees. The U.S. Borrower agrees to pay to the Administrative Agent such fees as from time to time may be separately agreed between the U.S. Borrower and the Administrative Agent, including as set forth in the Fee Letter. SECTION 2.06. Reductions and Increases of the Commitments. (a) Commitment Reductions, Etc. (i) The Commitment of each Lender shall be automatically reduced to zero on the Termination Date of such Lender. In addition, the U.S. Borrower shall have the right, upon at least three Business Days’ notice to the Administrative Agent, to terminate in whole or reduce ratably in part the unused portions of the respective Commitments of the Lenders, provided that (x) the Total Commitments shall not be reduced pursuant to this sentence to an amount which is less than the Total Outstandings, (y) each partial reduction shall be in an aggregate amount of at least $10,000,000 or any integral multiple of $1,000,000 in excess thereof and (z) a reduction in the Commitments shall not be allowed if, as a result thereof, the Commitments would be reduced to an amount which is less than the sum of the Swing Loan Commitments plus the Letter of Credit Sub-Facility. Each Commitment reduction pursuant to this Section 2.06(a)(i) shall be permanent (subject, however, to the rights of the U.S. Borrower under Section 2.06(b)). (ii) The Swing Loan Commitment of the Swing Loan Lender shall be automatically reduced to zero on the Termination Date of the Swing Loan Lender. In addition, a Swing Loan Borrower shall have the right, upon at least three Business Days’

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 32 notice to the Administrative Agent, to terminate in whole or reduce in part the unused portion of the Swing Loan Commitment of the Swing Loan Lender, provided that each partial reduction shall be in an aggregate amount of at least the Dollar Equivalent $10,000,000. Each Swing Loan Commitment reduction pursuant to this Section 2.06(a)(ii) shall be permanent (subject, however, to the rights of the U.S. Borrower under Section 2.06(b)). (b) Optional Increases of Commitments. (i) Not more than twice in any calendar year, the U.S. Borrower may propose to increase the Total Commitments by an aggregate amount of not less than $25,000,000 or an integral multiple of $10,000,000 in excess thereof (a “Proposed Aggregate Commitment Increase”) in the manner set forth below, provided that: (A) no Default or Event of Default shall have occurred and be continuing either as of the date on which the U.S. Borrower shall notify the Administrative Agent of its request to increase the Total Commitments or as of the related Increase Date (as hereinafter defined); (B) the representations and warranties contained in Article V (Representations and Warranties) shall be correct in all material respects (except any representations and warranties that are qualified by materiality, which shall be true and correct in all respects) either as of the date on which the U.S. Borrower shall notify the Administrative Agent of its request to increase the Total Commitments or as of the related Increase Date, as though made on and as of such date, other than any such representations or warranties that, by their terms, refer to a different date, which shall be true and correct as of such earlier date; and (C) after giving effect to any such increase, the Total Commitments shall not exceed $2,250,000,000 less the amount of any reductions of the Total Commitments under Section 2.06(a)(i). (ii) The U.S. Borrower may request an increase in the aggregate amount of the Commitments by delivering to the Administrative Agent a notice (an “Increase Notice”, the date of delivery thereof to the Administrative Agent being the “Increase Notice Date”) specifying (1) the Proposed Aggregate Commitment Increase, (2) the proposed date (the “Increase Date”) on which the Commitments would be so increased (which Increase Date may not be fewer than 30 nor more than 60 days after the Increase Notice Date) and (3) the New Lenders, if any, to whom the U.S. Borrower desires to offer the opportunity to commit to all or a portion of the Proposed Aggregate Commitment Increase and which New Lenders, if any, the U.S. Borrower desires the opportunity to commit to all or a portion of the Proposed Aggregate Commitment Increase that would increase the Swing Loan Commitments. The Administrative Agent shall in turn promptly notify each Lender of the U.S. Borrower’s request by sending each Lender a copy of such notice. (iii) Not later than the date that is five days after the Increase Notice Date, the Administrative Agent shall notify each New Lender, if any, identified in the related Increase Notice of the opportunity to commit to all or any portion of the Proposed Aggregate Commitment Increase. Each such New Lender may irrevocably commit to all

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 33 or a portion of the Proposed Aggregate Commitment Increase, representing Revolving Commitments, and Swing Loan Commitments, as applicable (such New Lender’s “Proposed New Commitment”) by notifying the Administrative Agent (which shall give prompt notice thereof to the U.S. Borrower) before 11:00 A.M. (New York City time) on the date that is 10 days after the Increase Notice Date; provided that: (A) the Proposed New Commitment of each New Lender shall be in an aggregate amount not less than $10,000,000; and (B) each New Lender that submits a Proposed New Commitment shall execute and deliver to the Administrative Agent (for its acceptance and recording in the Register) a New Commitment Acceptance in accordance with the provisions of Section 9.07 hereof. (iv) If the aggregate Proposed New Commitments of all of the New Lenders shall be less than the Proposed Aggregate Commitment Increase, then (unless the U.S. Borrower otherwise requests) the Administrative Agent shall, on or prior to the date that is 15 days after the Increase Notice Date, notify each Lender of (x) the opportunity to so commit to all or any portion of the Proposed Aggregate Commitment Increase not committed to by New Lenders pursuant to Section 2.06(b)(iii) and (y) the then-current Final Termination Date. Each Lender may, if, in its sole discretion, it elects to do so, irrevocably offer to commit to all or a portion of such remainder, representing Revolving Commitments and Swing Loan Commitments, as applicable (such Lender’s “Proposed Increased Commitment”), by notifying the Administrative Agent (which shall give prompt notice thereof to the U.S. Borrower) no later than 11:00 A.M. (New York City time) on the date five days before the Increase Date. In no event shall any Lender be obligated to increase its Commitments hereunder. (v) If the aggregate amount of Proposed New Commitments and Proposed Increased Commitments (such aggregate amount, the “Total Committed Increase”) equals or exceeds $25,000,000, then, subject to the conditions set forth in Section 2.06(b)(i): (A) effective on and as of the Increase Date, the Total Commitments shall be increased by the Total Committed Increase (provided that the aggregate amount of the Commitments shall in no event be increased pursuant to this Section 2.06(b) to more than $2,250,000,000 less the amount of any reductions of the Total Commitments under Section 2.06(a)(i)) and shall be allocated among the New Lenders and the Lenders as provided in Section 2.06(b)(vi); (B) effective on and as of the Increase Date, the Termination Date of each New Lender that offers a Proposed New Commitment and of each Increasing Lender shall be changed to the Final Termination Date (notwithstanding any earlier Termination Date for such Lender which may then be in effect pursuant to Section 2.15); and (C) on the Increase Date, if any Revolving Loans are then outstanding, the Borrowers shall borrow Revolving Loans from all or certain of the Lenders and/or (subject to compliance by the U.S. Borrower with Section 9.04(c)) prepay Revolving Loans of all or certain of the Lenders (other than any Defaulting

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 34 Lender) such that, after giving effect thereto, the Revolving Loans (including, without limitation, the Types, Currencies and Interest Periods thereof) shall be held by the Lenders (including for such purposes New Lenders) ratably in accordance with their respective Commitments (subject, however, to Section 2.09(d)). If the Total Committed Increase is less than $25,000,000, then the Total Commitments shall not be changed. (vi) The Total Committed Increase shall be allocated among New Lenders having Proposed New Commitments and Lenders having Proposed Increased Commitments as follows: (A) If the Total Committed Increase shall be at least $25,000,000 and less than or equal to the Proposed Aggregate Commitment Increase, then (x) the initial Commitment of each New Lender shall be such New Lender’s Proposed New Commitment and (y) the Commitment of each Lender shall be increased by such Lender’s Proposed Increased Commitment. (B) If the Total Committed Increase shall be greater than the Proposed Aggregate Commitment Increase, then the Total Committed Increase shall be allocated: (1) first to New Lenders (to the extent of their respective Proposed New Commitments) in such a manner as the U.S. Borrower and the Administrative Agent shall agree; and (2) then to Lenders (to the extent of their respective Proposed Increased Commitments, if any) in such a manner as the U.S. Borrower shall determine in its sole discretion upon consultation with the Administrative Agent and the Syndication Agent. (vii) No increase in the Commitments contemplated hereby shall become effective until the Administrative Agent shall have received (x) Revolving Loan Notes payable by each of the Borrowers to each New Lender and each Increasing Lender and (y) evidence satisfactory to the Administrative Agent (including an update of paragraphs 2 and 4 of the opinion of counsel provided pursuant to Section 4.01(a)(v) that such increases in the Commitments, and Borrowings thereunder, have been duly authorized. SECTION 2.07. Repayment. (a) Revolving Loans. Subject to Section 2.16(a), each Borrower shall repay to the Administrative Agent for the account of each Lender the principal amount of each Revolving Loan made by such Lender to such Borrower, and each Revolving Loan made by such Lender shall mature on the Termination Date of such Lender. (b) [Intentionally Deleted]. (c) Swing Loans. Each Swing Loan Borrower shall repay to the Administrative Agent for the account of the Swing Loan Lender, the Dollar Equivalent of the

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 35 outstanding principal amount of each Swing Loan to such Swing Loan Borrower on the earlier of (i) the maturity date specified in the applicable Swing Loan Request (which maturity shall be no later than the tenth Business Day after the requested date of such Borrowing) and (ii) the Termination Date of the Swing Loan Lender. (d) Letter of Credit Loans. The Letters of Credit shall be repaid as set forth in Section 3.04. (e) Certain Prepayments. (i) If, as of the last Business Day of any week during the period from the Effective Date until the Final Termination Date, (1) the sum of (x) the aggregate amount of all Loans (for which purpose the amount of any Loan that is denominated in an Alternate Currency shall be deemed to be the Dollar Equivalent thereof) plus (y) the Available Amount of all Letters of Credit (for which purpose the Available Amount of any Letter of Credit denominated in an Alternate Currency shall be deemed to be the Dollar Equivalent thereof as of the date of determination) exceeds (2) 103% of the then Total Commitments, the Administrative Agent shall use all reasonable efforts to give prompt written notice thereof to the U.S. Borrower, specifying the amount to be prepaid under this clause (i), and the Borrowers shall, within two Business Days of the date of such notice, prepay the Loans in an amount so that after giving effect thereto the aggregate outstanding principal amount of the Loans (determined as aforesaid) plus the Available Amount of all Letters of Credit (determined as aforesaid) does not exceed the Total Commitments; provided that any such payment shall be accompanied by any amounts payable under Section 9.04(c). (ii) If, as of the last Business Day of any week during the period from the Effective Date until the Final Termination Date, (1) the Dollar Equivalent of the aggregate outstanding principal balance of Swing Loans exceeds (2) 103% of the Swing Loan Commitment, the Administrative Agent shall use all reasonable efforts to give prompt written notice thereof to the Swing Loan Borrowers, specifying the amount to be prepaid under this clause (ii), and the Swing Loan Borrowers shall, within two Business Days of the date of such notice, prepay the Swing Loans in an amount so that after giving effect thereto the aggregate outstanding principal balance of Swing Loans (determined as aforesaid) does not exceed the Swing Loan Commitments. (iii) In addition, if on the last day of any Interest Period the aggregate outstanding principal amount of the Loans (after giving effect to any Loans being made to repay Loans maturing on that date) plus the Available Amount of all Letters of Credit would exceed 100% of the aggregate amount of the Commitments, the Administrative Agent shall use all reasonable efforts to give prompt written notice thereof to the U.S. Borrower, specifying the amount to be prepaid under this clause (iii), and the Borrowers shall, within two Business Days of the date of such notice, prepay the Loans, or cause Loans to be prepaid, or reduce the requested Loans in such amounts that after giving effect to such action the aggregate outstanding principal amount of the Loans (after giving effect to any Loans being made to repay Loans maturing on that date) plus the Available Amount of all Letters of Credit does not exceed the aggregate amount of the Commitments; provided that any such payment shall be accompanied by any amounts payable under Section 9.04(c).

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 36 (iv) The determinations of the Administrative Agent under this Section 2.07(e) shall be conclusive and binding on the U.S. Borrower and the other Borrowers in the absence of manifest error. (f) If any Lender is a Defaulting Lender, such Defaulting Lender shall be deemed to have assigned any and all payments in respect of the Obligations due to it from or for the benefit of any Borrower pursuant to this Section 2.07 to the Non-Defaulting Lenders for application to, and reduction of, their ratable portion of all Obligations until such Non-Defaulting Lenders have been repaid in full. Such Defaulting Lender hereby authorizes the Administrative Agent to distribute such payments in accordance with Section 2.16(a)(iii). This Section 2.07 shall (i) apply and be effective regardless of whether an Event of Default has occurred and is continuing and notwithstanding (1) any other provision of this Agreement to the contrary or (2) any instruction of the U.S. Borrower as to its desired application of payments and (ii) not be deemed to relieve or otherwise release any Borrower from any of its Obligations due or owing to any Lender, including a Defaulting Lender. SECTION 2.08. Interest. (a) Ordinary Interest. Each Borrower shall pay interest on the unpaid principal amount of each Loan made by each Lender to such Borrower, from the date of such Loan until such principal amount shall be paid in full, at the following rates per annum and in each case subject to Section 2.16(a)(iii): (i) Base Rate Loans and Letter of Credit Loans. If such Loan is either a Revolving Loan or a Letter of Credit Loan which, in each case, bears interest at the Base Rate, a rate per annum equal at all times to the Base Rate in effect from time to time plus the Applicable Margin, payable on (A) each Quarterly Date while such Base Rate Loan is outstanding or (B) the last day of each month during which such Letter of Credit Loan is outstanding, and in each case, on the date such Base Rate Loan or Letter of Credit Loan shall be paid in full. (ii) Swing Loans. If such Loan is a Swing Loan (other than an Overdraft Advance, for which the rate shall be equal to the Overdraft Advance Interest Rate), a rate per annum equal at all times to the Swing Loan Base Rate plus the Applicable Margin (applicable to Eurocurrency Rate Loans) in effect from time to time, payable (A) on the first Business Day of each calendar quarter, commencing on the first such day following the making of such Swing Loan, (B) upon each payment or prepayment thereof in full or in part and (C) if not previously paid in full, at maturity (whether by acceleration or otherwise) of such Swing Loan. (iii) Eurocurrency Rate Loans. If such Loan is a Eurocurrency Rate Loan, a rate per annum equal at all times during each Interest Period for such Loan to the sum of the Eurocurrency Rate for such Interest Period plus the Applicable Margin, payable on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, at three-month intervals following the first day of such Interest Period. (b) Default Interest. Upon the occurrence and during the continuance of an Event of Default that has not been waived, the Administrative Agent may, and upon the request of the Required Lenders shall, require the Borrowers to pay to the fullest extent permitted by law

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 37 interest (“Default Interest”) on all outstanding Obligations at the rate then applicable to Base Rate Loans plus two percentage points (2%) per annum; provided, however, that following the acceleration of the Loans and other Obligations pursuant to Section 7.01, Default Interest shall accrue and be payable hereunder whether or not previously required by the Administrative Agent. SECTION 2.09. Interest Rate Determinations. (a) [Intentionally Deleted]. (b) The Administrative Agent shall give prompt notice to the U.S. Borrower and the Lenders of the applicable interest rate determined by the Administrative Agent for purposes of Section 2.08(a)(i), (ii) and (iii). (c) If prior to 10:00 A.M. (New York City time) on any date on which an interest rate is to be determined pursuant to the definition of “Eurocurrency Rate”, (i) the Administrative Agent shall have determined (which determination shall be conclusive and binding on the U.S. Borrower) that adequate and reasonable means do not exist for determining the Eurocurrency Rate for any requested Interest Period with respect to a proposed Eurocurrency Rate Loan, or (ii) the Administrative Agent shall have received notice from the Required Lenders in respect of the relevant facility that the Eurocurrency Rate for any requested Interest Period with respect to a proposed Eurocurrency Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding such Eurocurrency Rate Loan for such Interest Period, then the Administrative Agent shall promptly notify the U.S. Borrower and each Lender of such circumstances, whereupon the right of the Borrowers to select Eurocurrency Rate Loans for any requested Revolving Loan Borrowing or any subsequent Revolving Loan Borrowing shall be suspended until the first date on which the circumstances causing such suspension cease to exist. If the Borrowers shall not, in turn, before 11:00 A.M. (New York City time) on such date notify the Administrative Agent that a Notice of Revolving Loan Borrowing with respect to such Eurocurrency Rate shall be converted to a Notice of Revolving Loan Borrowing for a Eurocurrency Rate Loan in a different Currency or a Base Rate Loan, such Notice of Revolving Loan Borrowing shall be deemed to be canceled and of no force or effect, and the U.S. Borrower shall not be liable to the Administrative Agent or any Lender with respect thereto except as set forth in Section 3.01(c). In the event of such a suspension, the Administrative Agent shall review the circumstances giving rise to such suspension at least weekly and shall notify the U.S. Borrower and the Lenders promptly of the end of such suspension, and thereafter the Borrowers shall be entitled, on the terms and subject to the conditions set forth herein, to borrow Eurocurrency Rate Loans and Swing Loans in such Currency. (d) Notwithstanding anything in this Agreement to the contrary, no Lender whose Termination Date falls prior to the last day of any Interest Period for any Eurocurrency Rate Loan (a “Relevant Lender”) shall participate in such Loan. Without limiting the generality of the foregoing, no Relevant Lender shall (i) participate in a Borrowing of any Eurocurrency Rate Loan having an initial Interest Period ending after such Lender’s Termination Date, (ii) have any outstanding Eurocurrency Rate Loan continued for a subsequent Interest Period if such subsequent Interest Period would end after such Lender’s Termination Date or (iii) have any outstanding Base Rate Loan Converted into a Eurocurrency Rate Loan if such Eurocurrency Rate Loan would have an initial Interest Period ending after such Lender’s Termination Date. If any Relevant Lender has outstanding a Eurocurrency Rate Loan that cannot be continued for a subsequent Interest Period pursuant to clause (ii) above or has outstanding a Base Rate Loan that cannot be Converted into a Eurocurrency Rate Loan pursuant to clause (iii) above, such Lender’s

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 38 ratable share of such Eurocurrency Rate Loan (in the case of said clause (ii)) shall be repaid by the relevant Borrower on the last day of its then current Interest Period and such Lender’s ratable share of such Base Rate Loan (in the case of said clause (iii)) shall be repaid by the relevant Borrower on the day on which the Loans of Lenders unaffected by said clause (iii) are so Converted. Subject to the terms and conditions of this Agreement, the Borrowers may fund the repayment of the Relevant Lenders’ ratable shares of such Eurocurrency Rate Loans and Base Rate Loans by borrowing from Lenders hereunder that are not Relevant Lenders. SECTION 2.10. Prepayments. (a) The Borrowers shall have no right to prepay any principal amount of any Revolving Loan or Swing Loan other than as provided in subsection (b) below. (b) Each Borrower may without premium or penalty, (i) upon at least the number of Business Days’ prior notice specified in the first sentence of Section 3.01(a) with respect to any Revolving Loan of the same Type, (ii) upon notice by no later than 11:00 AM (London time) one Business Day prior to the date of prepayment of any Swing Loan in any case given to the Administrative Agent stating the proposed date and aggregate principal amount of the prepayment, and if such notice is given, such Borrower shall, prepay the outstanding principal amounts of the Loans made to such Borrower comprising part of the same Revolving Loan Borrowing or Swing Loan Borrowing, as the case may be, in whole or ratably in part, together with accrued interest to the date of such prepayment on the principal amount prepaid; provided, however, that (x) each partial prepayment (other than any prepayment of any Swing Loan) shall be in an aggregate principal amount not less than $1,000,000 or an integral multiple of $500,000 in excess thereof (or the Foreign Currency Equivalent of such respective amounts in the case of Loans denominated in an Alternate Currency) and (y) if any prepayment of any Eurocurrency Rate Loans shall be made on a date which is not the last day of an Interest Period for such Loans (or on a date which is not the maturity date of such Swing Loans), such Borrower shall also pay any amounts owing to each Lender pursuant to Section 9.04(c) so long as such Lender makes written demand upon such Borrower therefor (with a copy of such demand to the Administrative Agent) within 20 Business Days after such prepayment. SECTION 2.11. Payments and Computations. (a) All payments of principal of and interest on each Loan in a particular Currency shall be made in such Currency. (b) (i) All payments of principal of and interest on the Loans and all other amounts whatsoever payable by a Borrower under this Agreement and the Notes shall be made in immediately available funds, without deduction, setoff or counterclaim, to the Administrative Agent’s Account for the relevant Currency, not later than 11:00 A.M. (New York City time) (in the case of amounts payable in Dollars) or 11:00 A.M. Local Time in the location of the Administrative Agent’s Account (in the case of amounts payable in an Alternate Currency), on the day when due. (ii) The Administrative Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal or interest or fees ratably (other than amounts payable pursuant to Section 2.09(d), 2.12, 2.15(c) or 3.05 or as contemplated by Section 2.05(c) or 2.16) to the Lenders entitled thereto for the account of their respective Applicable Lending Offices, and like funds relating to the payment of any

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 39 other amount payable to any Lender to such Lender for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement. (iii) Upon its acceptance of an Acceptance and recording of the information contained therein in the Register pursuant to Section 9.07(d), from and after the effective date specified in such Acceptance the Administrative Agent shall make all payments hereunder and under the Notes in respect of the interest assigned or assumed thereby to the Lender assignee or New Lender thereunder (as the case may be). The parties to each Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves. (c) All computations of interest based on the Base Rate (other than if the Base Rate is computed on the basis of the Federal Funds Rate) and of facility fees and letter of credit commission shall be made by the Administrative Agent on the basis of a year of 365 or 366 days, as the case may be, and all computations of interest based on the Eurocurrency Rate, the Swing Loan Rate or the Base Rate based on the Federal Funds Rate shall be made by the Administrative Agent on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or fees are payable. Each determination by the Administrative Agent of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error. (d) Whenever any payment hereunder or under the Notes shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest, facility fee or, letter of credit commission, as the case may be; provided, however, if such extension would cause payment of interest on or principal of Eurocurrency Rate Loans to be made in the next following calendar month, such payment shall be made on the next preceding Business Day. (e) Unless the Administrative Agent shall have received notice from a Borrower prior to the date on which any payment is due to the Lenders hereunder that such Borrower will not make such payment in full, the Administrative Agent may assume that such Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each relevant Lender on such due date an amount equal to the amount then due such Lender. If and to the extent that such Borrower shall not have so made such payment in full to the Administrative Agent, each such Lender shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Administrative Agent, at the Federal Funds Rate. (f) Anything in Section 2.07 or 2.08 to the contrary notwithstanding, and without prejudice to Section 2.08(b) or 7.01(a), if any Borrower shall fail to pay any principal or interest denominated in an Alternate Currency within one Business Day after the due date therefor in the case of principal and three Business Days after the due date therefor in the case of interest (without giving effect to any acceleration of maturity under Article VII (Events of Default)), the amount so in default shall automatically be redenominated in Dollars on the day one Business Day after the due date therefor in the case of a principal payment and three Business

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 40 Days after the due date therefor in the case of an interest payment in an amount equal to the Dollar Equivalent of such principal or interest. (g) If any Lender is a Defaulting Lender, such Defaulting Lender shall be deemed to have assigned any and all payments in respect of the Obligations subject to this Section 2.11 due to it from and for the benefit of the Borrowers to the Non-Defaulting Lenders for application to, and reduction of, the Non-Defaulting Lenders’ ratable portion of all Obligations until such Non-Defaulting Lenders have been repaid in full. Each Defaulting Lender hereby authorizes the Administrative Agent to distribute such payments in accordance with Section 2.16(a)(iii). This Section 2.11(g) shall (i) apply at any time such Lender is a Defaulting Lender and be effective regardless of whether an Event of Default has occurred or is continuing and notwithstanding (1) any other provision of this Agreement to the contrary or (2) any instruction of the U.S. Borrower as to its desired application of payments and (ii) not be deemed to relieve or otherwise release any Borrower from any of its Obligations due or owing to any Lender, including a Defaulting Lender. SECTION 2.12. Taxes. (a) Any and all payments by each Borrower under the Loan Documents shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and the Administrative Agent, taxes imposed on or measured by its net income (including alternative minimum taxable income), franchise taxes imposed on it, by any jurisdiction under the laws of which such Person is organized or in which such Person is resident or doing business, or any political subdivision thereof and any U.S. federal withholding taxes imposed under FATCA (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as “Taxes”). For purposes of determining withholding taxes imposed under FATCA, from and after the effective date of the Agreement, the U.S. Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i). If any Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable under the Loan Documents to any such Person, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.12) such Person receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Borrower shall make such deductions and (iii) such Borrower shall pay the full amount deducted to the relevant Governmental Authority or other authority in accordance with applicable law. (b) In addition, each Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or under the Notes or from the execution, delivery or registration of, or otherwise with respect to, this Agreement, the Notes or the other Loan Documents (hereinafter referred to as “Other Taxes”). (c) Each Borrower will indemnify each Lender and the Administrative Agent for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.12) paid by such Lender or the Administrative Agent (as the case may be) with respect to Loans to such Borrower and any liability (including, without limitation, penalties, additions to tax, interest and

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 41 expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted; provided, however, that (i) no Borrower shall be liable to any Person, as the case may be, for any liability arising from or with respect to Taxes or Other Taxes, which results from the gross negligence or willful misconduct of such Lender or the Administrative Agent, as the case may be, (ii) so long as no Event of Default has occurred and is continuing, such Lender or the Administrative Agent, as applicable, shall use its reasonable best efforts (all at the expense of such Borrower) to cooperate with each Borrower in contesting any Taxes or Other Taxes which such Borrower reasonably deems to be not correctly or legally asserted or otherwise not due and owing and (iii) no Borrower shall be liable to such Lender or the Administrative Agent, as the case may be, for any such liability if such Person fails to make written demand for indemnification therefor within 120 days of receiving notice of the existence of such liability. This indemnification shall be made within 30 days from the date such Lender or the Administrative Agent (as the case may be) makes written demand therefor. This subsection shall not be construed to require the Administrative Agent or any Lender to make available its tax returns (or any other information relating to its taxes that it deems confidential) to any Borrower or any Person. (d) Within 30 days after the date of any payment of Taxes by a Borrower, such Borrower will furnish to the Administrative Agent, at its address referred to in Section 9.02, the original or a certified copy of a receipt evidencing payment thereof. (e) (i) Each Lender organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Lender and on the date of the Acceptance pursuant to which it becomes a Lender in the case of each other Lender, on or before the date that such form expires or becomes obsolete or after the occurrence of any event within the control of such Lender (including a change in Applicable Lending Office but not including a change in law) requiring a change in the most recent form so delivered by it, and from time to time thereafter if reasonably requested in writing by the U.S. Borrower or the Administrative Agent, shall provide (but only to the extent such Lender is lawfully able to provide) the U.S. Borrower and the Administrative Agent with either Internal Revenue Service form W-8BEN, W-8BEN-E or W-8ECI, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying in the case of form W- 8BEN or W-8BEN-E that such Lender is either (i) entitled to benefits under an income tax treaty to which the United States is a party that reduces the rate of withholding tax on payments under this Agreement or (ii) a Portfolio Interest Eligible Non-Bank (as defined below) or certifying in the case of form W-8ECI that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States. If the form provided by a Lender at the time such Lender first becomes a party to this Agreement indicates a United States interest withholding tax rate in excess of zero (or if such Lender cannot provide at such time such form because it is not entitled to reduced withholding under a treaty and the payments are not effectively connected income), withholding tax at such rate (or at the then existing U.S. statutory rate if the Lender cannot provide such a form) shall be considered excluded from “Taxes” as defined in Section 2.12(a) unless and until such Lender provides the appropriate form certifying that a zero rate applies, whereupon withholding tax at such zero rate only shall be considered excluded from Taxes for periods governed by such form; provided, however, that, if at the date of the Assignment and Acceptance pursuant to which a Lender assignee becomes a party to this Agreement, the Lender assignor was in compliance with the provisions of Section 9.07(h) and was entitled to payments under Section 2.12(a) in respect of United States withholding tax with respect to interest paid at such date, then, to such extent, the term “Taxes” shall include (in

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 42 addition to withholding taxes that may be imposed in the future or other amounts otherwise includable in Taxes) United States interest withholding tax, if any, applicable with respect to the Lender assignee on such date. If any form or document referred to in this Section 2.12(e) requires the disclosure of information, other than information necessary to compute the tax payable and information required on the date hereof by Internal Revenue Service form W-8BEN, W-8BEN-E or W-8ECI, that the relevant Lender reasonably considers to be confidential, such Lender shall give notice thereof to the U.S. Borrower and the Administrative Agent and shall not be obligated to include in such form or document such confidential information. For purposes of this paragraph (e) the term “Portfolio Interest Eligible Non-Bank” means a Lender that certifies in form and substance reasonably satisfactory to the U.S. Borrower and the Administrative Agent that (i) it is not a bank within the meaning of Code section 881(c)(3)(A), (ii) it is not a 10% shareholder of any Borrower within the meaning of Code section 881(c)(3)(B) and (iii) it is not a controlled foreign corporation related to any Borrower within the meaning of Code section 881(c)(3)(C). (ii) To the extent a Lender is not the beneficial owner, such Lender shall provide executed originals of Internal Revenue Service form W-8IMY, accompanied by Internal Revenue Service form W-8ECI, W-8EXP, W-8BEN or W- 8BEN-E, as appropriate, a certificate in form and substance reasonably satisfactory to the U.S. Borrower and the Administrative Agent that the beneficial owner meets the requirements to be treated as a Portfolio Interest Eligible Non-Bank (if such beneficial owner were a Lender), and/or other certification documents from each beneficial owner, as applicable; provided that if the Lender is a partnership and one or more direct or indirect partners of such Lender are claiming the portfolio interest exemption, such Lender may provide a certificate from each partner in form and substance reasonably satisfactory to the U.S. Borrower that such partner meets the requirements to be treated as a Portfolio Interest Eligible Non-Bank (if such partner were a Lender). (iii) If any payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Code section 1471(b) or 1472(b), as applicable), such Lender shall deliver to the U.S. Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the U.S. Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Code section 1471(b)(3)(C)(i)) and such additional documentation reasonably requested by the U.S. Borrower or the Administrative Agent as may be necessary for the U.S. Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine whether such Lender has complied with such Lender’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this clause (iii), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. (iv) In addition, upon the reasonable request of the U.S. Borrower (through the Administrative Agent) on behalf of any Borrower that is not a U.S. Borrower, each Lender will use all reasonable efforts to provide to such Borrower (if it can do so without material cost to such Lender) such forms, certifications of tax residency or other documentation as may be requested by such Borrower in order to cause interest on Loans to such Borrower, to the fullest extent permitted by applicable

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 43 law, to be subject to a reduced rate of withholding under the laws of the jurisdiction of organization of such Borrower or under any income tax treaty to which the jurisdiction of the Borrower is a party; and if any such form, certification of tax residency or document requires the disclosure of information, other than information necessary to compute the tax payable and information required on the date hereof, that the relevant Lender considers to be confidential, such Lender shall give notice thereof to the U.S. Borrower and shall not be obligated to include in such form or document such confidential information. Such forms, certifications of tax residency or other documentation delivered pursuant to this Section 2.12(e) as requested by any Borrower shall be periodically renewed if it is required under the law of the jurisdiction of organization of such Borrower. (f) For any period with respect to which a Person that is required pursuant to Section 2.12(e) to provide a Borrower with any documentation described therein but has failed to provide a Borrower with such documentation or notice that it cannot provide such form, certification of tax residency or other documentation (other than if such failure is due to a change in law occurring subsequent to the date on which a form or other documentation originally was required to be provided, or if such form or other documentation otherwise is not required under the first sentence of subsection (e) above), such Person shall not be entitled to indemnification under Section 2.12(a) with respect to Taxes to the extent such forms, certifications of tax residency or other documents would prevent the imposition thereof; provided, however, that should a Lender become subject to Taxes because of its failure to deliver a form, certification of tax residency or other documentation required hereunder, the relevant Borrower shall take such steps as the Lender shall reasonably request to assist the Lender to recover such Taxes. (g) Any Lender claiming any additional amounts payable pursuant to this Section 2.12 shall use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to change the jurisdiction of its Applicable Lending Office if the making of such a change would avoid the need for, or reduce the amount of, any such additional amounts that may thereafter accrue and would not, in the reasonable judgment of such Lender, be otherwise disadvantageous to such Lender. (h) Notwithstanding any contrary provisions of this Agreement, in the event that a Lender that originally provided such form, certification of tax residency or other documentation as may be required under Section 2.12(e) thereafter ceases to qualify for complete exemption from withholding tax, such Lender may assign its interest under this Agreement to any Eligible Assignee and such assignee shall be entitled to the same benefits under this Section 2.12 as the assignor provided that the rate of withholding tax applicable to such assignee shall not exceed the rate then applicable to the assignor. (i) Without prejudice to the survival of any other agreement of the Borrowers hereunder, the agreements and obligations of the Borrowers contained in this Section 2.12 shall survive the payment in full of principal and interest hereunder and under the Notes and the termination of the Commitments. (j) If a Borrower is required to pay any Lender any Taxes under Section 2.12(c), such Lender shall be an “Affected Person”, and the U.S. Borrower shall have the rights set forth in Section 3.08 to replace such Affected Person.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 44 (k) Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Taxes or Other Taxes attributable to such Lender (but only to the extent that the Borrowers have not already indemnified the Administrative Agent for such Taxes and without limiting the obligation of the Borrowers to do so), (ii) any taxes attributable to such Lender’s failure to comply with the provisions of Section 9.07(f) relating to the maintenance of a Participant Register and (iii) any other taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable and documented expenses arising thereform or with respect thereto, whether or not such taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (k). SECTION 2.13. Sharing of Payments, Etc. If any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the Revolving Loans, the Swing Loans or the Letter of Credit Loans made by it (other than as expressly provided herein) in excess of its ratable share of payments on account of the Revolving Loans, the Swing Loans or the Letter of Credit Loans obtained by all such Lenders, such Lender shall forthwith purchase from such other Lenders such participations in the Revolving Loans, the Swing Loans or the Letter of Credit Loans made by them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them, provided, however, that, if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender’s ratable share (according to the proportion of (i) the amount of such Lender’s required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. Each Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 2.13 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of such Borrower in the amount of such participation. SECTION 2.14. Conversion or Continuation of Revolving Loans. (a) Each Borrower may elect (i) at any time on any Business Day to Convert Base Rate Loans or any portion thereof to Eurocurrency Rate Loans or (ii) at the end of any applicable Interest Period, to Convert Eurocurrency Rate Loans denominated in Dollars or any portion thereof into Base Rate Loans or to Continue Eurocurrency Rate Loans or any portion thereof for an additional Interest Period; provided, however, that the aggregate amount of the Eurocurrency Rate Loans Converted or Continued for each Interest Period must be in the amount of at least $5,000,000 or an integral multiple of $1,000,000 in excess thereof. Each Conversion or Continuation shall be allocated among the Revolving Loans of each Lender in accordance with such Lender’s pro rata share. Subject to clause (b) below, each such election shall be in substantially the form of Exhibit B-2 (Form of Notice of Conversion or Continuation) (a “Notice of Conversion or Continuation”) and shall be made by giving the Administrative Agent (x) in the

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 45 case of a Continuation or Conversion into Eurocurrency Rate Loans, at least three Business Days’ prior written notice, and (y) in the case of a Conversion into Base Rate Loans, at least one Business Day’s prior written notice, in each case, specifying (A) the amount and Type of Revolving Loan being Converted or Continued, (B) in the case of a Conversion to or a Continuation of Eurocurrency Rate Loans, the applicable Interest Period and (C) in the case of a Conversion, the date of Conversion (which date shall be a Business Day and, if a Conversion from Eurocurrency Rate Loans, shall also be the last day of the applicable Interest Period). (b) The Administrative Agent shall promptly notify each Lender of its receipt of a Notice of Conversion or Continuation and of the options selected therein. Notwithstanding the foregoing, no Conversion in whole or in part of Base Rate Loans to Eurocurrency Rate Loans, and no Continuation in whole or in part of Eurocurrency Rate Loans upon the expiration of any applicable Interest Period, shall be permitted at any time at which (A) a Default or an Event of Default shall have occurred and be continuing or (B) the Continuation of, or Conversion into, a Eurocurrency Rate Loan would violate any provision of Section 2.09, 3.05 or 3.06. If, within the time period required under the terms of this Section 2.14, the Administrative Agent does not receive a Notice of Conversion or Continuation from the applicable Borrower containing a permitted election to Continue any Eurocurrency Rate Loans for an additional Interest Period or to Convert any such Revolving Loans, then, upon the expiration of the applicable Interest Period, such Revolving Loans, if denominated in Dollars, shall be automatically Converted to Base Rate Loans and such Revolving Loans, if denominated in Euros, shall be automatically Continued as Eurocurrency Rate Loans with an interest period of one month (or if consented by all Lenders, seven days). Each Notice of Conversion or Continuation shall be irrevocable. (c) Notwithstanding the foregoing, upon the occurrence and during the continuance of any Event of Default, each Eurocurrency Rate Loan shall, upon the expiration of the applicable Interest Period, be automatically Converted to a Base Rate Loan. SECTION 2.15. Extension of Termination Date. (a) The U.S. Borrower may, by notice to the Administrative Agent (which shall promptly notify the Lenders) not less than 40 days and not more than 60 days prior to each of the first and second anniversaries of the Effective Date (each anniversary, an “Anniversary Date”), request that each Lender extend such Lender’s Termination Date to the date (the “New Termination Date”) that is one year after the then Final Termination Date; provided that the representations and warranties contained in Article V (Representations and Warranties) shall be correct in all material respects (except any representations and warranties that are qualified by materiality, which shall be true and correct in all respects) as of the date of such request, as though made on and as of such date, other than any such representations or warranties that, by their terms, refer to a different date, which shall be true and correct as of such earlier date. Each Lender, acting in its sole discretion, shall, by written notice to the Administrative Agent given no later than the date (the “Consent Date”) that is 20 days prior to the relevant Anniversary Date (provided that, if such date is not a Business Day, the Consent Date shall be the next succeeding Business Day), advise the Administrative Agent as to: (i) whether or not such Lender agrees to such extension of its Termination Date (each Lender so agreeing to such extension being an “Extending Lender”); and

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 46 (ii) only if such Lender is an Extending Lender, whether or not such Lender also irrevocably offers to increase the amount of its Commitment (each Lender so offering to increase its Commitment being an “Increasing Lender” as well as an Extending Lender) and, if so, the amount of the additional Commitment such Lender so irrevocably offers to assume hereunder (such Lender’s “Proposed Additional Commitment”). Each Lender that determines not to extend its Termination Date (a “Non-Extending Lender”) shall notify the Administrative Agent (which shall notify the Lenders) of such fact promptly after such determination but in any event no later than the Consent Date, and any Lender that does not advise the Administrative Agent in writing on or before the Consent Date shall be deemed to be a Non-Extending Lender and (without limiting the U.S. Borrower’s rights under Section 2.15(c)) shall have no liability to the U.S. Borrower in connection therewith. The election of any Lender to agree to such extension shall not obligate any other Lender to so agree. The Administrative Agent shall notify the U.S. Borrower of each Lender’s determination under this Section 2.15(a) no later than the date 15 days prior to the relevant Anniversary Date (or, if such date is not a Business Day, on the next preceding Business Day). (b) (i) If all of the Lenders are Extending Lenders, then, effective as of the Consent Date, the Termination Date of each Lender shall be extended to the New Termination Date, and the respective Commitments of the Lenders will not be subject to change at such Consent Date pursuant to this Section 2.15. (ii) If and only if the sum of (x) the aggregate amount of the Commitments of the Extending Lenders plus (y) the aggregate amount of the Proposed Additional Commitments of the Increasing Lenders (such sum, the “Extending Commitments”) shall be equal to at least 50% of the then Total Commitments, then: (A) effective as of the Consent Date, the Termination Date of each Extending Lender shall be extended to the New Termination Date; (B) the U.S. Borrower shall (so long as no Default shall have occurred and be continuing) have the right, but not the obligation, to take either of the following actions with respect to each Non-Extending Lender during the period commencing on the Consent Date and ending on the immediately succeeding Anniversary Date: (1) the U.S. Borrower may elect by notice to the Administrative Agent and such Non-Extending Lender that the Termination Date of such Non-Extending Lender be changed to a date (which date shall be specified in such notice) on or prior to such immediately succeeding Anniversary Date (and, upon the giving of such notice, the Termination Date of such Non-Extending Lender shall be so changed); or (2) the U.S. Borrower may replace such Non- Extending Lender as a party to this Agreement in accordance with Section 2.15(c); and

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 47 (C) the Administrative Agent shall notify the Issuing Banks and the Swing Loan Lender of the New Termination Date and the Lenders whose Termination Dates are the New Termination Date and each Issuing Bank and the Swing Loan Lender shall determine whether or not, acting in its sole discretion, it shall elect to extend its Termination Date to the New Termination Date and shall so notify the Administrative Agent. If such Issuing Bank or the Swing Loan Lender, as the case may be, has elected to so extend its Termination Date, then such Issuing Bank’s obligation to issue Letters of Credit pursuant to Sections 2.04 and 3.04 shall be extended to the date that is 30 days prior to the New Termination Date and/or the Swing Loan Lender’s obligation to make Swing Loans to the Borrowers pursuant to Sections 2.03 and 3.03 shall be extended to the date that is 15 Business Days prior to the New Termination Date. (iii) If neither of the conditions specified in clause (i) or clause (ii) of this Section 2.15(b) is satisfied, then neither the Termination Date nor the Commitment of any Lender will change pursuant to this Section 2.15 on such Consent Date, and the U.S. Borrower will not have the right to take any of the actions specified in Section 2.15(b)(ii)(B)(2). (c) Replacement by the U.S. Borrower of Non-Extending Lenders pursuant to Section 2.15(b)(ii)(B)(2) shall be effected as follows (certain terms being used in this Section 2.15(c) having the meanings assigned to them in Section 2.15(d)) on the relevant Assignment Date: (i) the Assignors shall severally assign and transfer to the Assignees, and the Assignees shall severally purchase and assume from the Assignors, all of the Assignors’ rights and obligations (including, without limitation, the Assignors’ respective Commitments) hereunder and under the Notes; (ii) each Assignee shall pay to the Administrative Agent, for account of the Assignors, an amount equal to such Assignee’s Share of the aggregate outstanding principal amount of the Loans then held by the Assignors; (iii) the U.S. Borrower shall pay to the Administrative Agent, for account of the Assignors, all accrued interest, fees and other amounts (other than principal of outstanding Loans) then due and owing to the Assignors by the U.S. Borrower hereunder (including, without limitation, payments due such Assignors, if any, under Sections 2.12, 3.05 and 9.04(c)); and (iv) the U.S. Borrower shall pay to the Administrative Agent for account of the Administrative Agent the $3,500 processing and recordation fee for each assignment effected pursuant to this Section 2.15(c). The assignments provided for in this Section 2.15(c) shall be effected on the relevant Assignment Date in accordance with Section 9.07 and pursuant to one or more Assignments and Acceptances. After giving effect to such assignments, each Assignee shall have a Commitment hereunder (which, if such Assignee was a Lender hereunder immediately prior to giving effect to such assignment, shall be in addition to such Assignee’s existing Commitment) in an amount equal to the amount of its Assumed Commitment representing a Commitment. Upon any such termination or assignment, such Assignor shall cease to be a party hereto but shall continue to be obligated

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 48 under Section 8.05 and be entitled to the benefits of Section 9.04, as well as to any fees and other amounts accrued for its account under Section 2.05, 2.12 or 3.05 and not yet paid. (d) For purposes of this Section 2.15, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined): “Assigned Commitments” means the Commitments of Non-Extending Lenders to be replaced pursuant to Section 2.15(b)(ii)(B)(2). “Assignees” means, at any time, Increasing Lenders and, if the Assigned Commitments exceed the aggregate amount of the Proposed Additional Commitments, one or more New Lenders. “Assignment Date” means the Anniversary Date or such earlier date as shall be acceptable to the U.S. Borrower, the relevant Assignors, the relevant Assignees and the Administrative Agent. “Assignors” means, at any time, the Lenders to be replaced by the U.S. Borrower pursuant to Section 2.15(b)(ii)(B)(2). The “Assumed Commitment” of each Assignee shall be determined as follows: (a) If the aggregate amount of the Proposed Additional Commitments of all of the Increasing Lenders shall exceed the aggregate amount of the Assigned Commitments, then (i) the amount of the Assumed Commitment of each Increasing Lender shall be equal to (x) the aggregate amount of the Assigned Commitments multiplied by (y) a fraction, the numerator of which is equal to such Increasing Lender’s Commitment as then in effect and the denominator of which is the aggregate amount of the Commitments of all Increasing Lenders as then in effect; and (ii) no New Lender shall become a Lender hereunder pursuant to Section 2.15(c). (b) If the aggregate amount of the Proposed Additional Commitments of all of the Increasing Lenders shall be less than or equal to the aggregate amount of the Assigned Commitments, then: (i) the amount of the Assumed Commitment of each Increasing Lender shall be equal to such Increasing Lender’s Proposed Additional Commitment; and (ii) the excess, if any, of the aggregate amount of the Assigned Commitments over the aggregate amount of the Proposed Additional Commitments shall be allocated among New Lenders in such a manner as the U.S. Borrower and the Administrative Agent may agree. “Share” means, as to any Assignee, a fraction the numerator of which is equal to such Assignee’s Assumed Commitment and the denominator of which is the aggregate amount of the Assumed Commitments of all the Assignees. SECTION 2.16. Defaulting Lender.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 49 (a) Reallocation of Defaulting Lender Commitments. If a Lender becomes, and during the period it remains, a Defaulting Lender, the following provisions shall apply: (i) in the case of each Defaulting Lender, the ratable portion of such Defaulting Lender with respect to any such outstanding Obligations will, subject to the limitation in the first proviso below, automatically be reallocated (effective on the date such Lender becomes a Defaulting Lender) among the Lenders that are Non-Defaulting Lenders pro rata in accordance with such Non-Defaulting Lenders’ respective Commitments; provided, that (A) the sum of each Non-Defaulting Lender’s ratable portion of the Total Outstandings may not in any event exceed the Commitment of such Non-Defaulting Lender as in effect at the time of such reallocation and (B) neither such reallocation nor any payment by a Non-Defaulting Lender pursuant thereto will constitute a waiver or release of any claim any Borrower, the Administrative Agent, any Issuing Bank, any Swing Loan Lender or any other Lender may have against such Defaulting Lender, or cause such Defaulting Lender to be a Non-Defaulting Lender; (ii) in the case of each Defaulting Lender, to the extent that any portion (the “unreallocated portion”) of the ratable portion of such Defaulting Lender with respect to any such outstanding and future Letter of Credit Obligations and Swing Loans cannot be so reallocated, whether by reason of the first proviso in clause (i) above or otherwise, the U.S. Borrower will, not later than 5 Business Days after demand by the Administrative Agent (at the direction of the Issuing Banks and/or the Swing Loan Lender, as the case may be), (A) Cash Collateralize (pursuant to procedures similar to those detailed in Section 7.02 and reasonably acceptable to the Administrative Agent) the Obligations of the Borrowers to the Issuing Banks and the Swing Loan Lender in respect of such Obligations or (B) make other arrangements reasonably satisfactory to the Administrative Agent, and to the Issuing Banks and the Swing Loan Lender, as the case may be, in their reasonable discretion, to protect them against the risk of non-payment by such Defaulting Lender; and (iii) in the case of each Defaulting Lender, any amount paid by the U.S. Borrower for the account of such Defaulting Lender under this Agreement (whether on account of principal, interest, fees, indemnity payments or other amounts) will not be paid or distributed to such Defaulting Lender, but will instead be retained by the Administrative Agent in a segregated, non-interest bearing account until (subject to Section 2.05(c)) the termination of the Commitments and payment in full of all the Obligations and will be applied by the Administrative Agent, to the fullest extent permitted by law, to the making of payments from time to time in the following order of priority: first to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent under this Agreement, second to the payment of any amounts owing by such Defaulting Lender to any Issuing Bank or any Swing Loan Lender (pro rata as to the respective amounts owing to each of them) under this Agreement, third to the payment of post-default interest and then current interest due and payable to the Lenders hereunder other than Defaulting Lenders as a result of such Defaulting Lender’s breach of its obligations under this Agreement as determined in any judgment of a court of competent jurisdiction obtained by any Lender, the Issuing Banks or Swing Loan Lender against such Defaulting Lender, ratably among them in accordance with the amounts of such interest then due and payable to them, fourth to the payment of fees then due and payable to the Non-Defaulting Lenders hereunder as a result of such Defaulting

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 50 Lender’s breach of its obligations under this Agreement as determined in any judgment of a court of competent jurisdiction obtained by any Lender, the Issuing Banks or Swing Loan Lender against such Defaulting Lender, ratably among them in accordance with the amounts of such fees then due and payable to them, fifth to pay principal and Reimbursement Obligations in respect of the Letters of Credit at such time then due and payable to the Non-Defaulting Lenders hereunder ratably in accordance with the amounts thereof then due and payable to them, sixth to the ratable payment of other amounts then due and payable to the Non-Defaulting Lenders as a result of such Defaulting Lender’s breach of its obligations under this Agreement as determined in any judgment of a court of competent jurisdiction obtained by any Lender, the Issuing Banks or Swing Loan Lender against such Defaulting Lender, seventh after the termination of the Commitments and payment in full of all the Obligations, to pay amounts owing under this Agreement to such Defaulting Lender or as a court of competent jurisdiction may otherwise direct. (b) Cash Collateral Call. If any Lender becomes, and during the period it remains, a Defaulting Lender, if any Letter of Credit is at the time outstanding, the Issuing Banks may (except, in the case of a Defaulting Lender, to the extent the Commitments have been fully reallocated pursuant to Section 2.16(a)), by notice to the Borrowers and such Defaulting Lender through the Administrative Agent, require any Borrower (i) to deposit in a cash collateral account maintained by the Administrative Agent an amount at least equal to 105% of the aggregate amount of the unreallocated obligations (contingent or otherwise) of such Defaulting Lender to be applied pro rata in respect thereof, or (ii) to make other arrangements satisfactory to the Administrative Agent, and to the Issuing Banks, as the case may be, in their sole discretion to protect them against the risk of non-payment by such Defaulting Lender. (c) Right to Give Drawdown Notices. In furtherance of the foregoing, if any Lender becomes, and during the period it remains, a Defaulting Lender, and the applicable Borrower fails to Cash Collateralize (pursuant to procedures similar to those detailed in Section 7.02 and reasonably acceptable to the Administrative Agent) or prepay its obligations in respect of Letter of Credit Obligations or Swing Loans within 5 Business Days after demand by the Administrative Agent pursuant to this Section 2.16, any Issuing Bank or Swing Loan Lender is hereby authorized by the Borrowers (which authorization is irrevocable and coupled with an interest) to give, in its discretion, through the Administrative Agent, Notices of Borrowing pursuant to Section 3.01 in such amounts and in such times as may be required to (i) pay matured Reimbursement Obligations, (ii) repay an outstanding Swing Loan, and/or (iii) Cash Collateralize (pursuant to procedures similar to those detailed in Section 7.02 and reasonably acceptable to the Administrative Agent) the Obligations of the applicable Borrower in respect of Letters of Credit Obligations or Swing Loans in an amount at least equal to the aggregate amount of the obligations (contingent or otherwise) of such Defaulting Lender in respect of such Letter of Credit or Swing Loan. (d) Termination of Defaulting Lender Commitments. The U.S. Borrower may terminate the unused amount of the Commitment of a Defaulting Lender upon not less than 10 Business Days’ prior notice to the Administrative Agent (who will promptly notify the Lenders thereof), and in such event the provisions of Section 2.11 will apply to all amounts thereafter paid by the U.S. Borrower for the account of such Defaulting Lender under this Agreement (whether on account of principal, interest, fees, indemnity or other amounts); provided, that such termination will not be deemed to be a waiver or release of any claim any

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 51 Borrower, the Administrative Agent, the Issuing Banks, the Swing Loan Lenders or any Lender may have against such Defaulting Lender. (e) Cure. If the U.S. Borrower, Administrative Agent, the Issuing Banks and the Swing Loan Lenders, as applicable, agree in writing in their discretion that a Lender that is a Defaulting Lender should no longer be deemed to be a Defaulting Lender, as the case may be, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any amounts then held in the segregated account referred to in Section 2.16(a)), such Lender will, to the extent applicable, purchase such portion of outstanding Loans of the other Lenders and/or make such other adjustments as the Administrative Agent may determine to be necessary to cause such Lender’s ratable portion to be on a pro rata basis in accordance with their respective Commitment, whereupon such Lender will cease to be a Defaulting Lender and will become a Non-Defaulting Lender; provided, that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrowers while such Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Non-Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from such Lender having been a Defaulting Lender. (f) Non-Defaulting Lender. Notwithstanding the foregoing, the occurrence of any Lender becoming a Defaulting Lender shall not relieve any other Lender of its obligations to make such Loan or payment on any date required under this Agreement and no other Lender shall be responsible for the failure of any Defaulting Lender to make any Loan or payment required under this Agreement. SECTION 2.17. Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and (b) the effects of any Bail-in Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 52 (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority. ARTICLE III MAKING THE LOANS AND ISSUING THE LETTERS OF CREDIT SECTION 3.01. Making the Revolving Loans. (a) Each Revolving Loan Borrowing shall be made on notice, given not later than (x) 12:00 noon (New York City time) on the third Business Day prior to the date of a Eurocurrency Rate Loan Borrowing, and (y) 11:00 A.M. (New York City time) on the day of a Base Rate Loan Borrowing, by the U.S. Borrower (on its own behalf and on behalf of any Euro Borrower) to the Administrative Agent, which shall give to each Lender prompt notice thereof by telecopier. Each notice of a Revolving Loan Borrowing (a “Notice of Revolving Loan Borrowing”) shall be made in writing, or verbally and confirmed immediately in writing, by telecopier, electronic mail, telex or cable, in substantially the form of Exhibit B-1 hereto, specifying therein the requested (i) date of such Revolving Loan Borrowing (which shall be a Business Day), (ii) Currency and Type of Revolving Loan comprising such Revolving Loan Borrowing, (iii) aggregate amount of such Revolving Loan Borrowing, (iv) in the case of a Revolving Loan Borrowing comprised of Eurocurrency Rate Loans, the Interest Period for each such Revolving Loan, and (v) the name of the Borrower (which shall be the U.S. Borrower or a Euro Borrower). Each Lender shall (A) before 11:00 A.M. Local Time on the date of such Borrowing (in the case of a Eurocurrency Rate Loan Borrowing) and (B) before 1:00 P.M. (New York City time) on the date of such Borrowing (in the case of a Base Rate Loan Borrowing), make available for the account of its Applicable Lending Office to the Administrative Agent at the Administrative Agent’s Account for the relevant Currency in same day funds, such Lender’s ratable portion of such Borrowing. After the Administrative Agent’s receipt of such funds and upon fulfillment of the applicable conditions set forth in Article IV (Conditions of Lending), the Administrative Agent will make such funds available to the relevant Borrower in such manner as the Administrative Agent and the U.S. Borrower may agree; provided, however, that the Administrative Agent shall first make a portion of such funds equal to the aggregate principal amount of any Swing Loan and Letter of Credit Loans as to which a Borrower has received timely notice made by the Swing Loan Lender or the Issuing Banks, as the case may be, and by any other Lender and outstanding on the date of such Revolving Loan Borrowing, plus interest accrued and unpaid thereon to and as of such date, available to the Swing Loan Lender or the relevant Issuing Banks, as the case may be, and such other Lenders for repayment of such Swing Loans and Letter of Credit Loans. (b) Anything in subsection (a) above to the contrary notwithstanding, the U.S. Borrower may not select Eurocurrency Rate Loans for any Revolving Loan Borrowing if the aggregate amount of such Revolving Loan Borrowing is less than $1,000,000 or the Foreign Currency Equivalent thereof. (c) Subject to Sections 2.09(c) and 3.06, each Notice of Revolving Loan Borrowing shall be irrevocable and binding on the U.S. Borrower and the relevant Borrower. In the case of any Revolving Loan Borrowing by a Borrower which the related Notice of Revolving Loan Borrowing specifies is to be comprised of Eurocurrency Rate Loans, such Borrower shall indemnify each relevant Lender against any loss, cost or expense incurred by such Lender as a

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 53 result of any failure to fulfill on or before the date specified in such Notice of Revolving Loan Borrowing for such Revolving Loan Borrowing the applicable conditions set forth in Article IV (Conditions of Lending), including, without limitation, any loss (excluding loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Revolving Loan to be made by such Lender as part of such Revolving Loan Borrowing when such Revolving Loan, as a result of such failure, is not made on such date. (d) Unless the Administrative Agent shall have received notice from a Lender prior to the time any Revolving Loan Borrowing is required to be made that such Lender will not make available to the Administrative Agent such Lender’s ratable portion of such Revolving Loan Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such Revolving Loan Borrowing in accordance with subsection (a) of this Section 3.01 and the Administrative Agent may, in reliance upon such assumption, make available to the relevant Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made such ratable portion available to the Administrative Agent, such Lender and the relevant Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to such Borrower until the date such amount is repaid to the Administrative Agent, at (i) in the case of such Borrower, the interest rate applicable at the time to Revolving Loans comprising such Revolving Loan Borrowing and (ii) in the case of such Lender, the Federal Funds Rate, provided that such Borrower retains its rights against such Lender with respect to any damages it may incur as a result of such Lender’s failure to fund, and notwithstanding anything herein to the contrary, in no event shall such Borrower be liable to such Lender or any other Person for the interest payable by such Lender to the Administrative Agent pursuant to this sentence. If such Lender shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Lender’s Revolving Loan as part of such Revolving Loan Borrowing for purposes of this Agreement. (e) The failure of any Lender to make the Revolving Loan to be made by it as part of any Revolving Loan Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Revolving Loan on the date of such Revolving Loan Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Revolving Loan to be made by such other Lender on the date of any Revolving Loan Borrowing. SECTION 3.02. [Intentionally Deleted]. SECTION 3.03. Making the Swing Loans, Etc. (a) In order to request a Swing Loan, a Swing Loan Borrower shall telecopy (or forward by electronic mail or similar means) to the Swing Loan Lender a duly completed request in substantially the form of Exhibit E (Form of Swing Loan Request), setting forth the requested amount, currency and date of such Swing Loan (a “Swing Loan Request”), to be received by the Swing Loan Lender not later than 12:00 p.m. (London time) on the day of the proposed borrowing. Subject to the terms of this Agreement, the Swing Loan Lender agrees to make, on the date of the relevant Swing Loan Request, a Swing Loan available to the Swing Loan Borrower specified in such Swing Loan Request. The Swing Loan Lender shall not be required to determine that, or take notice whether, the conditions precedent set forth in Section 4.02 have been satisfied in connection with the making of any Swing Loan.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 54 (b) The Swing Loan Lender may demand at any time that each Lender pay in Dollars to the Administrative Agent, for the account of the Swing Loan Lender, in the manner provided in clause (c) below, such Lender’s pro rata share of all or a portion of the Dollar Equivalent of the outstanding Swing Loans, which demand shall be made through the Administrative Agent, shall be in writing and shall specify the outstanding principal amount of the Swing Loans demanded to be paid and the Dollar Equivalent (as determined by the Swing Loan Lender) of such outstanding principal amount if such Swing Loans are denominated in an Alternate Currency; provided, however, the Swing Loan Lender shall not make any Swing Loan in the period commencing on the first Business Day after it receives written notice from any Lender that one or more of the conditions precedent contained in Section 4.02 shall not on such date be satisfied or duly waived and ending when such conditions are satisfied or duly waived. (c) The Administrative Agent shall forward each demand referred to in clause (b) above to each Lender on the day such demand is received by the Administrative Agent (except that any such demand received by the Administrative Agent after 2:00 p.m. (New York time) on any Business Day or on a day that is not a Business Day shall not be required to be forwarded to the Lenders by the Administrative Agent until the next succeeding Business Day), together with a statement prepared by the Administrative Agent specifying the amount in Dollars of each Lender’s pro rata share of the Dollar Equivalent of the aggregate principal amount of the Swing Loans demanded to be paid pursuant to such demand, and, notwithstanding whether or not the conditions precedent set forth in Section 4.02 shall have been satisfied (which conditions precedent the Lenders hereby irrevocably waive), each Lender shall, before 11:00 a.m. (New York time) on the Business Day next succeeding the date of such Lender’s receipt of such demand, make available to the Administrative Agent, in immediately available funds in Dollars, for the account of the Swing Loan Lender, the amount specified in such statement. Upon such payment by a Lender, such Lender shall, except as provided in clause (d) below, be deemed to have made a Base Rate Loan in Dollars in an amount equal to such payment to the relevant Swing Loan Borrower (and the U.S. Borrower and the Swing Loan Borrowers hereby authorizes the making of such Loan). The Administrative Agent shall use such funds to repay the Swing Loans to the Swing Loan Lender. To the extent that any Lender fails to make such payment available to the Administrative Agent for the account of the Swing Loan Lender, the Swing Loan Borrowers shall repay such Swing Loan or Swing Loans, as the case may be, on demand. (d) If for any reason the Swing Loans cannot be refinanced by such Loans in accordance with clause (c) above, each Lender shall acquire, without recourse or warranty, an undivided participation in each Swing Loan otherwise required to be repaid by such Lender pursuant to clause (c) above, which participation shall be in a principal amount equal to such Lender’s pro rata share of the Dollar Equivalent of such Swing Loan, by paying in Dollars to the Swing Loan Lender on the date on which such Lender would otherwise have been required to make a payment in respect of such Swing Loan pursuant to clause (c) above, in immediately available funds, an amount equal to the Dollar Equivalent of such Lender’s pro rata share of such Swing Loan (and, concurrently with such acquisition, such Swing Loan shall be automatically converted to Dollars equal to the Dollar Equivalent of such Swing Loan bearing interest at the Base Rate). If all or part of such amount is not in fact made available by such Lender to the Swing Loan Lender on such date, the Swing Loan Lender shall be entitled to recover any such unpaid amount on demand from such Lender together with interest accrued from such date at the Federal Funds Rate for the first Business Day after such payment was due and thereafter at the rate of interest then applicable to Base Rate Loans.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 55 (e) From and after the date on which any Lender (i) is deemed to have made a Loan pursuant to clause (c) above with respect to any Swing Loan or (ii) purchases an undivided participation interest in a Swing Loan pursuant to clause (d) above, the Administrative Agent shall promptly distribute to such Lender such Lender’s pro rata share of all payments of principal of and interest received by the Administrative Agent on behalf of the Swing Loan Lender on account of such Swing Loan (all of which such payments shall be made in Dollars, regardless of the currency in which such Swing Loan was originally made) other than those received from a Lender pursuant to clause (c) or (d) above and subject to Section 2.16 with regard to any Defaulting Lender. If any payment received and so distributed by the Swing Loan Lender in respect of principal or interest on any Swing Loan is required to be returned by the Swing Loan Lender under any of the circumstances described in Section 9.05 (including pursuant to any settlement entered into by the Swing Loan Lender in its discretion), each Lender shall pay to the Swing Loan Lender its pro rata share thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the Federal Funds Rate. The Administrative Agent shall make such demand upon the request of the Swing Loan Lender. The obligations of the Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement. (f) The parties hereto acknowledge that the Swing Loan Lender may from time to time make loans to any Swing Loan Borrower pursuant to an overdraft, autoborrow or similar arrangement (the “Overdraft Facility”). The loans made pursuant to the Overdraft Facility (the “Overdraft Advances”) shall be deemed Swing Loans for all purposes hereof and shall be subject to all of the provisions hereof; provided, that (1) provisions relating to the fact that the Overdraft Facility is an uncommitted facility shall prevail; (2) the borrowing procedures set forth in the Overdraft Documents shall prevail in the event of any conflict between such borrowing procedures and clause (a) above; (3) the optional prepayment provisions set forth in the Overdraft Documents shall prevail in the event of any conflict between such provisions and Section 2.07; (4) any mandatory prepayment provisions set forth in the Overdraft Documents shall be in addition to, and not in lieu of or replacement of, the mandatory prepayment provisions set forth in Section 2.07; and (5) interest on each Overdraft Advance shall be due and payable in arrears on each date set forth in the Overdraft Documents in the event of any conflict between such interest payment dates and the interest payment dates set forth herein. (g) Each Lender’s obligation to make Loans or to purchase and fund risk participations in Swing Loans pursuant to this Section 3.03 shall be absolute and unconditional, and shall not be affected by any circumstance, including (i) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Loan Lender, any Borrower or any other Person for any reason whatsoever, (ii) the occurrence or continuance of a Default, or (iii) any other occurrence, event or condition, whether or not similar to any of the foregoing. No such funding of risk participations shall relieve or otherwise impair the obligation of any Swing Loan Borrower to repay any Swing Loans made to it, together with interest as provided herein. (h) The Swing Loan Lender may resign at any time upon not less than 90 days’ prior written notice to the U.S. Borrower and the Administrative Agent, during which period the Swing Loan Lender shall cooperate with the U.S. Borrower in putting in place a new Swing Loan Lender designated by the U.S. Borrower and acceptable to the Administrative Agent; provided, that the Swing Loan Lender shall retain all the rights and obligations of the Swing Loan Lender provided for hereunder with respect to Swing Loans made by it and outstanding as of the

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 56 effective date of such resignation, including the right to require the Lenders to make Loans or fund risk participations in outstanding Swing Loans pursuant to this Section 3.03. If no such Swing Loan Lender is appointed prior to the effectiveness of such resignation, no Swing Loan Borrower shall be entitled to request Swing Loans until such a Swing Loan Lender is appointed. SECTION 3.04. Issuance of Letters of Credit. (a) No Issuing Bank shall be under any obligation to Issue any Letter of Credit upon the occurrence of any of the following: (i) any order, judgment or decree of any Governmental Authority or arbitrator shall purport by its terms to enjoin or restrain such Issuing Bank from Issuing such Letter of Credit or any Requirement of Law applicable to such Issuing Bank or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such Issuing Bank shall prohibit, or request that such Issuing Bank refrain from, the Issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Issuing Bank with respect to such Letter of Credit any restriction or reserve or capital requirement (for which such Issuing Bank is not otherwise compensated) not in effect on the date of this Agreement or that would result in any unreimbursed loss, cost or expense that was not applicable, in effect or known to such Issuing Bank as of the date of this Agreement and that such Issuing Bank in good faith deems material to it; (ii) such Issuing Bank shall have received any written notice of the type described in clause (c) below; (iii) after giving effect to the Issuance of such Letter of Credit, (A) the aggregate Total Outstandings would exceed the aggregate of the Commitments in effect at such time or (B) the Letter of Credit Obligations at such time would exceed the Letter of Credit Sublimit; (iv) any fees due in connection with any Issuance have not been paid; (v) such Letter of Credit is requested to be Issued in a form that is not acceptable to such Issuing Bank; (vi) such Letter of Credit is requested to be denominated in any currency other than Dollars or (if requested by a Euro Borrower) Euros. None of the Lenders (other than the Issuing Banks in their capacity as such) shall have any obligation to Issue any Letter of Credit. (b) In connection with the Issuance of each Letter of Credit, the U.S. Borrower or a Euro Borrower, as applicable and appropriate, shall give the relevant Issuing Bank and the Administrative Agent at least two Business Days’ prior written notice, in form and substance acceptable to the applicable Issuing Bank, of the requested Issuance of such Letter of Credit (a “Letter of Credit Request”). Such notice shall be irrevocable and shall specify the Issuing Bank of such Letter of Credit, the Currency of Issuance (Dollars or Euros) and face amount of the Letter of Credit requested, the date of Issuance of such requested Letter of Credit, the date on which such Letter of Credit is to expire (which date shall be a Business Day) and the

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 57 Person for whose benefit the requested Letter of Credit is to be issued. Such notice, to be effective, must be received by the relevant Issuing Bank and the Administrative Agent not later than 11:00 a.m. (New York time) on the second Business Day prior to the date of the requested Issuance of such Letter of Credit. (c) Subject to the satisfaction of the conditions set forth in this Section 3.04 and in Section 2.04, the relevant Issuing Bank shall, on the requested date, Issue a Letter of Credit for the account of the applicable Borrower in accordance with such Issuing Bank’s usual and customary business practices. No Issuing Bank shall Issue any Letter of Credit in the period commencing on the first Business Day after it receives written notice from any Lender that one or more of the conditions precedent contained in Section 4.02 shall not on such date be satisfied or duly waived and ending when such conditions are satisfied or duly waived. The relevant Issuing Bank shall not otherwise be required to determine that, or take notice whether, the conditions precedent set forth in Section 4.02 have been satisfied in connection with the Issuance of any Letter of Credit. (d) If requested by the relevant Issuing Bank, prior to the issuance of each Letter of Credit by such Issuing Bank, and as a condition of such Issuance and of the participation of each Lender in the Letter of Credit Obligations arising with respect thereto in accordance with clause (f) below, the applicable Borrower shall have delivered to such Issuing Bank a letter of credit reimbursement agreement, in such form as the Issuing Bank may employ in its ordinary course of business for its own account (a “Letter of Credit Reimbursement Agreement”), signed by such Borrower, and such other documents or items as may be required pursuant to the terms thereof. In the event of any conflict between the terms of any Letter of Credit Reimbursement Agreement and this Agreement, the terms of this Agreement shall govern. (e) Each Issuing Bank shall: (i) give the Administrative Agent written notice (or telephonic notice confirmed promptly thereafter in writing, which writing may be a telecopy or electronic mail) of the Issuance of a Letter of Credit Issued by it, of all drawings under a Letter of Credit Issued by it and the payment (or the failure to pay when due) by the applicable Borrower of any Reimbursement Obligation when due, other than drawings under Letters of Credit issued to support the IRB Obligations and reimbursement payments in respect thereof that are made when due (which notice, the Administrative Agent shall promptly transmit by telecopy, electronic mail or similar transmission to each Lender); (ii) upon the request of any Lender, furnish to such Lender, copies of any Letter of Credit Reimbursement Agreement to which such Issuing Bank is a party and such other documentation as may reasonably be requested by such Lender; and (iii) no later than 10 Business Days following the last day of each calendar month, provide to the Administrative Agent (and the Administrative Agent shall provide a copy to each Lender requesting the same) and the U.S. Borrower separate schedules for Documentary Letters of Credit and Standby Letters of Credit issued by it under the Letter of Credit Sub-Facility, in form and substance reasonably satisfactory to the Administrative Agent, setting forth the aggregate Letter of Credit Obligations outstanding at the end of each month and any information requested by the U.S. Borrower or the Administrative Agent relating thereto.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 58 (f) Immediately upon the issuance by an Issuing Bank of a Letter of Credit in accordance with the terms and conditions of this Agreement, such Issuing Bank shall be deemed to have sold and transferred to each Lender, and each Lender shall be deemed irrevocably and unconditionally to have purchased and received from such Issuing Bank, without recourse or warranty, an undivided interest and participation, to the extent of such Lender’s pro rata share of the Commitments, in such Letter of Credit and the obligations of the applicable Borrower with respect thereto (including all Letter of Credit Obligations with respect thereto) and any security therefor and guaranty pertaining thereto. (g) Each Borrower agrees to pay to the Issuing Bank of any Letter of Credit the Dollar Equivalent of the amount of all Reimbursement Obligations owing to such Issuing Bank under any Letter of Credit issued for its account no later than the date that is the next succeeding Business Day after such Borrower receives written notice from such Issuing Bank that payment has been made under such Letter of Credit (the “Reimbursement Date”), irrespective of any claim, set-off, defense or other right that such Borrower may have at any time against such Issuing Bank or any other Person. (h) In the event that any Issuing Bank makes any payment under any Letter of Credit and the applicable Borrower shall not have repaid the Dollar Equivalent of such amount to such Issuing Bank pursuant to clause (g) or any such payment by such Borrower is rescinded or set aside for any reason, such Reimbursement Obligation shall be payable on demand with interest thereon computed (i) from the date on which such Reimbursement Obligation arose to the Reimbursement Date, at the rate of interest applicable during such period to Revolving Loans that are Base Rate Loans and (ii) from the Reimbursement Date until the date of repayment in full, at the rate of interest applicable during such period to past due Revolving Loans that are Base Rate Loans, and such Issuing Bank shall promptly notify the Administrative Agent, which shall promptly notify each Lender of such failure, and each Lender shall promptly and unconditionally pay to the Administrative Agent for the account of such Issuing Bank the amount of such Lender’s pro rata share of such payment in Dollars (based upon the Dollar Equivalent of such amount on the date of such payment) and in immediately available funds. If the Administrative Agent so notifies such Lender prior to 11:00 a.m. (New York time) on any Business Day, such Lender shall make available to the Administrative Agent for the account of such Issuing Bank its pro rata share of the amount of such payment on such Business Day in immediately available funds. Upon such payment by a Lender, such Lender shall, except during the continuance of a Default or Event of Default under Section 7.01(e) and notwithstanding whether or not the conditions precedent set forth in Section 4.02 shall have been satisfied (which conditions precedent the Lenders hereby irrevocably waive), be deemed to have made a Revolving Loan to applicable Borrower in the principal amount of such payment. Whenever any Issuing Bank receives from the U.S. Borrower a payment of a Reimbursement Obligation as to which the Administrative Agent has received for the account of such Issuing Bank any payment from a Lender pursuant to this clause (h), such Issuing Bank shall pay to the Administrative Agent and the Administrative Agent shall promptly pay to each Lender, in immediately available funds, an amount equal to such Lender’s pro rata share of the amount of such payment adjusted, if necessary, to reflect the respective amounts the Lenders have paid in respect of such Reimbursement Obligation. (i) If and to the extent such Lender shall not have so made its pro rata share of the amount of the payment required by clause (h) above, as applicable, available to the Administrative Agent for the account of such Issuing Bank, such Lender agrees to pay to the

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 59 Administrative Agent for the account of such Issuing Bank forthwith on demand any such unpaid amount together with interest thereon, for the first Business Day after payment was first due at the Federal Funds Rate and, thereafter until such amount is repaid to the Administrative Agent for the account of such Issuing Bank, at the rate per annum applicable to Base Rate Loans under the Facility. (j) Each Borrower’s obligation to pay each Reimbursement Obligation and the obligations of the Lenders to make payments to the Administrative Agent for the account of the Issuing Banks with respect to Letters of Credit shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement, under any and all circumstances whatsoever, including the occurrence of any Default or Event of Default, and irrespective of any of the following: (i) any lack of validity or enforceability of any Letter of Credit or any Loan Document, or any term or provision therein; (ii) any amendment or waiver of or any consent to departure from all or any of the provisions of any Letter of Credit or any Loan Document; (iii) the existence of any claim, set off, defense or other right that such Borrower, any other party guaranteeing, or otherwise obligated with, such Borrower, any Subsidiary or other Affiliate thereof or any other Person may at any time have against the beneficiary under any Letter of Credit, any Issuing Bank, the Administrative Agent or any other Lender or any other Person, whether in connection with this Agreement, any other Loan Document or any other related or unrelated agreement or transaction; (iv) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; (v) payment by the Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit; and (vi) any other act or omission to act or delay of any kind of the Issuing Bank, the other Lenders, the Administrative Agent or any other Person or any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section 3.04 or Section 2.04, constitute a legal or equitable discharge of such Borrower’s obligations hereunder. Any action taken or omitted to be taken by the relevant Issuing Bank under or in connection with any Letter of Credit, if taken or omitted in the absence of gross negligence or willful misconduct, shall not put such Issuing Bank under any resulting liability to the applicable Borrower or any Lender. In determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof, the Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary and, in making any payment under any Letter of Credit, the Issuing Bank may rely exclusively on the documents presented to it under such Letter of Credit as to any and all matters set forth therein, including reliance on the amount of any draft presented under

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 60 such Letter of Credit, whether or not the amount due to the beneficiary thereunder equals the amount of such draft and whether or not any document presented pursuant to such Letter of Credit proves to be insufficient in any respect, if such document on its face appears to be in order, and whether or not any other statement or any other document presented pursuant to such Letter of Credit proves to be forged or invalid or any statement therein proves to be inaccurate or untrue in any respect whatsoever and any noncompliance in any immaterial respect of the documents presented under such Letter of Credit with the terms thereof shall, in each case, be deemed not to constitute willful misconduct or gross negligence of the Issuing Bank. (k) Schedule 2.04 (Existing Letters of Credit) contains a schedule of Existing Letters of Credit issued for the account of the U.S. Borrower. On the Effective Date (i) such letters of credit, to the extent outstanding, shall be automatically and without further action by the parties thereto converted to Letters of Credit issued pursuant to this Section 3.04 and Section 2.04 for the account of the U.S. Borrower and subject to the provisions hereof, and for this purpose the fees specified in Section 2.05(b) shall be payable (in substitution for any fees set forth in the applicable letter of credit reimbursement agreements or applications relating to such letters of credit) as if such letters of credit had been issued on the Effective Date, other than fees with respect to issuance, amendment or transfer that might otherwise apply as the result of such letters of credit being treated as if issued on the Effective Date, (ii) the amount of such letters of credit shall be included in the calculation of Letter of Credit Obligations and (iii) all liabilities of the U.S. Borrower with respect to such letters of credit shall constitute Reimbursement Obligations and/or obligations under the Facility. SECTION 3.05. Increased Costs. (a) If, due to either (i) the introduction of or any change (other than any change by way of imposition or increase of reserve requirements included in the Eurocurrency Rate Reserve Percentage, in each case as of the date of determination thereof) in or in the interpretation of any law or regulation, in each case after the date hereof or (ii) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law) which implements any introduction or change specified in clause (i) above, there shall be any increase in the cost to any Lender of agreeing to make or making, funding or maintaining Eurocurrency Rate Loans or Swing Loans then the Borrowers shall from time to time, within ten Business Days after written demand by such Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender additional amounts sufficient to compensate such Lender for such increased cost incurred during the 90-day period prior to the date of such demand. A certificate as to the amount of such increased cost, submitted to the U.S. Borrower and the Administrative Agent by such Lender and showing in reasonable detail the basis for the calculation thereof, shall be prima facie evidence of such costs. (b) If any Lender determines that compliance with (i) the introduction of or any change in or in the interpretation of, any law or regulation, in each case after the date hereof, or (ii) any guideline or request from any central bank or other governmental authority (whether or not having the force of law) which implements any introduction or change specified in clause (i) above, affects or would affect the amount of capital or liquidity required or expected to be maintained by such Lender or any corporation controlling such Lender and that the amount of such capital or liquidity is increased by or based upon the existence of such Lender’s commitment to lend or to issue or participate in Letters of Credit hereunder and other commitments of this type, then, within ten Business Days after written demand by such Lender (with a copy of such

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 61 demand to the Administrative Agent), the Borrowers shall from time to time pay to the Administrative Agent for the account of such Lender, additional amounts sufficient to compensate such Lender or such corporation in the light of such circumstances for such increase in capital or liquidity incurred during the six-month period prior to the date of such demand, to the extent that such Lender reasonably determines such increase in capital or liquidity to be allocable to the existence of such Lender’s commitment to lend or to issue or participate in Letters of Credit hereunder. A certificate as to such amounts submitted to the U.S. Borrower and the Administrative Agent by such Lender and showing in reasonable detail the basis for the calculation thereof shall be prima facie evidence of such costs. (c) Failure or delay on the part of any Lender to demand compensation pursuant to the foregoing provisions of this Section 3.05 shall not constitute a waiver of such Lender’s right to demand such compensation, provided that no Borrower shall be required to compensate a Lender pursuant to the foregoing provisions of this Section for any increased costs incurred or reductions suffered more than six months prior to the date that such Lender notifies the U.S. Borrower of the circumstances giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor (except that, if the circumstances giving rise to such increased costs or reductions is retroactive, then the six-month period referred to above shall be extended to include the period of retroactive effect thereof). (d) Without limiting the effect of the foregoing, the Borrowers shall pay to each Lender on the last day of each Interest Period so long as such Lender is maintaining reserves against Eurocurrency Liabilities (or so long as such Lender is maintaining reserves against any other category of liabilities that includes deposits by reference to which the interest rate on Eurocurrency Rate Loans is determined as provided in this Agreement or against any category of extensions of credit or other assets of such Lender that includes any Eurocurrency Rate Loans) an additional amount (determined by such Lender and notified to the U.S. Borrower through the Administrative Agent) equal to the product of the following for each Eurocurrency Rate Loan for each day during such Interest Period: (i) the principal amount of such Eurocurrency Rate Loan outstanding on such day; and (ii) the remainder of (x) a fraction the numerator of which is the rate (expressed as a decimal) at which interest accrues on such Eurocurrency Rate Loan for such Interest Period as provided in this Agreement (less the Applicable Margin) and the denominator of which is one minus the Eurocurrency Rate Reserve Percentage in effect on such day minus (y) such numerator; and (iii) 1/360. (e) If the U.S. Borrower is required to pay any Lender any amounts under this Section 3.05, the applicable Lender shall be an “Affected Person”, and the U.S. Borrower shall have the rights set forth in Section 3.08 to replace such Affected Person. Notwithstanding anything to the contrary, for purposes of this Section 3.05, each of (i) the Dodd- Frank Wall Street Reform and Consumer Protection Act, and all requests, rules, guidelines and directives promulgated thereunder and (ii) all requests, rules, guidelines or directives concerning capital adequacy or liquidity effective after the date hereof promulgated by the Bank for International Settlements, the Basel Committee on Banking Regulations and Supervisory

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 62 Practices (or any successor or similar authority) or the United States or foreign regulatory authorities are deemed to have been introduced or adopted after the date hereof, regardless of the date enacted or adopted. SECTION 3.06. Illegality. Notwithstanding any other provision of this Agreement, if any Lender or the Swing Loan Lender, as the case may be, shall notify the Administrative Agent that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for such Lender or the Swing Loan Lender, as the case may be, or its Eurocurrency Lending Office to perform its obligations hereunder to make Eurocurrency Rate Loans or Swing Loans, as the case may be, or to fund or maintain Eurocurrency Rate Loans or Swing Loans hereunder, as the case may be, then, subject to the provisions of Section 3.08, (i) the obligation of such Lender to make Eurocurrency Rate Loans hereunder or the obligations of the Swing Loan Lender to make Swing Loans hereunder (including, without limitation, to any Borrower who is also a Foreign Subsidiary), as the case may be, shall be suspended until the first date on which the circumstances causing such suspension cease to exist (and, to the extent required by applicable Law, cancelled), (ii) any Eurocurrency Rate Loans made or to be made by such Lender shall be converted automatically to Base Rate Loans and any Swing Loans made or to be made by the Swing Loan Lender shall be converted to Dollar Swing Loans and (iii) such Lender or the Swing Loan Lender, as the case may be, shall be an “Affected Person”, and the U.S. Borrower shall have the right set forth in Section 3.08 to replace such Affected Person. In the event of such a suspension, such Lender or the Swing Loan Lender, as the case may be, shall review the circumstances giving rise to such suspension at least weekly and shall notify the U.S. Borrower, the Administrative Agent, the Swing Loan Lender and the Lenders promptly of the end of such suspension, and thereafter the applicable Borrower shall be entitled to borrow Eurocurrency Rate Loans from such Lender or any Swing Loan Borrower shall be entitled to borrow Swing Loans from the Swing Loan Lender, as the case may be. Notwithstanding anything to the contrary, for purposes of this Section 3.06, each of (i) the Dodd- Frank Wall Street Reform and Consumer Protection Act, and all requests, rules, guidelines and directives promulgated thereunder and (ii) all requests, rules, guidelines or directives concerning capital adequacy or liquidity effective after the date hereof promulgated by the Bank for International Settlements, the Basel Committee on Banking Regulations and Supervisory Practices (or any successor or similar authority) or the United States or foreign regulatory authorities are deemed to have been introduced or adopted after the date hereof, regardless of the date enacted or adopted. SECTION 3.07. Reasonable Efforts to Mitigate. Each Lender and the Swing Loan Lender shall use its reasonable best efforts (consistent with its internal policy and legal and regulatory restrictions) to minimize any amounts payable by the Borrowers under Section 3.05 and to minimize any period of illegality described in Section 3.06. Without limiting the generality of the foregoing, each Lender and the Swing Loan Lender agrees that, to the extent reasonably possible to such Lender or the Swing Loan Lender, as the case may be, it will change its Eurocurrency Lending Office if such change would eliminate or reduce amounts payable to it under Section 3.05 or eliminate any illegality of the type described in Section 3.06, as the case may be. Each Lender and the Swing Loan Lender further agrees to notify the U.S. Borrower promptly, but in any event within five Business Days, after such Lender or the Swing Loan Lender, as the case may be, learns of the circumstances giving rise to such a right to payment or

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 63 such illegality have changed such that such right to payment or such illegality, as the case may be, no longer exists. SECTION 3.08. Right to Replace Affected Person or Lender. (a) Replacement by the U.S. Borrower. In the event (i) the Borrowers are required to pay any Taxes with respect to an Affected Person pursuant to Section 2.12(c) or any amounts with respect to an Affected Person pursuant to Section 3.05, (ii) the U.S. Borrower receives a notice from an Affected Person pursuant to Section 3.06, or (iii) any Lender is a Defaulting Lender or Non-Consenting Lender (treating such Lender as an “Affected Person” for purposes of this Section 3.08), the U.S. Borrower may elect, if such amounts continue to be charged or such notice is still effective, to replace such Affected Person as a party to this Agreement, provided that, concurrently therewith, (i) another financial institution which is an Eligible Assignee and is reasonably satisfactory to the U.S. Borrower and the Administrative Agent (or if the Lender then serving as Administrative Agent is the Person to be replaced and the Administrative Agent has resigned its position, the Lender becoming the successor Administrative Agent) and satisfactory to the Issuing Banks and the Swing Loan Lender (unless it is the Swing Loan Lender that is being replaced), shall agree, as of such date, to purchase for cash and at par the Loans and participation in Letters of Credit of the Affected Person, pursuant to an Assignment and Acceptance and to become a Lender or the Swing Loan Lender, as the case may be, for all purposes under this Agreement and to assume all obligations (including all outstanding Loans) of the Affected Person to be terminated as of such date and to comply with the requirements of Section 9.07 applicable to assignments and (ii) the U.S. Borrower shall pay to such Affected Person in same day funds on the day of such replacement all interest, fees and other amounts then due and owing to such Affected Person by any Borrower hereunder to and including the date of termination, including without limitation payments due such Affected Person under Section 2.12, costs incurred under Section 3.05 or 9.15 and payments owing under Section 9.04(c). (b) Replacement by the Issuing Banks. In the event that S&P and Moody’s shall, after the date that any Person becomes a Lender, downgrade the long-term certificate of deposit ratings of such Lender, and the resulting ratings shall be below BBB- and Baa3, respectively, or the equivalent, then the Issuing Banks shall in consultation with the U.S. Borrower have the right, but not the obligation, at their own expense, upon notice to such Lender and the Administrative Agent, to replace such Lender with an Eligible Assignee, and such Lender hereby agrees to transfer and assign without recourse (in accordance with and subject to the restrictions contained in Section 9.07 (other than clause (a)(iv) thereof)) all the interests, rights and obligations in respect of its Commitment to an Eligible Assignee; provided, however, that (x) no such assignment shall conflict with any law, rule or regulation or order of any governmental authority and (y) the Issuing Banks or such Eligible Assignee, as the case may be, shall pay to such Lender in same day funds on the date of such assignment the principal of and interest accrued to the date of payment on the Loans made by such Lender and such Lender’s participation in any Letters of Credit hereunder and all other amounts accrued for such Lender’s account or owed to it hereunder. Upon any such termination or assignment, such Lender shall cease to be a party hereto but shall continue to be obligated under Section 8.05 and be entitled to the benefits of Section 9.04, as well as to any fees and other amounts accrued for its account under Section 2.05, 2.12 or 3.05 and not yet paid. SECTION 3.09. Use of Proceeds. The Letters of Credit and the proceeds of the Loans shall be available (and each Borrower agrees that it shall use such proceeds) for general

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 64 corporate purposes of the U.S. Borrower and its Subsidiaries; provided that neither any Lender nor the Administrative Agent shall have any responsibility for the use of any of the Letters of Credit or the proceeds of Loans. ARTICLE IV CONDITIONS OF LENDING SECTION 4.01. Conditions Precedent to Initial Borrowing. The obligation of each Lender to make a Loan on the occasion of the initial Borrowing and of an Issuing Bank to issue the initial Letter of Credit, whichever shall first occur, shall be subject to the conditions precedent that, on a date (the “Effective Date”) not later than May 15, 2017, the Administrative Agent shall have received the following: (a) Each of the following documents, which shall be dated the Effective Date and in form and substance satisfactory to the Administrative Agent: (i) This Agreement, duly executed and delivered by each of the Borrowers and the Guarantor. (ii) Upon request of any Lender, the Revolving Loan Notes payable by the U.S. Borrower and any Euro Borrower to the order of each such Lender. (iii) Certified copies of (w) the charter and by-laws of each Borrower, (x) the resolutions of the board of directors (or equivalent governing body) of each Borrower authorizing and approving this Agreement, the Guaranty and the Notes and the transactions contemplated by the Loan Documents, (y) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to the Loan Documents and (z) a long form good standing certificate (or its equivalent) for each such Borrower from its jurisdiction of organization. (iv) A certificate of the secretary or an assistant secretary (or equivalent officer) of each Borrower certifying the names and true signatures of the officers of each Borrower authorized to sign this Agreement, the Guaranty and the Notes and the other documents to be delivered hereunder. (v) A favorable opinion of (x) Morgan, Lewis & Bockius LLP U.S., counsel to the Borrowers and (y) certain local counsel to each of the Euro Borrowers, in each case, in form and substance reasonably accepted to the Administrative Agent and Lenders and covering such customary matters relating hereto as any Lender, through the Administrative Agent, may reasonably request. (vi) A certificate of a senior officer of the U.S. Borrower to the effect that (x) the representations and warranties contained in Article V (Representations and Warranties) are correct (other than any such representations or warranties which, by their terms, refer to a prior date) and (y) no event has occurred and is continuing which constitutes a Default.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 65 (vii) Such other certificates, documents, agreements and information respecting any Borrower as any Lender through the Administrative Agent may reasonably request, including without limitation, at least five Business Days prior to the Effective Date, all documentation and other information relating to the Borrowers required by bank regulatory authorities under applicable “know-your-customer” and anti- money laundering rules and regulations, including the Patriot Act, as reasonably requested by any of the Administrative Agent and the Lenders at least 10 Business Days prior to the Effective Date. (b) Confirmation that the U.S. Borrower has paid all accrued fees and expenses of the Administrative Agent (including, without limitation, amounts then payable under the Fee Letter) and the Lenders hereunder (including the fees and expenses of counsel to the Administrative Agent to the extent then payable), together with all accrued but unpaid fees (including, without limitation, facility fees) and expenses under the Existing Credit Agreement. SECTION 4.02. Conditions Precedent to Each Revolving Loan Borrowing, Swing Loan Borrowing and Letter of Credit Issuance. The obligation of each Lender to make a Loan (other than a Swing Loan or a Letter of Credit Loan made by a Lender pursuant to Section 3.03 or 3.04(b)) on the occasion of each Borrowing (including the initial Borrowing), and the right of the Borrowers to request a Swing Loan Borrowing or the issuance of a Letter of Credit, shall be subject to the further conditions precedent that: (a) in the case of the first Borrowing by a Euro Borrower (other than FMC Finance B.V., FMC Chemicals Netherlands B.V., FMC Foret, S.A., FMC Luxembourg Holdings S.à r.l. (previously named “SHCO 91 S.à r.l.”), a private limited liability company (société à responsabilité limitée) having its registered office at 6, rue Eugène Ruppert, L-2453 Luxembourg, Grand-Duchy of Luxembourg, registered with the Luxembourg Trade and Companies Register under number B 189601, FMC Luxembourg S.à r.l. (previously named “SHCO 92 S.à r.l.”), a private limited liability company (société à responsabilité limitée) having its registered office at 6, rue Eugène Ruppert, L-2453 Luxembourg, Grand-Duchy of Luxembourg, registered with the Luxembourg Trade and Companies Register under number B 189617 and Surety International Ltd.), the U.S. Borrower shall have furnished to the Administrative Agent and the Lenders such Revolving Loan Notes, corporate documents, resolutions, certifications, legal opinions and other items relating to such Euro Borrower as the Administrative Agent or the Lenders may reasonably require, including without limitation, all documentation and other information relating to such Euro Borrower required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the Patriot Act, as reasonably requested by any of the Administrative Agent and the Lenders, and (b) on the date of such Borrowing or issuance of a Letter of Credit the following statements shall be true (and the acceptance by a Borrower of the proceeds of such Borrowing or of such Letter of Credit shall constitute a representation and warranty by such Borrower that on the date of such Borrowing or issuance such statements are true): (i) The representations and warranties contained in Article V (Representations and Warranties) (except the Excluded Representations) are correct in all material respects (except any representations and warranties that are qualified by materiality, which shall be true and correct in all respects) on and as of the date of such Borrowing or issuance, before and after giving effect to such Borrowing or issuance and to the application of the proceeds therefrom, as though made on and as of such date, other

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 66 than any such representations or warranties that, by their terms, refer to a date other than the date of such Borrowing or issuance, which are true and correct as of such earlier date; and (ii) No event has occurred and is continuing, or would result from such Borrowing or issuance or from the application of the proceeds therefrom, which constitutes a Default. ARTICLE V REPRESENTATIONS AND WARRANTIES The U.S. Borrower and the Guarantor, as applicable, each represents and warrants as follows: SECTION 5.01. Corporate Existence; Compliance with Law. Each of the U.S. Borrower and its Material Subsidiaries (a) is duly organized, validly existing and in good standing (where such concept is legally relevant) under the laws of the jurisdiction of its organization, (b) is duly qualified to do business as a foreign corporation and in good standing (where such concept is legally relevant) under the laws of each jurisdiction where such qualification is necessary, except where the failure to be so qualified or in good standing (where such concept is legally relevant) would not, in the aggregate, reasonably be expected to have a Material Adverse Effect, (c) has all requisite power and authority and the legal right to own, pledge, mortgage and operate its properties, to lease the property it operates under lease and to conduct its business as now or currently proposed to be conducted, (d) with respect to the U.S. Borrower and its Material Subsidiaries that are Domestic Subsidiaries, is in compliance with its Constituent Documents, (e) is in compliance with all applicable Requirements of Law except where the failure to be in compliance would not, in the aggregate, reasonably be expected to have a Material Adverse Effect and (f) has all necessary licenses, permits, consents or approvals from or by, has made all necessary filings with, and has given all necessary notices to, each Governmental Authority having jurisdiction, to the extent required for such ownership, operation and conduct, except for licenses, permits, consents, approvals or filings that can be obtained or made by the taking of ministerial action to secure the grant or transfer thereof or the failure to obtain or make would not, in the aggregate, reasonably be expected to have a Material Adverse Effect. SECTION 5.02. Corporate Power; Authorization; Enforceable Obligations. (a) The execution, delivery and performance by each Borrower of the Loan Documents to which it is a party and the consummation of the transactions contemplated thereby: (i) are within such Borrower’s corporate, limited liability company, partnership or other powers; (ii) have been or, at the time of delivery thereof pursuant to Article IV (Conditions of Lending) will have been, duly authorized by all necessary action, including the consent of shareholders, partners and members where required;

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 67 (iii) do not and will not (A) contravene such Borrower’s or any of its Subsidiaries’ respective Constituent Documents, (B) violate any other Requirement of Law applicable to such Borrower (including Regulations T, U and X of the Federal Reserve Board), or any order or decree of any Governmental Authority or arbitrator applicable to such Borrower, (C) conflict with or result in the breach of, or constitute a default under, or result in or permit the termination or acceleration of, any Contractual Obligation of such Borrower or any of its Subsidiaries, or (D) result in the creation or imposition of any Lien upon any property of such Borrower or any of its Material Subsidiaries; (iv) do not require the consent of, authorization by, approval of, notice to, or filing or registration with, any Governmental Authority or any other Person, other than those listed on Schedule 5.02 (Consents) and that have been or will be, prior to the Effective Date, obtained or made, copies of which have been or will be delivered to the Administrative Agent pursuant to Section 4.01(a)(iii)(y), and each of which on the Effective Date will be in full force and effect. (b) This Agreement has been, and each of the other Loan Documents will have been upon delivery thereof pursuant to the terms of this Agreement, duly executed and delivered by each Borrower and the Guarantor party thereto. This Agreement is, and the other Loan Documents will be, when delivered hereunder, the legal, valid and binding obligation of each Borrower and the Guarantor party thereto, enforceable against such Borrower and the Guarantor in accordance with its terms. SECTION 5.03. Financial Statements. The Consolidated balance sheet of the U.S. Borrower and its Subsidiaries as at December 31, 2016, and the related Consolidated statements of income, changes in stockholders’ equity and cash flows of the U.S. Borrower and its Subsidiaries for the fiscal year then ended, certified by the Borrowers’ Accountants, copies of which have been furnished to each Lender, fairly present the Consolidated financial condition of the U.S. Borrower and its Subsidiaries as at such dates and the Consolidated results of the operations of the U.S. Borrower and its Subsidiaries for the period ended on such date, all in conformity with GAAP. SECTION 5.04. Material Adverse Change. Since December 31, 2016, there has been no Material Adverse Change and there have been no events or developments that, in the aggregate, have had a Material Adverse Effect. SECTION 5.05. Litigation. Except as set forth on Schedule 5.05 (Litigation), there are no pending or, to the knowledge of the U.S. Borrower, threatened actions, investigations or proceedings affecting the U.S. Borrower or any of its Material Subsidiaries before any court, Governmental Authority or arbitrator other than those that, in the aggregate, could not reasonably be expected to have a Material Adverse Effect. The performance of any action by any Borrower required or contemplated by any Loan Document is not restrained or enjoined (either temporarily, preliminarily or permanently). SECTION 5.06. Taxes.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 68 (a) The U.S. Borrower and each of its Material Subsidiaries have filed, have caused to be filed or have been included in all tax returns (federal, state, local and foreign) required to be filed, all such tax returns are true and correct in all material respects and have paid (or have accrued any taxes shown that are not due with the filing of such returns) all taxes shown thereon to be due, together with applicable interest and penalties, except in any case where the failure to file any such return or pay any such tax is not in any respect material to the U.S. Borrower or the U.S. Borrower and its Subsidiaries taken as a whole. SECTION 5.07. Full Disclosure. The information prepared or furnished by or on behalf of the U.S. Borrower in connection with this Agreement or the consummation of the transactions contemplated hereunder taken as a whole, including the information contained in the Disclosure Documents, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein or herein in light of the time and circumstances under which they were made, not misleading. SECTION 5.08. Investment Company Act. Neither the U.S. Borrower nor any of its Material Subsidiaries is an “investment company” or an “affiliated Person” of, or “promoter” or “principal underwriter” for, an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended. SECTION 5.09. ERISA. (a) No ERISA Event with respect to the U.S. Borrower has occurred or is reasonably expected to occur with respect to any Plan that has resulted or would reasonably be expected to result in a Material Adverse Effect. (b) Neither the U.S. Borrower nor any of its ERISA Affiliates has been notified by the sponsor of a Multiemployer Plan that it has incurred any Withdrawal Liability, and neither the U.S. Borrower nor any of its ERISA Affiliates, to the best of the U.S. Borrower’s knowledge and belief, is reasonably expected to incur any Withdrawal Liability to any Multiemployer Plan, in each case other than any Withdrawal Liability that would not have a Material Adverse Effect. (c) Neither the U.S. Borrower nor any of its ERISA Affiliates has been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is insolvent or in endangered or critical status or has been terminated, within the meaning of Title IV of ERISA, except where such event would not reasonably be expected to have a Material Adverse Effect. SECTION 5.10. Environmental Matters. Except as disclosed in the U.S. Borrower’s SEC filings filed with respect to period ending on or prior to December 31, 2016: (a) The operations of the U.S. Borrower and each of its Material Subsidiaries have been and are in compliance with all Environmental Laws, including obtaining and complying with all required Permits required under or by Environmental Laws (collectively,

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 69 “Environmental Permits”), other than non-compliances that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. (b) None of the U.S. Borrower or any of its Material Subsidiaries or any real property currently or, to the knowledge of the U.S. Borrower, previously owned, operated or leased by or for the U.S. Borrower or any of its Material Subsidiaries is subject to any pending or, to the knowledge of the U.S. Borrower, threatened, claim, order, agreement, notice of potential liability or is the subject of any pending or threatened proceeding or governmental investigation under or pursuant to Environmental Laws other than those that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. (c) Except as disclosed on Schedule 5.10 (Environmental Matters), none of the real property owned or operated by the U.S. Borrower or any of its Material Subsidiaries that is a Domestic Subsidiary is a treatment, storage or disposal facility requiring a Permit under the Resource Conservation and Recovery Act, 42 U.S.C. § 6901 et seq. and the regulations thereunder. (d) There are no facts, circumstances or conditions arising out of or relating to the operations or ownership of the U.S. Borrower or of real property owned, operated or leased by the U.S. Borrower or any of its Material Subsidiaries that are not specifically included in the financial information furnished to the Lenders other than those that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. (e) As of the date hereof, no Environmental Lien has attached to any property of the U.S. Borrower or any of its Material Subsidiaries and, to the knowledge of the U.S. Borrower, no facts, circumstances or conditions exist that could reasonably be expected to result in any such Lien attaching to any such property. SECTION 5.11. Ownership of Properties; Liens. Each of the U.S. Borrower and its Material Subsidiaries has good title to, a valid leasehold interest in, or other valid legal rights to use, all of the real and personal property used in the ordinary course of its business, and none of such property is subject to any Lien (other than as permitted by Section 6.04(a)), except to the extent that the absence of such title, leasehold interest or legal right, in the aggregate, would reasonably be expected to have a Material Adverse Effect. SECTION 5.12. Sanctions. Each of the Borrowers and their Subsidiaries are in compliance with applicable Sanctions. None of the Borrowers, their Subsidiaries or any of their respective directors, officers, employees, agents, or affiliates is a Sanctioned Person. The Letters of Credit and the proceeds of any Loan will not be used and have not been used, directly or indirectly, (A) to fund any operations in or with, finance any investments or activities in or with, or make any payments to, a Sanctioned Person or a Sanctioned Country, except to the extent permissible for a Person required to comply with Sanctions or (B) in any other manner that would result in a violation by any Person of any Sanctions. SECTION 5.13. Anti-Corruption Laws; Anti-Money Laundering Laws.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 70 Each of the Borrowers has implemented and maintains in effect policies and procedures designed to ensure compliance by such Borrower, its Subsidiaries and their respective directors, officers, employees, brokers and agents with Anti-Corruption Laws and Anti-Money Laundering Laws and applicable Sanctions, and the Borrowers, their Subsidiaries and their respective officers and employees and to the knowledge of the Borrowers, their and their Subsidiaries’ respective directors, brokers and agents, are in compliance with Anti-Corruption Laws and Anti-Money Laundering Laws in all material respects. No part of any Letter of Credit, Borrowing, the use of proceeds therefrom or any other transaction contemplated by this Agreement will violate Anti-Corruption Laws or Anti-Money Laundering Laws. ARTICLE VI COVENANTS OF THE COMPANY SECTION 6.01. Financial Covenants. So long as any obligations under this Agreement or any Note shall remain unpaid, any Letter of Credit shall be outstanding or any Lender shall have any Commitment hereunder, the U.S. Borrower agrees with the Administrative Agent to each of the following, unless the Required Lenders shall otherwise consent in writing: (a) Maximum Leverage Ratio. Subject to the immediately succeeding sentence, the U.S. Borrower shall maintain on the last day of each Fiscal Quarter a Leverage Ratio of not more than the applicable level set forth below adjacent to such Fiscal Quarter: Fiscal Quarter Maximum Leverage Ratio March 31, 2017 4.00 to 1.00 June 30, 2017 3.75 to 1.00 September 30, 2017 and thereafter 3.50 to 1.00 If the Acquisition Closing Date occurs, the U.S. Borrower shall maintain, on the last day of each Fiscal Quarter ending on or following the Acquisition Closing Date, a Leverage Ratio of not more than the applicable level set forth below adjacent to such Fiscal Quarter: Fiscal Quarter Ending Maximum Leverage Ratio On or after the Acquisition Closing Date but before the last day of the first full fiscal quarter after the Acquisition Closing Date 4.75:1.00 On the last day of the first full fiscal quarter after the Acquisition Closing Date 4.75:1.00

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 71 Fiscal Quarter Ending Maximum Leverage Ratio On the last day of the second full fiscal quarter after the Acquisition Closing Date 4.75:1.00 On the last day of the third full fiscal quarter after the Acquisition Closing Date 4.50:1.00 On the last day of the fourth full fiscal quarter after the Acquisition Closing Date 4.50:1.00 On the last day of the fifth full fiscal quarter after the Acquisition Closing Date 4.50:1.00 On the last day of the sixth full fiscal quarter after the Acquisition Closing Date 4.25:1.00 On the last day of the seventh full fiscal quarter after the Acquisition Closing Date 4.25:1.00 On the last day of the eighth full fiscal quarter after the Acquisition Closing Date 4.00:1.00 On the last day of the ninth full fiscal quarter after the Acquisition Closing Date 4.00:1.00 On the last day of the tenth full fiscal quarter after the Acquisition Closing Date and thereafter 3.50:1.00 (b) Minimum Interest Coverage Ratio. The U.S. Borrower shall maintain an Interest Coverage Ratio, as determined as of the last day of each Fiscal Quarter, for the four Fiscal Quarters ending on such day, of at least a minimum ratio of 3.50 to 1.00. SECTION 6.02. Reporting Covenants. So long as any obligations under this Agreement or any Note shall remain unpaid, any Letter of Credit shall be outstanding or any Lender shall have any Commitment hereunder, the U.S. Borrower agrees with the Administrative Agent to each of the following, unless the Required Lenders shall otherwise consent in writing:

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 72 (a) Financial Statements. The U.S. Borrower shall furnish to the Administrative Agent (with sufficient copies for each of the Lenders or in electronic, readable and duplicable form) each of the following: (i) Quarterly Reports. Within 45 days after the end of each Fiscal Quarter of each Fiscal Year, other than the fourth Fiscal Quarter of such Fiscal Year, financial information regarding the U.S. Borrower and its Subsidiaries consisting of Consolidated unaudited balance sheets as of the close of such quarter and the related statements of income and cash flows for such quarter and that portion of the Fiscal Year ending as of the close of such quarter, setting forth in comparative form the figures for the corresponding period in the prior year, in each case certified by a Responsible Officer of the U.S. Borrower as fairly presenting the Consolidated financial position of the U.S. Borrower and its Subsidiaries as at the dates indicated and the results of their operations and cash flow for the periods indicated in accordance with GAAP (subject to the absence of footnote disclosure and normal year-end audit adjustments). (ii) Annual Reports. Within 90 days after the end of each Fiscal Year, financial information regarding the U.S. Borrower and its Subsidiaries consisting of Consolidated balance sheets of the U.S. Borrower and its Subsidiaries as of the end of such year and related statements of income, changes in stockholders’ equity and cash flows of the U.S. Borrower and its Subsidiaries for such Fiscal Year, all prepared in conformity with GAAP and certified without qualification as to the scope of the audit by the Borrowers’ Accountants, together with the report of such accounting firm stating that (A) such Financial Statements fairly present the Consolidated financial position of the U.S. Borrower and its Subsidiaries as at the dates indicated and the results of their operations and cash flow for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except for changes with which the Borrower’s Accountants shall concur and that shall have been disclosed in the notes to the Financial Statements) and (B) the examination by the Borrower’s Accountants in connection with such Consolidated Financial Statements has been made in accordance with generally accepted auditing standards. (iii) Compliance Certificate. Together with each delivery of any financial statement pursuant to clause (i) or (ii) above, a certificate of a Responsible Officer of the U.S. Borrower (each, a “Compliance Certificate”) (A) showing in reasonable detail the calculations used in determining the Leverage Ratio and demonstrating compliance with each of the financial covenants contained in Section 6.01 that is tested on a quarterly basis, and (B) stating that no Default or Event of Default has occurred and is continuing or, if a Default or an Event of Default has occurred and is continuing, stating the nature thereof and the action that the U.S. Borrower proposes to take with respect thereto. (b) Default Notices. (i) As soon as practicable, and in any event within five Business Days after a Responsible Officer of any Borrower has actual knowledge of the existence of any Default, Event of Default or other event having had a Material Adverse Effect or having any reasonable likelihood of causing or resulting in a Material Adverse Change, the U.S. Borrower shall give the Administrative Agent notice specifying the nature of such Default or Event of Default or other event, including the anticipated effect thereof,

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 73 which notice, if given by telephone, shall be promptly confirmed in writing on the next Business Day; and (ii) As soon as practicable, and in any event within five Business Days after a Responsible Officer of any of the U.S. Borrower or any of its Material Subsidiaries has actual knowledge of the existence of any default under any Indebtedness of the U.S. Borrower or any such Subsidiary which is outstanding in a principal amount of at least $50,000,000 in the aggregate (but excluding Indebtedness evidenced by the Notes), the U.S. Borrower shall give the Administrative Agent notice specifying the nature of such default, including the anticipated effect thereof, which notice, if given by telephone, shall be promptly confirmed in writing on the next Business Day. (c) Litigation. Promptly after the commencement thereof, the U.S. Borrower shall give the Administrative Agent written notice of the commencement of all actions, suits and proceedings before any domestic or foreign Governmental Authority or arbitrator, affecting the U.S. Borrower or any of its Material Subsidiaries that (i) seeks injunctive or similar relief that, if granted, would reasonably be expected to have a Material Adverse Effect or (ii) in the reasonable judgment of the U.S. Borrower or such Material Subsidiary, exposes the U.S. Borrower or such Material Subsidiary to liability that, if adversely determined, would reasonably be expected to have a Material Adverse Effect. (d) SEC Filings; Press Releases. Promptly after the sending or filing thereof, the U.S. Borrower shall send the Administrative Agent copies, electronic or otherwise, of (i) all reports that the U.S. Borrower sends to its security holders generally, (ii) all reports and registration statements that the U.S. Borrower or any of its Material Subsidiaries files with the SEC or any national or foreign securities exchange or the National Association of Securities Dealers, Inc., (iii) all financial and other material press releases and (iv) all other statements concerning material changes or developments in the business of any Borrower made available by any Borrower to the public or any other creditor. (e) ERISA Matters. The U.S. Borrower shall furnish the Administrative Agent (with sufficient copies for each of the Lenders or in electronic, readable and duplicable form) each of the following: (i) promptly and in any event within 30 days after the U.S. Borrower or any ERISA Affiliate knows or should reasonably know that any ERISA Event with respect to the U.S. Borrower has occurred, a statement of a principal financial officer of the U.S. Borrower describing such ERISA Event and the action, if any, which the U.S. Borrower or such ERISA Affiliate proposes to take with respect thereto; (ii) promptly and in any event within 10 Business Days after receipt thereof by the U.S. Borrower or any ERISA Affiliate, copies of each notice from the PBGC stating its intention to terminate any Plan or to have a trustee appointed to administer any Plan where such action would have a Material Adverse Effect; (iii) promptly and in any event within 20 Business Days after receipt thereof by the U.S. Borrower or any ERISA Affiliate from the sponsor of a Multiemployer Plan, a copy of each notice received by the U.S. Borrower or any ERISA Affiliate (1) that it has incurred a Withdrawal Liability to a Multiemployer Plan, (2) of being insolvent or in endangered or critical status or termination, within the meaning of

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 74 Title IV of ERISA, of any Multiemployer Plan or (3) the amount of liability incurred, or which may be incurred, by the U.S. Borrower or any ERISA Affiliate in connection with any event described in clause (1) or (2) above. (f) Other Information. The U.S. Borrower shall provide the Administrative Agent and each requesting Lender with such other information respecting the business, properties, condition, financial or otherwise, or operations of the U.S. Borrower or any of its Subsidiaries as the Administrative Agent or such Lender through the Administrative Agent may from time to time reasonably request. (g) Deemed Delivery. Information required to be delivered pursuant to Section 6.02(a) or (d) above shall be deemed to have been delivered if such information, or one or more annual or quarterly reports containing such information, shall have been posted by the Administrative Agent on DebtDomain or a similar site to which the Lenders have been granted access or such reports shall be available on the website of the SEC at http://www.sec.gov or on the U.S. Borrower’s website at http://www.fmc.com. SECTION 6.03. Affirmative Covenants. So long as any obligations under this Agreement or any Note shall remain unpaid, any Letter of Credit shall be outstanding or any Lender shall have any Commitment hereunder, the U.S. Borrower agrees with the Administrative Agent to each of the following, unless the Required Lenders shall otherwise consent in writing: (a) Preservation of Corporate Existence, Etc. The U.S. Borrower shall, and shall cause each of its Material Subsidiaries to, preserve and maintain its legal existence, rights (charter and statutory) and franchises, except as permitted by Section 6.04(b). (b) Compliance with Laws, Etc. The U.S. Borrower shall, and shall cause each of its Subsidiaries to, comply with all applicable Requirements of Law, Contractual Obligations and Permits, including ERISA and Environmental Laws, except where the failure so to comply would not, in the aggregate, reasonably be expected to have a Material Adverse Effect. (c) Conduct of Business. The U.S. Borrower shall, and shall cause each of its Subsidiaries to, (a) conduct its business in the ordinary course consistent with past practice and (b) use its reasonable efforts, in the ordinary course and consistent with past practice, to preserve its business and the goodwill and business of the customers, advertisers, suppliers and others having business relations with the U.S. Borrower or any of its Subsidiaries, except in each case where the failure to comply with the covenants in each of clauses (a) and (b) above would not, in the aggregate, reasonably be expected to have a Material Adverse Effect. (d) Payment of Taxes, Etc. The U.S. Borrower shall, and shall cause each of its Material Subsidiaries to, pay and discharge before the same shall become delinquent, all U.S. federal taxes and all other material and lawful governmental claims, taxes, assessments, charges and levies, except where contested in good faith, by proper proceedings and adequate reserves therefor have been established on the books of the U.S. Borrower or the appropriate Subsidiary in conformity with GAAP or locally applicable accounting principles. (e) Maintenance of Insurance. The U.S. Borrower shall maintain for itself, and cause to be maintained for each of its Material Subsidiaries, insurance with responsible and reputable insurance companies or associations in such amounts (subject to customary retentions and deductibles) and covering such risks as is usually carried by companies engaged in similar

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 75 businesses and owning similar properties in the same general areas in which the U.S. Borrower or such Subsidiary operates. (f) Access. The U.S. Borrower shall from time to time permit the Administrative Agent and the Lenders, or any agents or representatives thereof, within two Business Days after written notification of the same (except that during the continuance of an Event of Default, no such notice shall be required) to (i) examine and make copies of and abstracts from the records and books of account of the U.S. Borrower and each of its Material Subsidiaries, (ii) visit the properties of the U.S. Borrower and each of its Material Subsidiaries, (iii) discuss the affairs, finances and accounts of the U.S. Borrower and each of its Material Subsidiaries with any of their respective officers or directors and (iv) communicate directly with any of its certified public accountants (including the Borrowers’ Accountants). The U.S. Borrower shall authorize its certified public accountants (including the Borrowers’ Accountants) to disclose to the Administrative Agent or any Lender any and all financial statements and other information of any kind, as the Administrative Agent or any Lender reasonably requests from the U.S. Borrower and that such accountants may have with respect to the business, financial condition, results of operations or other affairs of the U.S. Borrower or any of its Material Subsidiaries; provided that any such disclosures shall be considered Confidential Information governed by Section 9.11 hereof. (g) Keeping of Books. The U.S. Borrower shall, and shall cause each of its Material Subsidiaries to, keep proper books of record and account, in which full and correct entries shall be made in conformity with GAAP of all financial transactions and the assets and business of the U.S. Borrower and each such Material Subsidiary. (h) Maintenance of Properties, Etc. The U.S. Borrower shall, and shall cause each of its Material Subsidiaries to, maintain and preserve (a) in good working order and condition all of its properties necessary in the conduct of its business, (b) all rights, permits, licenses, approvals and privileges (including all Permits) used or useful or necessary in the conduct of its business and (c) all registered patents, trademarks, trade names, copyrights and service marks with respect to its business, except where failure to so maintain and preserve the items set forth in clauses (a), (b) and (c) above would not, in the aggregate, reasonably be expected to have a Material Adverse Effect. (i) Application of Proceeds. The entire amount of the Letters of Credit or the proceeds of the Loans shall be used by the Borrowers for general corporate purposes. (j) Environmental. The U.S. Borrower shall, and shall cause all of its Material Subsidiaries to, comply in all material respects with Environmental Laws and, without limiting the foregoing, the U.S. Borrower shall, at its sole cost and expense, upon receipt of any notification or otherwise obtaining knowledge of any Release or other event that has any reasonable likelihood of the U.S. Borrower and its Material Subsidiaries incurring material Environmental Liabilities and Costs, (a) conduct or pay for consultants to conduct, such tests or assessments of environmental conditions at such operations or properties as the U.S. Borrower deems appropriate under the circumstances and (b) take such Remedial Action and undertake such investigation or other action as required by Environmental Laws or as any Governmental Authority requires or as is appropriate and consistent with good business practice to address the Release or event and otherwise ensure compliance with Environmental Laws.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 76 (k) Sanctions, etc. Each Borrower will maintain in effect and enforce policies and procedures designed to ensure compliance by such Borrower, its Subsidiaries and their respective directors, officers, employees, brokers and agents with Anti-Corruption Laws, Anti-Money Laundering Laws and applicable Sanctions. SECTION 6.04. Negative Covenants. So long as any obligations under this Agreement or any Note shall remain unpaid, any Letter of Credit shall be outstanding or any Lender shall have any Commitment hereunder, the U.S. Borrower agrees with the Administrative Agent to each of the following, unless the Required Lenders shall otherwise consent in writing: (a) Liens, Etc. The U.S. Borrower shall not, and shall not permit any of its Material Subsidiaries to, create or suffer to exist, any Lien upon or with respect to any of their respective properties or assets, whether now owned or hereafter acquired, or assign, or permit any of its Subsidiaries to assign, any right to receive income, except for the following: (i) Liens existing on the date of this Agreement and disclosed on Schedule 6.04(a) (Existing Liens); (ii) Customary Permitted Liens of the U.S. Borrower and the U.S. Borrower’s Material Subsidiaries; (iii) purchase money Liens granted by the U.S. Borrower or any Material Subsidiary of the U.S. Borrower (including Liens arising pursuant to Capital Leases and purchase money mortgages or security interests securing Indebtedness representing or financing the purchase price of equipment (or improvements to existing equipment) acquired by the U.S. Borrower or any Material Subsidiary of the U.S. Borrower) and limited in each case to the property purchased with the proceeds of such purchase money Indebtedness or subject to such Capital Lease; (iv) any Lien securing the renewal, extension, refinancing or refunding of any Indebtedness secured by any Lien permitted by clause (i) or (iii) above or this clause (iv) without any change in the assets subject to such Lien; (v) Liens in favor of lessors securing operating leases permitted hereunder; (vi) Liens on any tangible or intangible asset or property of a Foreign Subsidiary securing the Foreign Credit Lines of such Foreign Subsidiary or a refinancing thereof; (vii) Liens created in connection with a Receivables Transaction; provided, however, that the aggregate outstanding amount of all Indebtedness secured by such Liens created pursuant to this clause (vii) does not exceed $500,000,000; (viii) any Liens on the Acquired Business existing as of the Acquisition Closing Date (and any Liens on the proceeds or products of the foregoing); provided that such Liens were not incurred in contemplation of the Transactions; and (ix) Liens that are not otherwise permitted by the foregoing clauses of this Section 6.04(a) securing obligations or other liabilities of any Subsidiary;

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 77 provided, however, that the aggregate outstanding amount of all such obligations and liabilities shall not exceed $100,000,000 at any time. (b) Restriction on Fundamental Changes. The U.S. Borrower shall not, and shall not permit any of its Material Subsidiaries to: (i) merge or consolidate with, or (ii) convey, transfer, lease or otherwise dispose of (whether in one transaction or a series of transactions) all or substantially all of the property (whether now owned or hereafter acquired) of the U.S. Borrower and its Subsidiaries, taken as a whole, to, or (iii) convey, transfer, lease or otherwise dispose of (whether in one transaction or a series of transactions, and whether by or pursuant to merger, consolidation or any other arrangement), any property (whether now owned or hereafter acquired) essential to the conduct of the business of the U.S. Borrower and its Subsidiaries, taken as a whole, to, any Person; provided, however, that so long as no Default shall have occurred and then be continuing or would result therefrom, any Person may merge or consolidate with (A) any Borrower, so long as such Borrower is the surviving entity and (B) any Material Subsidiary; provided, further, that in the case of clauses (A) and (B), such merger or consolidation is not otherwise prohibited by this Agreement. Subject to the foregoing, and except to the extent otherwise prohibited by this Agreement, the U.S. Borrower may, directly or indirectly, sell all or a portion of the capital stock or other equity interests of any Subsidiary (including by way of a merger or consolidation) for fair market value, as determined in good faith by the U.S. Borrower’s board of directors; provided, however, that if such Subsidiary is also a Euro Borrower or Swing Loan Borrower, such Subsidiary ceases to be a Euro Borrower or Swing Loan Borrower, as applicable, immediately prior to such sale and all Obligations of such Subsidiary in its capacity as a Euro Borrower or Swing Loan Borrower, as applicable are paid in full prior to the date of such sale. Notwithstanding the foregoing, nothing in this Section 6.04(b) shall prohibit the U.S. Borrower and its Subsidiaries from consummating the Transactions. (c) Change in Nature of Business. The U.S. Borrower shall not, and shall not permit any of its Subsidiaries to, make any material change in the nature or conduct of FMC’s Business, whether in connection with a transaction permitted by Section 6.04(b) or otherwise; provided, however, that nothing in this Section 6.04(c) shall prohibit the U.S. Borrower and its Subsidiaries from consummating the Transactions. (d) Modification of Constituent Documents. The U.S. Borrower shall not, nor shall it permit any of its Subsidiaries to, amend its Constituent Documents, except for changes and amendments that would not reasonably be expected to have a Material Adverse Effect. (e) Accounting Changes; Fiscal Year. The U.S. Borrower shall not change its (a) accounting treatment and reporting practices or tax reporting treatment, except as required or permitted by GAAP, or (b) Fiscal Year.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 78 (f) Margin Regulations. The U.S. Borrower shall not, and shall not permit any of its Material Subsidiaries to, use all or any portion of the proceeds of any credit extended hereunder to purchase or carry margin stock (within the meaning of Regulation U of the Federal Reserve Board) in contravention of Regulation U of the Federal Reserve Board. (g) No Speculative Transactions. The U.S. Borrower shall not, and shall not permit any of its Subsidiaries to, enter into any Hedging Contract solely for speculative purposes or other than for the purpose of hedging risks associated with the businesses of the U.S. Borrower and its Material Subsidiaries, as done in the ordinary course of such businesses. (h) Compliance with ERISA. The U.S. Borrower shall not cause or permit to occur, and shall not permit any of its ERISA Affiliates to cause or permit to occur, (a) an event that could result in the imposition of a Lien under Section 412 of the Code or Section 302 or 4068 of ERISA or (b) ERISA Events that would have a Material Adverse Effect in the aggregate. (i) Sanctions, etc. No Borrower will request any Borrowing or Letter of Credit, and no Borrower shall use (and such Borrower shall procure that its Subsidiaries and its or their respective directors, officers, employees, brokers and agents shall not use) the proceeds of any Borrowing or Letter of Credit (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws or Anti-Money Laundering Laws, (B) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, except to the extent permissible for a Person required to comply with Sanctions, or (C) in any other manner that would result in the violation by any Person of any Sanctions. ARTICLE VII EVENTS OF DEFAULT SECTION 7.01. Events of Default. If any of the following events (“Events of Default”) shall occur and be continuing: (a) (i) Any Borrower shall fail to pay any principal of any Loan or Reimbursement Obligation when the same becomes due and payable; or (ii) any Borrower shall fail to pay any interest on any Loan or Reimbursement Obligation, or any other payment under any Loan Document, for a period of three Business Days after the same becomes due and payable; or (b) Any representation or warranty made or deemed made by any Borrower herein or by any Borrower (or any of its officers) under or in connection with any Loan Document shall prove to have been incorrect in any material respect when made or deemed made; or (c) The U.S. Borrower shall fail to perform or observe (i) any term, covenant or agreement contained in Section 6.01, Section 6.02(a) or (b), Section 6.03(a) or (i) or Section 6.04, or (ii) any other term, covenant or agreement contained in this Agreement on its part to be performed or observed if the failure to perform or observe such other term, covenant or

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 79 agreement shall remain unremedied for 30 days after written notice thereof shall have been given to the U.S. Borrower by the Administrative Agent or the Required Lenders; or (d) (i) The U.S. Borrower or any of its Material Subsidiaries shall fail to pay any principal of or premium or interest on any Indebtedness which is outstanding in a principal amount of at least $50,000,000 in the aggregate (but excluding Indebtedness evidenced by the Notes) of the U.S. Borrower or such Subsidiary (as the case may be), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness, (ii) any such Indebtedness shall become or be declared to be due and payable, or be required to be prepaid or repurchased (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof and the U.S. Borrower or such Subsidiary shall have failed to make such payment or effect such repurchase, and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness, or (iii) any other event shall occur or condition shall exist under any agreement or instrument relating to any such Indebtedness, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness, provided that any required notice of such event or condition shall have been given or any applicable grace period shall have expired; provided, however, that if there is acceleration of any Indebtedness which is included under this clause (d) solely because of a Guarantee by the U.S. Borrower or one of its Material Subsidiaries, an Event of Default will not exist under this clause (d) so long as the U.S. Borrower or such Material Subsidiary, as the case may be, fully performs its obligations in a timely manner under such Guarantee upon demand therefor by the beneficiary thereof; or (e) The U.S. Borrower or any of its Material Subsidiaries shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the U.S. Borrower or any of its Material Subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of 60 days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or the U.S. Borrower or any of its Material Subsidiaries shall take any corporate action to authorize any of the actions set forth above in this subsection (e); or (f) One or more judgments or orders for the payment of money in excess of $50,000,000 in the aggregate and not covered by insurance shall be rendered against the U.S. Borrower or any of its Material Subsidiaries and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 80 (g) Any ERISA Event with respect to the U.S. Borrower shall have occurred and the amount of all liabilities and deficiencies resulting therefrom, whether or not assessed, would reasonably be expected to have a Material Adverse Effect; or (h) The U.S. Borrower or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that it has incurred Withdrawal Liability to such Multiemployer Plan which would reasonably be expected to have a Material Adverse Effect; (i) The U.S. Borrower or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is insolvent or in endangered or critical status or is being terminated, within the meaning of Title IV of ERISA, and such reorganization or termination would reasonably be expected to have a Material Adverse Effect; (j) The Guaranty set forth in Article X hereof shall cease to be valid and binding on, or enforceable against, the U.S. Borrower or the U.S. Borrower shall so state in writing; or (k) there shall occur any Change of Control; then, and in any such event, the Administrative Agent (i) shall at the request, or may with the express consent, of the Required Lenders, by notice to the U.S. Borrower, declare the obligation of each Lender to make Loans and of the Issuing Banks to issue Letters of Credit to be terminated, whereupon the same shall forthwith terminate, and (ii) shall at the request, or may with the express consent, of the Required Lenders, by notice to the U.S. Borrower, declare the Loans and other Obligations to be forthwith due and payable, whereupon the Loans and other Obligations shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by each Borrower; provided, however, that upon the occurrence of any Event of Default specified in Section 7.01(e), (A) the obligation of each Lender to make Loans and of each Issuing Bank to issue Letters of Credit shall automatically be terminated and (B) the Loans and other Obligations shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by each Borrower. SECTION 7.02. Actions in Respect of the Letters of Credit Upon Event of Default; L/C Cash Collateral Account; Investing of Amounts in the L/C Cash Collateral Account; Release. (a) Upon (i) the occurrence and during the continuance of any Event of Default and (ii) the making of the request or the granting of the consent specified by Section 7.01 to authorize the Administrative Agent to declare the Loans due and payable pursuant to the provisions of Section 7.01, the Administrative Agent may, and at the request of the Required Lenders shall, irrespective of whether it is taking any of the actions described in Section 7.01 or otherwise, make demand upon the U.S. Borrower to, and forthwith upon such demand the U.S. Borrower will, pay to the Administrative Agent on behalf of the Lenders in same day funds at the Administrative Agent’s office designated in such demand, for deposit in the L/C Cash Collateral Account, an amount equal to the aggregate Available Amount of all Letters of Credit then outstanding in the Currency of such Letters of Credit; provided, however, that upon the occurrence of any Event of Default specified in Section 7.01(e), such payments by the U.S. Borrower pursuant to this Section 7.02(a) shall automatically be required to be made. If at any time the Administrative Agent determines that any funds held in the L/C Cash Collateral Account

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 81 are subject to any equal or prior right or claim of any Person other than any Agent and the Lenders pursuant to this Agreement or that the total amount of such funds is less than the aggregate Available Amount of all Letters of Credit, the U.S. Borrower will, forthwith upon demand by the Administrative Agent, pay to the Administrative Agent, as additional funds to be deposited and held in the L/C Cash Collateral Account, an amount equal to the excess of (1) such aggregate Available Amount over (2) the total amount of funds, if any, then held in the L/C Cash Collateral Account that the Administrative Agent determines to be free and clear of any such equal or prior right and claim. (b) The U.S. Borrower hereby authorizes the Administrative Agent to open at any time upon the occurrence and during the continuance of an Event of Default a non-interest bearing account with the Administrative Agent at its address designated in Section 9.02 in the name of the U.S. Borrower but in connection with which the Administrative Agent shall be the sole entitlement holder or customer (the “L/C Cash Collateral Account”), and hereby pledges and assigns and grants to the Administrative Agent on behalf of the Lenders a security interest in the following collateral (the “L/C Cash Collateral Account Collateral”): (i) the L/C Cash Collateral Account, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing the investment of funds held therein, (ii) all L/C Cash Collateral Account Investments from time to time, and all certificates and instruments, if any, from time to time representing or evidencing the L/C Cash Collateral Account Investments, (iii) all notes, certificates of deposit, deposit accounts, checks and other instruments from time to time delivered to or otherwise possessed by the Administrative Agent for or on behalf of the U.S. Borrower in substitution for or in addition to any or all of the then existing L/C Cash Collateral Account Collateral, (iv) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing L/C Cash Collateral Account Collateral, and (v) all proceeds of any and all of the foregoing L/C Cash Collateral Account Collateral. (c) If requested by the U.S. Borrower, the Administrative Agent will, subject to the provisions of clause (e) below, from time to time (i) invest amounts on deposit in the L/C Cash Collateral Account in such notes, certificates of deposit and other debt instruments as the U.S. Borrower may select and the Administrative Agent may approve and (ii) invest interest paid on the notes, certificates of deposit and other instruments referred to in clause (i) above, and reinvest other proceeds of any such notes, certificates of deposit and other instruments which may mature or be sold, in each case in such notes, certificates of deposit and other debt instruments as the U.S. Borrower may select and the Administrative Agent may approve (the notes, certificates of deposit and other instruments referred to in clauses (i) and (ii) above being collectively “L/C Cash Collateral Account Investments”). Interest and proceeds that are not invested or reinvested in L/C Cash Collateral Account Investments as provided above shall be deposited and held in the L/C Cash Collateral Account.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 82 (d) Upon such time as (i) the aggregate Available Amount of all Letters of Credit is reduced to zero and such Letters of Credit are expired or terminated by their terms and all amounts payable in respect thereof, including but not limited to principal, interest, commissions, fees and expenses, have been paid in full in cash, and (ii) no Event of Default has occurred and is continuing under this Agreement, the Administrative Agent will pay and release to the U.S. Borrower or at its order (a) accrued interest due and payable on the L/C Cash Collateral Account Investments and in the L/C Cash Collateral Account, and (b) the balance remaining in the L/C Cash Collateral Account after the application, if any, by the Administrative Agent of funds in the L/C Cash Collateral Account to the payment of amounts described in clause (i) of this subsection (d). (e) (i) The Administrative Agent may, without notice to the U.S. Borrower or any other Person except as required by law and at any time or from time to time, charge, set-off and otherwise apply all or any part of the L/C Cash Collateral Account against the obligations of the Borrowers in respect of Letters of Credit (collectively, the “L/C Cash Collateral Account Obligations”) or any part thereof. The Administrative Agent agrees to notify the U.S. Borrower promptly after any such set-off and application, provided that the failure of the Administrative Agent to give such notice shall not affect the validity of such set-off and application. (ii) The Administrative Agent may also exercise in respect of the L/C Cash Collateral Account Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code in effect in the State of New York at that time (the “UCC”) (whether or not the UCC applies to the affected L/C Cash Collateral Account Collateral), and may also, without notice except as specified below, sell the L/C Cash Collateral Account Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. Each Borrower agrees that, to the extent notice of sale shall be required by law, at least ten days’ notice to the U.S. Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of L/C Cash Collateral Account Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. (iii) Any cash held by the Administrative Agent as L/C Cash Collateral Account Collateral and all cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon all or any part of the L/C Cash Collateral Account Collateral may, in the discretion of the Administrative Agent, be held by the Administrative Agent as collateral for, and/or then or at any time thereafter be applied in whole or in part by the Administrative Agent against, all or any part of the L/C Cash Collateral Account Obligations in such order as the Administrative Agent shall elect. Any surplus of such cash or cash proceeds held by the Administrative Agent and remaining after payment in full of all the L/C Cash Collateral Account Obligations shall be paid over to the U.S. Borrower or to whomsoever may be lawfully entitled to receive such surplus.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 83 (f) Upon the permanent reduction from time to time of the aggregate Available Amount of all Letters of Credit in accordance with the terms thereof, the Administrative Agent shall release to the U.S. Borrower amounts from the L/C Cash Collateral Account in an amount equal to each such permanent reduction; provided that the Administrative Agent shall not be obligated to reduce the funds or other L/C Cash Collateral Account Collateral then held in the L/C Cash Collateral Account below that level that the Administrative Agent reasonably determines is required to be maintained after taking into consideration any rights or claims of any Persons other than the Administrative Agent and the Lenders. (g) In furtherance of the grant of the pledge and security interest pursuant to this Section 7.02, the U.S. Borrower hereby agrees with each Lender and the Administrative Agent that the U.S. Borrower shall give, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement or other papers that may be necessary or desirable (in the reasonable judgment of the Administrative Agent) to create, preserve, perfect or validate the security interest granted pursuant hereto or to enable the Administrative Agent to exercise and enforce its rights hereunder with respect to such pledge and security interests. ARTICLE VIII THE ADMINISTRATIVE AGENT SECTION 8.01. Authorization and Action. Each Lender hereby appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent by the terms hereof, together with such powers as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement (including, without limitation, enforcement or collection of the Notes), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), and such instructions shall be binding upon all Lenders and all holders of Notes; provided that the Administrative Agent shall not be required to take any action which exposes the Administrative Agent to personal liability or which is contrary to this Agreement or applicable law. The Administrative Agent agrees to give to each Lender prompt notice of each notice given to it by any Borrower pursuant to the terms of this Agreement. SECTION 8.02. Reliance, Etc. (a) None of the Agents nor any of their respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with the Loan Documents, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the Administrative Agent: (i) may treat the payee of any Note as the holder thereof until the Administrative Agent receives and accepts an Assignment and Acceptance entered into by the Lender which is the payee of such Note, as assignor, and an Eligible Assignee, as assignee, as provided in Section 9.07; (ii) may consult with legal counsel (including counsel for any Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (iii) makes no warranty or representation to any Lender and shall not be responsible to any Lender for

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 84 any statements, warranties or representations (whether written or oral) made in or in connection with this Agreement; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement on the part of any Borrower or to inspect the property (including the books and records) of any Borrower; (v) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; and (vi) shall incur no liability under or in respect of this Agreement by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopier, telegram, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties. (b) The Arrangers, as such, the Co-Documentation Agents, as such, and the Syndication Agent, as such, each referred to on the cover page hereto, shall have no duties or obligations whatsoever to the Lenders under or with respect to this Agreement, the Notes or any other document or any matter related thereto. SECTION 8.03. The Agents and their Affiliates as Lenders. With respect to its respective Commitment as a Lender, the Loans made by it as a Lender, the Letters of Credit issued by it as an Issuing Bank and the Notes issued to it as a Lender, each of the Agents party to this Agreement as Lender and/or Issuing Bank shall have the same rights and powers under this Agreement as any other Lender in its capacity as a Lender and/or any other Issuing Bank in its capacity as Issuing Bank and may exercise the same as though it were not an Agent; and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated, include each Agent in its individual capacity as a Lender and/or an Issuing Bank. Each Agent, in its individual capacity as a Lender and/or an Issuing Bank, and its affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, any Borrower, any of its Subsidiaries and any Person who may do business with or own securities of any Borrower or any such Subsidiary, all as if the such Agent were not an Agent under this Agreement and without any duty to account therefor to the Lenders. SECTION 8.04. Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon any Agent or any other Lender and based on the financial statements referred to in Section 5.03 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon any Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement. SECTION 8.05. Indemnification. The Lenders severally agree to indemnify the Administrative Agent, each Issuing Bank and the Swing Loan Lender (in each case to the extent the U.S. Borrower fails to pay the same pursuant to Section 9.04(b) or otherwise), ratably according to their respective pro rata share, from and against any and all claims, damages, losses, liabilities and expenses of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against such Person in any way relating to or arising out of this Agreement or any action taken or omitted by such Person under this Agreement in its respective capacity as an agent hereunder, provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of the Administrative Agent, such Issuing Bank or the Swing Loan Lender, as applicable. Without limitation of the foregoing, each Lender agrees to

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 85 reimburse the Administrative Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including counsel fees but excluding normal administrative expenses expressly excluded under Section 9.04(a)) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, to the extent that the Administrative Agent is not reimbursed for such expenses by the U.S. Borrower as required under Section 9.04(a). SECTION 8.06. Successor Administrative Agent. The Administrative Agent may resign at any time by giving written notice thereof to the Lenders and the U.S. Borrower and may be removed at any time with or without cause by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Administrative Agent with the consent of the U.S. Borrower, which consent shall not be unreasonably withheld. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent’s giving of notice of resignation or the Required Lenders’ removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Lenders appoint a successor Administrative Agent, which shall be an Eligible Assignee and a commercial bank organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $50,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent’s resignation or removal hereunder as Administrative Agent, the provisions of this Article VIII (The Administrative Agent) shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement. SECTION 8.07. No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the Arrangers, the Co-Documentation Agents or the Syndication Agent listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as a Lender hereunder. ARTICLE IX MISCELLANEOUS SECTION 9.01. Amendments, Etc. No amendment or waiver of any provision of this Agreement or the Notes, nor consent to any departure by any Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by all the Lenders, do any of the following: (a) waive any of the conditions specified in Section 4.01 or 4.02, (b) reduce any fees or other amounts payable hereunder, (c) postpone any date fixed for any payment of any fees or other amounts payable hereunder, (d) change the percentage of the Commitments or of the aggregate unpaid principal

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 86 amount of the Loans, or the number of Lenders, which shall be required for the Lenders or any of them to take any action hereunder, (e) release the Guaranty set forth in Article X (Guaranty) or (f) amend this Section 9.01 or any other Section of this Agreement, the effect of which amendment is to alter the pro rata sharing of payments or pro rata funding required thereby; and provided further that (1) no amendment, waiver or consent shall affect the rights or duties of the Administrative Agent, and any Issuing Bank or the Swing Loan Lender, as the case may be, under this Agreement or any Note, unless such amendment, waiver or consent is in writing and signed by the Administrative Agent, such Issuing Bank or the Swing Loan Lender, as the case may be, in addition to the Lenders required above to take such action, (2) subject to the provisions of Sections 2.06 and 2.15, no amendment, waiver or consent shall reduce the principal of, or interest on, the Revolving Loans or Notes or postpone any date fixed for any payment of principal of, or interest on, the Revolving Loans or Notes, unless in each case signed by all of the Lenders, (3) no amendment, waiver or consent shall reduce the principal of, or interest on, the Swing Loans or postpone any date fixed for any payment of principal of, or interest on, the Swing Loans, unless in each case signed by all of the affected Swing Loan Lenders, (4) no amendment, waiver or consent shall reduce the principal of, or interest on, the Letter of Credit Loans or postpone any date fixed for any payment of principal of, or interest on, the Letter of Credit Loans, unless in each case signed by each affected Lender, (5) subject to the provisions of Sections 2.06 and 2.15, no amendment, waiver or consent shall extend the Termination Date of the Commitment or increase the Commitment of any Lender or subject any Lender to any additional obligations, unless signed by such Lender and (6) no amendment, waiver or consent shall be made to Section 2.04, unless signed by each Lender affected by such amendment, waiver or consent. Anything herein to the contrary notwithstanding, during such period as a Lender is a Defaulting Lender, to the fullest extent permitted by applicable law, such Defaulting Lender will not be entitled to vote in respect of amendments and waivers hereunder and the Commitment and the outstanding Loans or other extensions of credit of such Lender hereunder will not be taken into account in determining whether the Required Lenders or all of the Lenders, as required, have approved any such amendment or waiver (and the definition of “Required Lenders” will automatically be deemed modified accordingly for the duration of such period); provided, that any such amendment or waiver that would increase or extend the term of the Commitment of such Defaulting Lender, extend the date fixed for the payment of principal or interest owing to such Defaulting Lender hereunder, reduce the principal amount of any obligation owing to such Defaulting Lender, reduce the amount of or the rate or amount of interest on any amount owing to such Defaulting Lender or of any fee payable to such Defaulting Lender hereunder, or alter the terms of this proviso, will require the consent of such Defaulting Lender. SECTION 9.02. Notices, Etc. (a) All notices and other communications provided for hereunder shall be in writing (including telecopy communication) and mailed, telegraphed, telecopied, telexed, cabled or delivered as follows: (i) if to the U.S. Borrower: FMC Corporation FMC Tower at Cira Centre South 2929 Walnut Street

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 87 Philadelphia, PA 19104, Attention: Andrew D. Sandifer, Vice President and Treasurer Fax Number: (215) 299-6557 E-Mail Address: fmc_treasurer@fmc.com with a copy to: Morgan, Lewis & Bockius LLP 1701 Market Street Philadelphia, Pennsylvania 19103 Attention: Michael J. Pedrick and Andrew T. Budreika Fax Number: (215) 963-5001 E-Mail Address: michael.pedrick@morganlewis.com E-Mail Address: andrew.budreika@morganlewis.com (ii) if to the Administrative Agent: Citibank, N.A. 1615 Brett Road, OPS 3 New Castle, DE 19720 Attention: Bank Loan Syndications Department Fax Number: (646) 274-5080 E-Mail Address: GLAgentOfficeOps@citi.com E-Mail Address: oploanswebadmin@citi.com (for materials required to be delivered pursuant to Section 6.02(a)) with a copy to: 388 Greenwich Street New York, NY 10013 Attention: David Jaffe Telephone: (212) 816-4880 Facsimile: (646) 291-1029 Email: david.jaffe@citi.com (iii) if to a Lender, to it at its address (or email or telecopy number) set forth in the applicable administrative questionnaire or in the applicable Acceptance. Any party may subsequently change its notice address by a written notice to the other parties as herein provided. All such notices and communications shall, (a) when mailed, be effective three Business Days after the same is deposited in the mails, (b) when mailed for next day delivery by a reputable freight company or reputable overnight courier service, be effective one Business Day thereafter, and (c) when sent by telegraph, telecopy, telex or cable, be effective when the same is telegraphed, telecopied and receipt thereof is confirmed by telephone or return telecopy, confirmed by telex answerback or delivered to the cable company, respectively, except that notices and communications to the Administrative Agent pursuant to Article II

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 88 (Amounts and Terms of Loans), III (Making the Loans and Issuing the Letters of Credit) or VIII (The Administrative Agent) shall not be effective until received by the Administrative Agent. (b) Electronic Communications. (i) Delivery of Communications by the U.S. Borrower. The U.S. Borrower (on behalf of itself and on behalf of each Borrower) agrees that, unless otherwise requested by the Administrative Agent, it will provide to the Administrative Agent all information, documents and other materials that it is obligated to furnish to the Administrative Agent pursuant to this Agreement and the other Loan Documents, including, without limitation, all notices, requests, financial statements, financial and other reports, certificates and other information materials, but excluding any such communication that (A) relates to a request for a new, or a Conversion of an existing, Borrowing (including any election of an interest rate or Interest Period relating thereto), (B) relates to the payment of any principal or other amount due under this Agreement prior to the scheduled date therefor, (C) provides notice of any Default or Event of Default under this Agreement, (D) is required to be delivered to satisfy any condition precedent in Article IV (Conditions of Lending) relating to the effectiveness of this Agreement and/or any Borrowing or (E) initiates or responds to legal process (all such non-excluded information being referred to herein collectively as the “Communications”), by transmitting the Communications in an electronic/soft medium (provided such Communications contain any required signatures) in a format acceptable to the Administrative Agent to the email address specified in Section 9.02(a) above or such other e-mail address designated by the Administrative Agent from time to time. (ii) Use of Web Platforms. Each party hereto agrees that the Administrative Agent may make the Communications available to the Lenders by posting the Communications on DebtDomain, IntraLinks, SyndTrak or another similar website, if any, to which each Lender and the Administrative Agent have access (the “Platform”). Nothing in this Section 9.02 shall prejudice the right of the Administrative Agent to make the Communications available to the Lenders in any other manner specified in this Agreement. (iii) E-mail Notification to Lenders. Each Lender agrees that e-mail notice to it (at the address provided pursuant to the next sentence and deemed delivered as provided in the next paragraph) specifying that Communications have been posted to the Platform shall constitute effective delivery of such Communications to such Lender for purposes of this Agreement. Each Lender agrees (i) to notify the Administrative Agent in writing (including by electronic communication) from time to time to ensure that the Administrative Agent has on record an effective e-mail address for such Lender to which the foregoing notice may be sent by electronic transmission, and (ii) that the foregoing notice may be sent to such e-mail address. (iv) Presumption as to Delivery of E-Mail. Each party agrees that any electronic communication referred to in this Section 9.02 shall be deemed delivered upon the posting of a record of such communication as “received” in the e-mail system of the recipient; provided that if such communication is not so received during normal business hours, such communication shall be deemed delivered at the opening of business on the next Business Day.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 89 (v) Waiver of Responsibility. Each party acknowledges that (A) the distribution of material through an electronic medium is not necessarily secure and that there are confidentiality and other risks associated with such distribution, (B) the Communications and the Platform are provided “as is” and “as available,” (C) none of the Administrative Agent, its affiliates nor any of their respective officers, directors, employees, agents, advisors or representatives (collectively, the “Citigroup Parties”) warrants the adequacy, accuracy or completeness of the Communications or the Platform, and each Citigroup Party expressly disclaims liability for errors or omissions in any Communications or the Platform, and (D) no warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third party rights or freedom from viruses or other code defects, is made by any Citigroup Party in connection with any Communications or the Platform. (vi) Limitation on use of Platform. Notwithstanding the foregoing, if the U.S. Borrower has any reason to believe that either the confidentiality of the Platform, the confidentiality of electronic transmissions to the Administrative Agent, or the integrity of Communications posted on the Platform has, may have or may in the future be compromised, then the U.S. Borrower may upon notice to the Administrative Agent delivered in any manner permitted under this Agreement, either (1) suspend its obligation hereunder to transmit Communications to the Administrative Agent by electronic/soft medium, (2) instruct the Administrative Agent not to transmit to the Platform any as yet un-posted Communications, and/or (3) instruct the Administrative Agent to take commercially reasonable steps to remove any currently posted Communications from the Platform. In the event that the use of the Platform should be suspended due to any of the circumstances described in this paragraph, the U.S. Borrower agrees to deliver the Communications to each Lender via e-mail. The Lenders agree that the delivery of the Communications via e-mail shall be deemed effective upon the posting of a record of such electronic transmission as “sent” in the e-mail system of the U.S. Borrower. The Administrative Agent agrees to immediately inform the U.S. Borrower of any security issue or Communications integrity issue that comes to its attention and relates to the Platform or the Administrative Agent’s receipt of electronic Communications. SECTION 9.03. No Waiver; Remedies. No failure on the part of any Lender the Administrative Agent to exercise, and no delay in exercising, any right hereunder or under any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. SECTION 9.04. Costs and Expenses. (a) The U.S. Borrower agrees to pay, whether or not any of the transactions contemplated hereby are consummated, on demand (x) all reasonable costs and expenses in connection with the preparation (excluding normal travel and related expenses incurred by the personnel of the Administrative Agent), execution, delivery, administration (excluding those which are customarily borne by the Administrative Agent), modification and amendment of this Agreement, the Notes and the other documents to be delivered hereunder, and (y) the reasonable fees and expenses of counsel to the Administrative Agent and with respect to advising the Administrative Agent as to its rights and responsibilities under this Agreement. The U.S.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 90 Borrower further agrees to pay on demand all reasonable expenses of the Lenders (including, without limitation, reasonable counsel (including, without duplication, internal counsel) fees and expenses) in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement, the Notes and the other documents to be delivered hereunder, including, without limitation, reasonable counsel fees and expenses in connection with the enforcement of rights under this Section 9.04(a). (b) Each Borrower agrees to indemnify and hold harmless the Administrative Agent, each Lender and each of their Affiliates and their officers, directors, employees, agents and advisors (each, an “Indemnified Party”) from and against any and all claims, damages, penalties, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party in its agent or lending capacity under, or otherwise in connection with, the Loan Documents, in each case arising out of or in connection with or by reason of, or in connection with the preparation for a defense of, any investigation, litigation or proceeding arising out of, related to or in connection with the Loan Documents, the proposed or actual use of the proceeds therefrom or any of the other transactions contemplated thereby, whether or not such investigation, litigation or proceeding is brought by a Borrower, its shareholders or creditors or an Indemnified Party or any other person or an Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated, except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Indemnified Party or any of its Related Parties. Each Borrower also agrees not to assert any claim against the Administrative Agent, any Lender, any of their Affiliates, or any of their respective directors, officers, employees, attorneys and agents, on any theory of liability, for consequential, indirect, special or punitive damages arising out of or otherwise relating to any of the Loan Documents or any of the transactions contemplated hereby or thereby or the actual or proposed use of the proceeds of the Loans; provided that such waiver of consequential, indirect, special or punitive damages shall not limit the indemnification obligations of the Borrowers under this Section 9.04(b). Each of the Lenders and the Administrative Agent agrees not to assert any claim against the U.S. Borrower, its Affiliates or any of their directors, officers, employees, attorneys and agents, on any theory of liability, for consequential, indirect, special or punitive damages arising out of or otherwise relating to any of the Loan Documents or any of the transactions contemplated hereby or thereby or the actual or proposed use of the proceeds of the Loans or the Letters of Credit. For purposes of this Section 9.04(b), a “Related Party” of an Indemnified Party means (i) any controlling Person, controlled Affiliate or Subsidiary of such Indemnified Party and (ii) the respective directors, officers or employees of such Indemnified Party or any of its Subsidiaries, controlled Affiliates or controlling Persons; provided that each reference to a controlling Person, controlled Affiliate, director, officer or employee in this sentence pertains to a controlling Person, controlled Affiliate, director, officer or employee involved in the preparation of the Loan Documents or the other transactions contemplated thereby. (c) If (i) any payment of principal of any Eurocurrency Rate Loan is made other than on the last day of the Interest Period for such Loan, as a result of a payment pursuant to Section 2.15(c) or 3.05 or acceleration of the maturity of the Loans pursuant to Section 7.01 or for any other reason, (ii) the U.S. Borrower gives notice of a Loan conversion pursuant to Section 2.09(c), or (iii) a Eurocurrency Loan is assigned other than on the last day of the Interest Period for such Loan as a result of a request of the Borrower pursuant to Section 3.08, then the

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 91 U.S. Borrower shall, upon demand by any Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender any amounts required to compensate such Lender for any additional losses, costs or expenses which it may reasonably incur as a result of such payment, including, without limitation, any loss (excluding loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender to fund or maintain such Loan. (d) Without prejudice to the survival of any other agreement of the U.S. Borrower or the Lenders hereunder, the agreements and obligations of the U.S. Borrower contained in Sections 2.12, 3.05 and 9.04, and the agreements and obligations of each Lender under Section 9.11, shall survive the payment in full of principal, interest and all other amounts payable hereunder and under the Notes. SECTION 9.05. Rights of Set-off; Payments Set Aside. (a) Upon the occurrence and during the continuance of any Event of Default each Lender and each Affiliate of a Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender or its Affiliates to or for the credit or the account of the U.S. Borrower against any and all of its obligations under the Loan Documents, of a Euro Borrower against any and all of such Euro Borrower’s obligations under the Loan Documents or of a Swing Loan Borrower against any and all of such Swing Loan Borrower’s obligations under the Loan Documents, in each case, now or hereafter existing whether or not such Lender shall have made any demand under this Agreement or any other Loan Document and even though such Obligations may be unmatured; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.16(a)(iii) and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the obligations owing to such Defaulting Lender as to which it exercised such right of setoff. Each Lender agrees promptly to notify the U.S. Borrower after any such set-off and application made by such Lender or its Affiliates; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this Section 9.05 are in addition to the other rights and remedies (including other rights of set-off) that such Lender may have. (b) To the extent that the U.S. Borrower makes a payment or payments to the Administrative Agent or the Lenders or any such Person exercise their rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred. SECTION 9.06. Binding Effect. This Agreement shall become effective when it shall have been executed by the U.S. Borrower, the Administrative Agent and each Lender and thereafter shall be binding upon and inure to the benefit of the Borrowers, the Administrative Agent and each Lender and their respective successors and assigns, except that no Borrower or

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 92 the Guarantor shall have the right to assign its rights or obligations hereunder or any interest herein without the prior written consent of each Lender. SECTION 9.07. Assignments and Participations. (a) Each Lender may assign to one or more banks or other entities all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitments, the Loans owing to it and the Note or Notes held by it); provided, however, that: (i) each such assignment shall be of a constant, and not a varying, percentage of all rights and obligations under this Agreement (other than any Swing Loans), (ii) the amount of the Commitments and/or Loans of the assigning Lender being assigned pursuant to each such assignment other than an assignment to another Lender (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $10,000,000 and shall be an integral multiple of $1,000,000 in excess thereof, (iii) each such assignment shall be to an Eligible Assignee, and (unless such assignment shall be to a Lender, an Affiliate of such Lender, a Subsidiary of the assigning Lender, or to the bank holding company or a Subsidiary of the bank holding company of which the assigning Lender is a Subsidiary) the U.S. Borrower, the Administrative Agent, the Issuing Banks and the Swing Loan Lender shall have consented to such assignment (which consents shall not be unreasonably withheld or delayed); provided, that no consent of the U.S. Borrower shall be required if an Event of Default under Section 7.01(a) or (e) has occurred and is continuing, and (iv) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with any Note or Notes subject to such assignment and a processing and recordation fee of $3,500 paid by either the assigning Lender or the assignee; provided that the Administrative Agent may, in its sole discretion, elect to waive such recordation fee in the case of any such assignment. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and (y) the Lender assignor thereunder shall relinquish its rights and be released from its obligations under this Agreement, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance. Notwithstanding anything to the contrary contained herein except for the conditions set for in clause (iv) of this Section 9.07(a), any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle (a “SPC”), identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the U.S. Borrower, the option to provide to a Borrower all or any part of a Loan that such Granting Lender would otherwise be obligated to make to such Borrower pursuant to this Agreement; provided that (i) nothing herein

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 93 shall constitute a commitment by any SPC to make any Loan, (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Advance, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Each party hereto hereby agrees that no SPC shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPC, it will not institute against, or join any other person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any State thereof. In addition, notwithstanding anything to the contrary contained in this Section 9.07 except for the conditions set forth in clause (iii) of this Section 9.07(a), any SPC may (i) with notice to, but without the prior written consent of, the U.S. Borrower and the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to the Granting Lender or to any Eligible Assignee (consented to by the U.S. Borrower and the Administrative Agent) providing liquidity and/or credit support to or for the account of such SPC to support the funding or maintenance of Loans and (ii) disclose on a confidential basis any non- public information relating to its Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPC. This paragraph may not be amended without the written consent of the SPC. (b) By executing and delivering an Assignment and Acceptance, the Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Borrower or the performance or observance by any Borrower of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 5.03 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon any Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender. (c) Each New Lender shall submit a New Commitment Acceptance in accordance with the provisions of Section 2.06(b). Upon the execution, delivery, acceptance and

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 94 recording of a New Commitment Acceptance, from and after the Increase Date related thereto such New Lender shall be a party hereto and have the rights and obligations of a Lender hereunder having the Commitment specified therein (or such lesser Commitment as shall be allocated to such New Lender in accordance with Section 2.06(b)(vi) or 2.15(d)). By executing and delivering a New Commitment Acceptance, the New Lender thereunder confirms to and agrees with the other parties hereto as follows: (i) such New Lender hereby agrees that no Lender has made any representation or warranty, or assumes any responsibility with respect to, (x) any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto or (y) the financial condition of any Borrower or the performance or observance by any Borrower of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto; (ii) such New Lender confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 5.03 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such New Commitment Acceptance; (iii) such New Lender will, independently and without reliance upon any Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (iv) such New Lender confirms that it is an Eligible Assignee; (v) such New Lender appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (vi) such New Lender agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender. (d) The Administrative Agent shall maintain at its address referred to in Section 9.02 a copy of each Assignment and Acceptance and each New Commitment Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitments of, and principal and interest amounts of the Loans owing to, each Lender from time to time (the “Register”). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and each Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the U.S. Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice. The Administrative Agent shall provide the U.S. Borrower with a copy of the Register upon reasonable request. (e) (i) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee representing that it is an Eligible Assignee, together with any Revolving Loan Note or Notes subject to such assignment, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit C-1 hereto, (1) accept such Assignment and Acceptance, (2) record the information contained therein in the Register and (3) give prompt notice thereof to the U.S. Borrower. Within five Business Days after its receipt of such notice, the relevant Borrower, at its own expense, shall execute and deliver to the Administrative Agent in exchange for the surrendered Revolving Loan Note or Notes a new Revolving Loan Note to the order of such Eligible Assignee in an amount equal to the Commitments and/or Loans assumed by it pursuant to such Assignment and Acceptance and a new Revolving Loan Note to the order of the assigning Lender in an amount equal to the Commitments and/or Loans retained by it hereunder. Such new Revolving Loan Notes shall be in

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 95 an aggregate principal amount equal to the aggregate principal amount of such surrendered Revolving Loan Note or Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit A-l hereto. Such surrendered Revolving Loan Note or Notes shall be marked “canceled” and shall be returned promptly to the U.S. Borrower. (ii) Upon its receipt of a New Commitment Acceptance executed by a New Lender representing that it is an Eligible Assignee, the Administrative Agent shall, if such New Commitment Acceptance has been completed and is in substantially the form of Exhibit C-3 hereto, (1) accept such New Commitment Acceptance, (2) record the information contained therein in the Register and (3) give prompt notice thereof to the U.S. Borrower. Within five Business Days after its receipt of such notice, the relevant Borrower, at its own expense, shall execute and deliver to the Administrative Agent a new Revolving Loan Note to the order of such New Lender in an amount equal to the Commitments assumed by it pursuant to such New Commitment Acceptance. Such new Revolving Loan Note shall be dated the relevant Increase Date and shall otherwise be in substantially the form of Exhibit A-l hereto. (f) Each Lender may sell participations to one or more banks or other entities (other than (x) any natural person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person), (y) any Borrower or any Affiliates of such Borrower or (z) any Defaulting Lender) in or to a portion of its rights and obligations under this Agreement (including, without limitation, a portion of its Commitments, the Loans owing to it and the Note or Notes held by it); provided, however, that (i) such Lender’s obligations under this Agreement (including, without limitation, its Commitments hereunder) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Lender shall remain the holder of any such Note for all purposes of this Agreement, (iv) the Borrowers, the Administrative Agent, the Issuing Banks and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement, (v) except in the case of a participation involving a Lender and one of its Affiliates (and this exception shall apply only so long as the participant remains an Affiliate of such Lender), the parties to each such participation shall execute a participation agreement in substantially the form of the Participation Agreement, and (vi) no participant under any such participation shall have any right to approve any amendment to or waiver of any provision of any Loan Document, or any consent to any departure by any Borrower therefrom, except to the extent that such amendment, waiver or consent would alter the principal of, or interest on, the Loan or Loans in which such participant is participating or any fees or other amounts payable to the Lenders hereunder, or postpone any date fixed for any payment of principal of, or interest on, the Loans or any fees or other amounts payable hereunder. Each Lender shall provide the U.S. Borrower with a list of entities party to all Participation Agreements with such Lender upon request. Notwithstanding anything in this paragraph to the contrary, any bank that is a member of the Farm Credit System that (a) has purchased a participation of at least $10,000,000 on or after the Effective Date, (b) is, by written notice to the U.S. Borrower and the Administrative Agent (“Voting Participant Notification”), designated by the selling Lender as being entitled to be accorded the rights of a Voting Participant hereunder (any bank that is a member of the Farm Credit System so designated being called a “Voting Participant”) and (c) receives the prior written consent of the U.S. Borrower and the Administrative Agent to become a Voting Participant, shall be entitled to vote (and the voting rights of the selling Lender shall be correspondingly reduced), on a dollar-for-dollar basis, as if

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 96 such participant were a Lender, on any matter requiring or allowing a Lender to provide or withhold its consent, or to otherwise vote on any proposed action. To be effective, each Voting Participant Notification shall, with respect to any Voting Participant, (i) state the full name, as well as all contact information required of an assignee as set forth in Exhibit C-1 hereto and (ii) state the dollar amount of the participation purchased. The U.S. Borrower and the Administrative Agent shall be entitled to conclusively rely on information contained in notices delivered pursuant to this paragraph. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the U.S. Borrower, maintain a register on which it enters the name and address of each participant and the principal and interest amounts of each participant’s interest in the Loans or other obligations hereunder (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any participant or any information relating to a participant’s interest in any Loan or other obligation hereunder) except to the extent that such disclosure is necessary to establish that such Loan or other obligation is in registered form under Section 5f.103−1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive and binding for all purposes, absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (g) Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 9.07, disclose to the assignee or participant or proposed assignee or participant, any information, including Confidential Information, relating to the Borrowers furnished to such Lender by or on behalf of the Borrowers; provided that, prior to any such disclosure of Confidential Information, the assignee or participant or proposed assignee or participant shall be informed of the confidential nature of such Confidential Information and shall agree to (i) preserve the confidentiality of any Confidential Information relating to the Borrowers received by it from such Lender and (ii) be bound by the provisions of Section 9.11. (h) Notwithstanding any other provision in this Agreement, an Eligible Assignee shall not be entitled to receive any greater payment under Section 2.12 or 3.05 than the assigning Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a change in law that occurs after the effective date of such assignment. (i) Notwithstanding any other provision set forth in this Agreement, any Lender may at any time and without the consent of the Administrative Agent or any Borrower create a security interest in all or any portion of its rights under this Agreement (including, without limitation, the Loans owing to it and the Notes held by it), including in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System or any other central banking authority. SECTION 9.08. No Liability of the Issuing Banks. Each Borrower assumes all risks of the acts or omissions of any beneficiary or transferee of any Letter of Credit with respect to its use of such Letter of Credit. Neither any Issuing Bank nor any of their respective officers or directors shall be liable or responsible for: (a) the use that may be made of any Letter of Credit or any acts or omissions of any beneficiary or transferee in connection therewith; (b) the validity, sufficiency or genuineness of documents, or of any endorsement thereon, even if such documents

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 97 should prove to be in any or all respects invalid, insufficient, fraudulent or forged; (c) payment by any Issuing Bank against presentation of documents that do not comply with the terms of a Letter of Credit, including failure of any documents to bear any reference or adequate reference to the Letter of Credit; or (d) any other circumstances whatsoever in making or failing to make payment under any Letter of Credit, except that each Borrower shall have a claim against an Issuing Bank, and such Issuing Bank shall be liable to such Borrower, to the extent of any direct, but not consequential, damages suffered by such Borrower that were caused by (i) such Issuing Bank’s willful misconduct or gross negligence in determining whether documents presented under any Letter of Credit comply with the terms of the Letter of Credit or (ii) such Issuing Bank’s willful failure to make lawful payment under a Letter of Credit after the presentation to it of a draft and certificates strictly complying with the terms and conditions of the Letter of Credit. In furtherance and not in limitation of the foregoing, each Issuing Bank acting in good faith may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary. SECTION 9.09. Governing Law. THIS AGREEMENT, AND ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) THAT MAY BE BASED UPON, ARISE OUT OF OR RELATE IN ANY WAY TO THIS AGREEMENT, THE EXECUTION OR PERFORMANCE OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY PRINCIPLE OF CONFLICTS OF LAW THAT COULD REQUIRE THE APPLICATION OF ANY OTHER LAW. SECTION 9.10. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement. SECTION 9.11. Confidentiality. Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Confidential Information (as defined below), except that Confidential Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective managers, administrators, trustees, partners, directors, officers, employees, agents, advisors and other representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Confidential Information and instructed to keep such Confidential Information confidential), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section 9.11, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective party (or its managers, administrators, trustees, partners, directors, officers, employees, agents, advisors and other representatives) to any swap or derivative or similar transaction under which payments are to be made by reference to the U.S. Borrower and its obligations, this Agreement or payments hereunder, (iii) any rating

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 98 agency, or (iv) the CUSIP Service Bureau or any similar organization, (g) with the consent of the U.S. Borrower, (h) any credit insurance provider or (i) to the extent such Confidential Information (x) becomes publicly available other than as a result of a breach of this Section 9.11 or (y) becomes available to the Administrative Agent, any Lender or any of their respective Affiliates on a nonconfidential basis from a source other than the U.S. Borrower. For purposes of this Section 9.11, “Confidential Information” means all information received from the U.S. Borrower or any of its Subsidiaries or any of their respective certified public accountants (including the Borrowers’ Accountants) relating to the U.S. Borrower or any of its Subsidiaries or any of their respective businesses, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by the U.S. Borrower or any of its Subsidiaries, provided that, in the case of information received from the U.S. Borrower or any of its Subsidiaries after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Confidential Information as provided in this Section 9.11 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Confidential Information as such Person would accord to its own confidential information. SECTION 9.12. Submission to Jurisdiction; Service of Process. (a) Any legal action or proceeding brought by any Borrower or any of its respective Affiliates with respect to this Agreement or any other Loan Document shall be brought exclusively in the courts of the State of New York located in the City of New York, borough of Manhattan, or of the United States of America for the Southern District of New York. By execution and delivery of this Agreement, each Borrower hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The parties hereto hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that any of them may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions. (b) Each Borrower hereby irrevocably consents to the service of any and all legal process, summons, notices and documents in any suit, action or proceeding brought in the United States of America arising out of or in connection with this Agreement or any other Loan Document by the mailing (by registered or certified mail, postage prepaid) or delivering of a copy of such process to the U.S. Borrower at its address specified in Section 9.02. Each Borrower agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. (c) Nothing contained in this Section 9.12 shall affect the right of the Administrative Agent or any Lender to serve process in any other manner permitted by law or commence legal proceedings or otherwise proceed against the Borrowers in any other jurisdiction. SECTION 9.13. WAIVER OF JURY TRIAL. EACH BORROWER, THE ADMINISTRATIVE AGENT, EACH ISSUING BANK AND EACH OF THE LENDERS HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS, THE LOANS, THE LETTERS OF CREDIT OR THE ACTIONS OF THE ADMINISTRATIVE

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 99 AGENT, ANY ISSUING BANK OR ANY LENDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF. SECTION 9.14. Judgment Currency. This is an international loan transaction in which the specification of Dollars or an Alternate Currency, as the case may be (the “Specified Currency”), any payment in New York City or the country of the Specified Currency, as the case may be (the “Specified Place”), is of the essence, and the Specified Currency shall be the currency of account in all events relating to Loans denominated in the Specified Currency. The payment obligations of the Borrowers under this Agreement and the Notes shall not be discharged by an amount paid in another currency or in another place, whether pursuant to a judgment or otherwise, to the extent that the amount so paid on conversion to the Specified Currency and transfer to the Specified Place under normal banking procedures does not yield the amount of the Specified Currency at the Specified Place due hereunder. If for the purpose of obtaining judgment in any court it is necessary to convert a sum due hereunder in the Specified Currency into another currency (the “Second Currency”), the rate of exchange which shall be applied shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the Specified Currency with the Second Currency on the Business Day next preceding that on which such judgment is rendered. The obligation of each Borrower in respect of any such sum due from it to the Administrative Agent or any Lender hereunder (an “Entitled Person”) shall, notwithstanding the rate of exchange actually applied in rendering such judgment, be discharged only to the extent that on the Business Day following receipt by such Entitled Person of any sum adjudged to be due hereunder or under the Notes in the Second Currency such Entitled Person may in accordance with normal banking procedures purchase and transfer to the Specified Place the Specified Currency with the amount of the Second Currency so adjudged to be due; and each Borrower hereby, as a separate obligation and notwithstanding any such judgment, agrees to indemnify such Entitled Person against, and to pay such Entitled Person on demand in the Specified Currency, any difference between the sum originally due to such Entitled Person in the Specified Currency and the amount of the Specified Currency so purchased and transferred. SECTION 9.15. European Monetary Union. (a) Payments by the Administrative Agent Generally. With respect to the payment of any amount denominated in Euro, the Administrative Agent shall not be liable to any of the Borrowers, the Swing Loan Lender or any of the Lenders in any way whatsoever for any delay, or the consequences of any delay, in the crediting to any account of any amount required by this Agreement to be paid by the Administrative Agent if the Administrative Agent shall have taken all relevant steps to achieve, on the date required by this Agreement, the payment of such amount in immediately available, freely transferable, cleared funds (in Euro) to the account of any Borrower, the Swing Loan Lender or any Lender in the Principal Financial Center in the Participating Member State which such Borrower, the Swing Loan Lender or such Lender, as the case may be, shall have specified for such purpose. For the purposes of this paragraph, “all relevant steps” means all such steps as may be prescribed from time to time by the regulations or operating procedures of such clearing or settlement system as the Administrative Agent may from time to time determine for the purpose of clearing or settling payments in Euro. (b) Other Consequential Changes. Without prejudice to the respective liabilities of the Borrowers to the Lenders and the Swing Loan Lender and the Lenders and the Swing Loan Lender to the Borrowers under or pursuant to this Agreement, except as expressly provided in this Section 9.15, each provision of this Agreement shall be subject to such

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 100 reasonable changes of construction as the Administrative Agent may from time to time reasonably specify to be necessary or appropriate to reflect the introduction of or changeover to Euros in Participating Member States. SECTION 9.16. USA PATRIOT Act. Each Lender subject to the Patriot Act hereby notifies each Borrower that, pursuant to Section 326 of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”), it is required to obtain, verify and record information that identifies the Borrower, including the name and address of such Borrower and other information that will allow such Lender to identify each Borrower in accordance with the Patriot Act. SECTION 9.17. Continued Effectiveness. Notwithstanding anything to the contrary contained herein, this Agreement is not intended to and shall not serve to affect a novation of the obligations under the Existing Credit Agreement, as continued hereunder. Instead, it is the express intention of the parties hereto to reaffirm the indebtedness created under the Existing Credit Agreement. The Existing Credit Agreement and all agreements, instruments and documents executed or delivered in connection with the Existing Credit Agreement shall each be deemed to be amended as of the Effective Date to the extent necessary to give effect to the provisions of this Agreement. SECTION 9.18. Entire Agreement. This Agreement, the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent or any Issuing Bank, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. SECTION 9.19. No Fiduciary Duty. Each Agent, each Lender, each Issuing Bank, each Swing Loan Lender and their respective Affiliates (collectively, solely for purposes of this paragraph, the “Lenders”), may have economic interests that conflict with those of any Borrowers, its stockholders and/or its Affiliates. Each Borrower agrees that nothing in the Loan Documents or otherwise will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between any Lender, on the one hand, and any Borrower, its stockholders or its Affiliates, on the other. Each Borrower acknowledges and agrees that (i) the transactions contemplated by the Loan Documents (including the exercise of rights and remedies hereunder and thereunder) are arm’s-length commercial transactions between the Lenders, on the one hand, and the Borrowers, on the other, and (ii) in connection therewith and with the process leading thereto, (x) no Lender has assumed an advisory or fiduciary responsibility in favor of any Borrower, its stockholders or its Affiliates with respect to the transactions contemplated hereby (or the exercise of rights or remedies with respect thereto) or the process leading thereto (irrespective of whether any Lender has advised, is currently advising or will advise any Borrower, its stockholders or its Affiliates on other matters) or any other obligation to any Borrower except the obligations expressly set forth in the Loan Documents and (y) each Lender is acting solely as principal and not as the agent or fiduciary of any Borrower, its management, stockholders, creditors or any other Person. Each Borrower acknowledges and agrees that it has consulted its own legal and financial advisors to the extent it deemed appropriate and that it is responsible for making its own independent judgment with respect to such transactions and the process leading thereto. Each Borrower agrees that it will not claim that any Lender has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to such Borrower, in connection with such transaction or the process leading thereto.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 101 ARTICLE X GUARANTY SECTION 10.01. Guaranty. (a) To induce the Lenders to make the Loans to the Euro Borrowers and the Swing Loan Borrowers, as the case may be, and the Issuing Banks to Issue Letters of Credit for the account of the Euro Borrowers, the U.S. Borrower hereby absolutely, unconditionally and irrevocably guarantees, as primary obligor and not merely as surety (in such capacity, the “Guarantor”), the full and punctual payment when due, whether at stated maturity or earlier, by reason of acceleration, mandatory prepayment or otherwise in accordance herewith or any other Loan Document, of the principal of and interest on the Loans made by each Lender to, and the Notes held by each Lender of, each Euro Borrower or Swing Loan Borrower and all other amounts from time to time owing (including without limitation with respect to any Letters of Credit) to the Lenders or the Administrative Agent by any Euro Borrower or any Swing Loan Borrower under this Agreement pursuant hereto, to its Euro Borrower Designation or its Swing Loan Borrower Designation, as applicable, and under the Notes, in each case strictly in accordance with the terms hereof or thereof (such obligations being herein collectively called, the “Guarantied Obligations”), whether or not from time to time reduced or extinguished or hereafter increased or incurred, whether or not recovery may be or hereafter may become barred by any statute of limitations, and whether enforceable or unenforceable as against any Euro Borrower or Swing Loan Borrower, now or hereafter existing, or due or to become due, including principal, interest (including interest at the contract rate applicable upon default accrued or accruing after the commencement of any proceeding under the Bankruptcy Code, whether or not such interest is an allowed claim in such proceeding), fees and costs of collection. This guaranty constitutes a guaranty of payment and not of collection. (b) The U.S. Borrower further agrees that, (i) if any payment made by any of the Euro Borrowers or any other person and applied to the Guarantied Obligations is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or (ii) if any payment is made by any Lender or any other holder of Guarantied Obligations (the “Guarantied Parties”) to any Euro Borrower, its estate, trustee, receiver or any other party, including the U.S. Borrower, under any bankruptcy law, state or federal law, common law or equitable cause, then, in each case, to the extent of such payment or repayment, the U.S. Borrower’s liability under this Section 10.01 shall be and remain in full force and effect, as fully as if such payment had never been made or, if prior thereto this guaranty set forth in this Section 10.01 shall have been cancelled or surrendered, the guaranty set forth in this Section 10.01 shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of the U.S. Borrower in respect of the amount of such payment. SECTION 10.02. Authorization; Other Agreements. The Guarantied Parties are hereby authorized, without notice to or demand upon the U.S. Borrower, which notice or demand is expressly waived hereby, and without discharging or otherwise affecting the obligations of the U.S. Borrower hereunder (which shall remain absolute and unconditional notwithstanding any such action or omission to act), from time to time, to:

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 102 (a) supplement, renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, the Guarantied Obligations, or any part of them, or otherwise modify, amend or change the terms of any promissory note or other agreement, document or instrument (including, without limitation, this Agreement and the other Loan Documents) now or hereafter executed by any Euro Borrower and delivered to the Guarantied Parties or any of them, including, without limitation, any increase or decrease of principal or the rate of interest thereon; (b) waive or otherwise consent to noncompliance with any provision of any instrument evidencing the Guarantied Obligations, or any part thereof, or any other instrument or agreement in respect of the Guarantied Obligations (including, without limitation, this Agreement and the other Loan Documents) now or hereafter executed by any Euro Borrower and delivered to the Guarantied Parties or any of them; (c) accept partial payments on the Guarantied Obligations; (d) receive, take and hold additional security or collateral for the payment of the Guarantied Obligations or any part of them and exchange, enforce, waive, substitute, liquidate, terminate, abandon, fail to perfect, subordinate, transfer, otherwise alter and release any such additional security or collateral; (e) settle, release, compromise, collect or otherwise liquidate the Guarantied Obligations or accept, substitute, release, exchange or otherwise alter, affect or impair any security or collateral for the Guarantied Obligations or any part of them or any other guaranty therefor, in any manner; (f) add, release or substitute any one or more other guarantors, makers or endorsers of the Guarantied Obligations or any part of them and otherwise deal with any Euro Borrower or any other guarantor, maker or endorser; (g) apply to the Guarantied Obligations any and all payments or recoveries from any Euro Borrower, from any other guarantor, maker or endorser of the Guarantied Obligations or any part of them to the Guarantied Obligations in such order as provided herein whether such Guarantied Obligations are secured or unsecured or guaranteed or not guaranteed by others; and (h) refund at any time any payment received by any Guarantied Party in respect of any of the Guarantied Obligations, and payment to such Person of the amount so refunded shall be fully guaranteed hereby even though prior thereto this Guaranty shall have been cancelled or surrendered, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of the U.S. Borrower hereunder in respect of the amount so refunded; even if any right of reimbursement or subrogation or other right or remedy of the U.S. Borrower is extinguished, affected or impaired by any of the foregoing (including, without limitation, any election of remedies by reason of any judicial, non-judicial or other proceeding in respect of the Guarantied Obligations which impairs any subrogation, reimbursement or other right of the U.S. Borrower). SECTION 10.03. Guaranty Absolute and Unconditional. The U.S. Borrower hereby waives any defense of a surety or guarantor or any other obligor on any obligations arising in connection with or in respect of any of the following and hereby agrees that

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 103 its obligations under this Article X (Guaranty) are absolute and unconditional and shall not be discharged or otherwise affected as a result of: (a) the invalidity or unenforceability of any of any Euro Borrower’s obligations under this Agreement or any other Loan Document or any other agreement or instrument relating thereto, or any security for, or other guaranty of the Guarantied Obligations or any part of them, or the lack of perfection or continuing perfection or failure of priority of any security for the Guarantied Obligations or any part of them; (b) the absence of any attempt to collect the Guarantied Obligations or any part of them from any Euro Borrower or other action to enforce the same; (c) any Guarantied Parties’ election, in any proceeding instituted under chapter 11 of the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code; (d) any borrowing or grant of a Lien by any Euro Borrower, as debtor-in-possession, or extension of credit, under Section 364 of the Bankruptcy Code; (e) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of the Administrative Agent’s or Lender’s claim (or claims) for repayment of the Guarantied Obligations; (f) any use of cash collateral under Section 363 of the Bankruptcy Code; (g) any agreement or stipulation as to the provision of adequate protection in any bankruptcy proceeding; (h) the avoidance of any Lien in favor of the Guarantied Parties or any of them for any reason; (i) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any Euro Borrower, the U.S. Borrower or any of any Euro Borrower’s other Subsidiaries, including without limitation, any discharge of, or bar or stay against collecting, all or any of the Guarantied Obligations (or any part of them or interest thereon) in or as a result of any such proceeding; (j) failure by any Guarantied Party to file or enforce a claim against any Euro Borrower or its estate in any bankruptcy or insolvency case or proceeding; (k) any action taken by any Guarantied Party that is authorized hereby; or (l) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor or any other obligor on any obligations, other than the payment in full of the Guarantied Obligations. SECTION 10.04. Waivers. The U.S. Borrower hereby waives diligence, promptness, presentment, demand for payment or performance and protest and notice of protest, notice of acceptance and any other notice in respect of the Guarantied Obligations or any part of them, and any defense arising by reason of any disability or other defense of the Euro Borrower.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 104 The U.S. Borrower shall not, until the Guarantied Obligations are irrevocably paid in full and the Commitments have been terminated, assert any claim or counterclaim it may have against any Euro Borrower or set off any of its obligations to any Euro Borrower against any obligations of any Euro Borrower to it. In connection with the foregoing, the U.S. Borrower covenants that its obligations hereunder shall not be discharged, except by complete performance. SECTION 10.05. Reliance. The U.S. Borrower hereby assumes responsibility for keeping itself informed of the financial condition of the Euro Borrowers and any and all endorsers and/or other guarantors of all or any part of the Guarantied Obligations, and of all other circumstances bearing upon the risk of nonpayment of the Guarantied Obligations, or any part thereof, that diligent inquiry would reveal, and the U.S. Borrower hereby agrees that no Guarantied Party shall have any duty to advise it of information known to it regarding such condition or any such circumstances. In the event any Guarantied Party, in its sole discretion, undertakes at any time or from time to time to provide any such information to the U.S. Borrower, such Guarantied Party shall be under no obligation (i) to undertake any investigation not a part of its regular business routine, (ii) to disclose any information which such Guarantied Party, pursuant to accepted or reasonable commercial finance or banking practices, wishes to maintain confidential or (iii) to make any other or future disclosures of such information or any other information to any Guarantied Party. SECTION 10.06. Waiver of Subrogation and Contribution Rights. Until the Guarantied Obligations have been irrevocably paid in full and the Commitments have been terminated, the U.S. Borrower shall not enforce or otherwise exercise any right of subrogation to any of the rights of the Guarantied Parties or any part of them against any Euro Borrower or any right of reimbursement or contribution or similar right against any Euro Borrower by reason of this Agreement or by any payment made by the U.S. Borrower in respect of the obligations under this Agreement or the Notes. SECTION 10.07. Subordination. The U.S. Borrower hereby agrees that upon the occurrence of any Event of Default described in Section 7.01(e), any Indebtedness of any Euro Borrower now or hereafter owing to it, whether heretofore, now or hereafter created (the “Guaranty Subordinated Debt”), is hereby subordinated to all of the obligations under this Agreement and the Notes, and that, except as expressly permitted by this agreement, the Guaranty Subordinated Debt shall not be paid in whole or in part until such obligations have been paid in full and this Guaranty is terminated and of no further force or effect. The U.S. Borrower shall not accept any payment of or on account of any Guaranty Subordinated Debt at any time in contravention of the foregoing. Upon the occurrence and during the continuance of an Event of Default described in Section 7.01(e), each Euro Borrower shall pay to the Administrative Agent any payment of all or any part of the Guaranty Subordinated Debt and any amount so paid to the Administrative Agent shall be applied to payment of the obligations under this Agreement and the Notes as provided herein. Each payment on the Guaranty Subordinated Debt received in violation of any of the provisions hereof shall be deemed to have been received by the U.S. Borrower as trustee for the Administrative Agent and the Lenders and shall be paid over to the Administrative Agent immediately on account of the Guarantied Obligations, but without otherwise affecting in any manner the U.S. Borrower’s liability under this Article X (Guaranty). The U.S. Borrower agrees to file all claims against the Euro Borrowers in any bankruptcy or other proceeding in which the filing of claims is required by law in respect of any Guaranty Subordinated Debt, and the Administrative Agent shall be entitled to all of U.S. Borrower’s rights thereunder. If for any reason the U.S. Borrower fails to file such claim at least ten Business Days

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 105 prior to the last date on which such claim should be filed, the U.S. Borrower hereby irrevocably appoints the Administrative Agent as its true and lawful attorney-in-fact and is hereby authorized to act as attorney-in-fact in the U.S. Borrower’s name to file such claim or, in the Administrative Agent’s discretion, to assign such claim to and cause proof of claim to be filed in the name of the Administrative Agent or its nominee. In all such cases, whether in administration, bankruptcy or otherwise, the person or persons authorized to pay such claim shall pay to the Administrative Agent the full amount payable on the claim in the proceeding, and, to the full extent necessary for that purpose, the U.S. Borrower hereby assigns to the Administrative Agent all of the U.S. Borrower’s rights to any payments or distributions to which the U.S. Borrower otherwise would be entitled. If the amount so paid is greater than the U.S. Borrower’s liability hereunder, the Administrative Agent shall pay the excess amount to the party entitled thereto. SECTION 10.08. Default; Remedies. The obligations of the U.S. Borrower hereunder are independent of and separate from the Guarantied Obligations. Upon any Event of Default, the Administrative Agent may, at its sole election, proceed directly and at once, without notice, against the U.S. Borrower to collect and recover the full amount or any portion of the Guarantied Obligations then due, without first proceeding against the defaulting Euro Borrower or Euro Borrowers or any other guarantor of the Guarantied Obligations, or joining the defaulting Euro Borrower or Euro Borrowers or any other guarantor in any proceeding against the U.S. Borrower. At any time after maturity of the Guarantied Obligations, the Administrative Agent may (unless the Guarantied Obligations have been irrevocably paid in full), without notice to the U.S. Borrower, appropriate and apply toward the payment of the Guarantied Obligations (i) any indebtedness due or to become due from any Guarantied Party to the U.S. Borrower and (ii) any moneys, credits or other property belonging to the U.S. Borrower at any time held by or coming into the possession of any Guarantied Party or any of its respective Affiliates. SECTION 10.09. Irrevocability. This Guaranty set forth in this Article X (Guaranty) shall be irrevocable as to any and all of the Guarantied Obligations until the Commitments have been terminated and all monetary Guarantied Obligations then outstanding have been irrevocably repaid in cash. SECTION 10.10. Setoff. Upon the occurrence and during the continuance of an Event of Default, each Guarantied Party and each Affiliate thereof may, without notice to the U.S. Borrower and regardless of the acceptance of any security or collateral for the payment hereof, appropriate and apply toward the payment of all or any part of the Guarantied Obligations then due and payable (i) any indebtedness due or to become due from such Guarantied Party or Affiliate thereof to the U.S. Borrower or any Euro Borrower or Swing Loan Borrower, and (ii) any moneys, credits or other property belonging to the U.S. Borrower or any Euro Borrower or Swing Loan Borrower, at any time held by or coming into the possession of such Guarantied Party or Affiliate thereof (other than trust accounts). SECTION 10.11. No Marshaling. The U.S. Borrower consents and agrees that no Guarantied Party or Person acting for or on behalf thereof shall be under any obligation to marshal any assets in favor of the U.S. Borrower or against or in payment of any or all of the Guarantied Obligations. SECTION 10.12. Enforcement; Amendments; Waivers. No delay on the part of any Guarantied Party in the exercise of any right or remedy arising under this Agreement, any of the other Loan Documents or otherwise with respect to all or any part of the Guarantied Obligations or any other guaranty of or security for all or any part of the Guarantied Obligations

SECOND AMENDED AND RESTATED CREDIT AGREEMENT FMC CORPORATION 106 shall operate as a waiver thereof, and no single or partial exercise by any such Person of any such right or remedy shall preclude any further exercise thereof. Failure by any Guarantied Party at any time or times hereafter to require strict performance by the U.S. Borrower, any other guarantor of all or any part of the Guarantied Obligations or any other Person of any of the provisions, warranties, terms and conditions contained in any of the Loan Documents now or at any time or times hereafter executed by such Persons and delivered to any Guarantied Party shall not waive, affect or diminish any right of such person at any time or times hereafter to demand strict performance thereof and such right shall not be deemed to have been waived by any act or knowledge of any Guarantied Party, or its Affiliates, unless such waiver is contained in an instrument in writing, directed and delivered to such Euro Borrower or the U.S. Borrower, as applicable, specifying such waiver, and is signed by the party or parties necessary to give such waiver under this Agreement. No waiver of any Event of Default shall operate as a waiver of any other Event of Default or the same Event of Default on a future occasion, and no action by any Guarantied Party permitted hereunder shall in any way affect or impair any its rights and remedies or the obligations of the U.S. Borrower under this Article X (Guaranty). Any determination by a court of competent jurisdiction of the amount of any principal and/or interest owing by any Euro Borrower to any Guarantied Party shall be conclusive and binding on the U.S. Borrower irrespective of whether the U.S. Borrower was a party to the suit or action in which such determination was made. [SIGNATURE PAGES FOLLOW]

[SIGNATURE PAGE TO SECOND A&R FMC CREDIT AGREEMENT] IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written. The U.S. Borrower FMC CORPORATION By: /s/ Andrew D. Sandifer Name: Andrew D. Sandifer Title: Vice President and Treasurer The Euro Borrowers FMC FINANCE B.V. By: /s/ Andrew D. Sandifer Name: Andrew D. Sandifer Title: Authorized Signatory, as Attorney-in-Fact FMC CHEMICALS NETHERLANDS B.V. By: /s/ Andrew D. Sandifer Name: Andrew D. Sandifer Title: Authorized Signatory, as Attorney-in-Fact FMC FORET, S.A. By: /s/ Andrew D. Sandifer Name: Andrew D. Sandifer Title: Authorized Signatory, as Attorney-in-Fact

[SIGNATURE PAGE TO A&R FMC CREDIT AGREEMENT] #89536643v10 SURETY INTERNATIONAL LTD. By: /s/ Andrew D. Sandifer Name: Andrew D. Sandifer Title: Authorized Signatory, as Attorney-in-Fact FMC LUXEMBOURG HOLDINGS S.À R.L. By: /s/ Andrew D. Sandifer Name: Andrew D. Sandifer Title: Authorized Signatory, as Attorney-in-Fact FMC LUXEMBOURG S.À R.L. By: /s/ Andrew D. Sandifer Name: Andrew D. Sandifer Title: Authorized Signatory, as Attorney-in-Fact

[SIGNATURE PAGE TO A&R FMC CREDIT AGREEMENT] CITIBANK, N.A., as Administrative Agent, Lender, Issuing Bank and Swing Loan Lender By: /s/ Michael Vondriska Name: Michael Vondriska Title: Vice President

[SIGNATURE PAGE TO SECOND A&R FMC CREDIT AGREEMENT] BANK OF AMERICA, N.A., as Syndication Agent, Lender, Issuing Bank and Swing Loan Lender By: /s/ Michelle Cheung Name: Michelle Cheung Title: Assistant Vice President

[SIGNATURE PAGE TO SECOND A&R FMC CREDIT AGREEMENT] BNP Paribas, as a Lender By: /s/ Christopher Sked Name: Christopher Sked Title: Managing Director By: /s/ Julien Pecoud-Bouvet Name: Julien Pecoud-Bouvet Title: Vice President

[SIGNATURE PAGE TO SECOND A&R FMC CREDIT AGREEMENT] JPMORGAN CHASE BANK, N.A., as a Lender By: /s/ James A. Knight Name: James A. Knight Title: Executive Director

[SIGNATURE PAGE TO SECOND A&R FMC CREDIT AGREEMENT] Sumitomo Mitsui Banking Corporation, as a Lender By: /s/ James D. Weinstein Name: James D. Weinstein Title: Managing Director

[SIGNATURE PAGE TO SECOND A&R FMC CREDIT AGREEMENT] TD Bank, N.A., as a Lender By: /s/ Craig Welch Name: Craig Welch Title: Senior Vice President

[SIGNATURE PAGE TO SECOND A&R FMC CREDIT AGREEMENT] CoBank, ACB, as a Lender By: /s/ Robert Prickett Name: Robert Prickett Title: Vice President

[SIGNATURE PAGE TO SECOND A&R FMC CREDIT AGREEMENT] Branch Banking and Trust Company, as a Lender By: /s/ Trevor H. Williams Name: Trevor H. Williams Title: Banking Officer

[SIGNATURE PAGE TO SECOND A&R FMC CREDIT AGREEMENT] Citizens Bank of Pennsylvania, as a Lender By: /s/ Jeffrey Mills Name: Jeffrey Mills Title: Vice President

[SIGNATURE PAGE TO SECOND A&R FMC CREDIT AGREEMENT] COÖPERATIVE RABOBANK U.A., NEW YORK BRANCH, as a Lender By: /s/ Jeff Bliss Name: Jeff Bliss Title: Executive Director By: /s/ Robert Graff Name: Robert Graff Title: Managing Director

[SIGNATURE PAGE TO SECOND A&R FMC CREDIT AGREEMENT] KBC Bank N.V., New York, as a Lender By: /s/ Sheila Bermejo Name: Sheila Bermejo Title: Director By: /s/ Susan Silver Name: Susan Silver Title: Managing Director

[SIGNATURE PAGE TO SECOND A&R FMC CREDIT AGREEMENT] MIZUHO BANK, LTD., as a Lender By: /s/ Donna DeMagistris Name: Donna DeMagistris Title: Authorized Signatory

[SIGNATURE PAGE TO SECOND A&R FMC CREDIT AGREEMENT] PNC BANK, National Association, as a Lender By: /s/ Denise DiSimone Name: Denise DiSimone Title: Senior Vice President

[SIGNATURE PAGE TO SECOND A&R FMC CREDIT AGREEMENT] THE BANK OF NEW YORK MELLON, as a Lender By: /s/ Christopher Olsen Name: Christopher Olsen Title: Senior Associate

[SIGNATURE PAGE TO SECOND A&R FMC CREDIT AGREEMENT] U.S. BANK NATIONAL ASSOCIATION, as a Lender By: /s/ Mark Irey Name: Mark Irey Title: Vice President

[SIGNATURE PAGE TO SECOND A&R FMC CREDIT AGREEMENT] Wells Fargo Bank, National Association, as a Lender By: /s/ Ashley Walsh Name: Ashley Walsh Title: Director

[SIGNATURE PAGE TO SECOND A&R FMC CREDIT AGREEMENT] Lloyds Bank plc, as a Lender By: /s/ Daven Popat Name: Daven Popat Title: Senior Vice President Transaction Execution Category A P003 By: /s/ Erin Walsh Name: Erin Walsh Title: Assistant Vice President Transaction Execution Category A M004

[SIGNATURE PAGE TO SECOND A&R FMC CREDIT AGREEMENT] Santander Bank, N.A., as a Lender By: /s/ Andres Barbosa Name: Andres Barbosa Title: Executive Director

[SIGNATURE PAGE TO SECOND A&R FMC CREDIT AGREEMENT] Bank of China, New York Branch, as a Lender By: /s/ Raymond Qiao Name: Raymond Qiao Title: Managing Director

[SIGNATURE PAGE TO SECOND A&R FMC CREDIT AGREEMENT] THE BANK OF TOKYO-MITSUBISHI UFJ, LTD, as a Lender By: /s/ Mustafa Khan Name: Mustafa Khan Title: Director